   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 7, 1997

                                                   REGISTRATION NOS.: 33-
                                                                      811-8240

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------

                                  FORM N-1A

                            REGISTRATION STATEMENT

                       UNDER THE SECURITIES ACT OF 1933
                                                                           [X]

                         PRE-EFFECTIVE AMENDMENT NO.
                                                                           [ ]

                         POST-EFFECTIVE AMENDMENT NO.
                                                                           [ ]

                                    AND/OR

             REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

                                 ACT OF 1940
                                                                           [X]

                               AMENDMENT NO. 3
                                                                           [X]
                                --------------

                 TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST

                       (A MASSACHUSETTS BUSINESS TRUST)

              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                               BARRY FINK, ESQ.
                            TWO WORLD TRADE CENTER
                           NEW YORK, NEW YORK 10048

                   (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   COPY TO:

                            DAVID M. BUTOWSKY, ESQ.
                            GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                             114 WEST 47TH STREET
                           NEW YORK, NEW YORK 10036

                                --------------

                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

As soon as practicable after the effective date of this registration statement.

                                --------------


   THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

                 TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
                            Cross-Reference Sheet
                                  Form N-1A

 ITEM         CAPTION
------------- ---------------------------------------------------
PART A        PROSPECTUS
------------- ---------------------------------------------------
1. .......... Cover Page

2. .......... Summary of Fund Expenses; Prospectus Summary

3. .......... Financial Highlights

4. .......... Investment Objective and Policies; Risk
                Considerations; The Fund and Its Management; Cover
                Page; Investment Restrictions; Prospectus Summary

5. .......... The Fund and Its Management; Back Cover;
                Investment Objective and Policies

6. .......... Dividends, Distributions and Taxes; Additional
                Information

7. .......... Purchase of Fund Shares; Shareholder Services;
                Redemptions and Repurchases

8. .......... Purchase of Fund Shares; Redemptions and
                Repurchases; Shareholder Services

9. .......... Not Applicable

   PART B         STATEMENT OF ADDITIONAL INFORMATION
----------        ------------------------------------------------------
10. ............. Cover Page

11. ............. Table of Contents

12. ............. The Fund and Its Management

13. ............. Investment Practices and Policies; Investment
                    Restrictions; Portfolio Transactions and Brokerage

14. ............. The Fund and Its Management; Trustees and Officers

15. ............. Trustees and Officers

16. ............. The Fund and Its Management; Purchase of Fund Shares;
                   Custodian and Transfer Agent; Independent Accountants

17. ............. Portfolio Transactions and Brokerage

18. ............. Description of Shares

19. ............. Purchase of Fund Shares; Redemptions and Repurchases;
                   Statement of Assets and Liabilities; Shareholder
                   Services

20. ............. Dividends, Distributions and Taxes

21. ............. Purchase of Fund Shares; The Distributor

22. ............. Dividends, Distributions and Taxes

23. ............. Performance Information

PART C

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

PROSPECTUS
JANUARY   , 1998

TCW/DW Emerging Markets Opportunities Trust (the "Fund") is an open-end, non-diversified management investment company, whose investment objective is long-term capital appreciation through investment primarily in equity securities of companies in emerging market countries. The Fund seeks to achieve its investment objective by investing at least 65% of its total assets in equity securities of companies in emerging market countries. There is no assurance that the Fund's investment objective will be achieved. See "Investment Objective and Policies." The Fund may invest up to 35% of its total assets in high risk debt securities which are unrated or rated below investment grade. Investments in emerging market countries involve certain special risk factors and therefore may not be suitable for all investors.

The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Prior to the date of this prospectus the Fund was organized as a closed-end investment company; all shares of the Fund held prior to such date have been designated Class A shares. See "The Fund and its Management" and "Purchase of Fund Shares--Alternative Purchase Arrangements."

This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of
Additional Information, dated         , 1998 which has been filed with the
Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference. Table of Contents

Prospectus Summary/ 2

Summary of Fund Expenses/ 5

Financial Highlights/ 7

The Fund and its Management/ 8

Investment Objective and Policies/ 9

  Risk Considerations/ 11

Investment Restrictions/ 20

Purchase of Fund Shares/ 21

Shareholder Services/ 30

Repurchases and Redemptions/ 32

Dividends, Distributions and Taxes/ 33

Performance Information/ 34

Additional Information/ 35

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    TCW/DW EMERGING MARKETS
    OPPORTUNITIES TRUST
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

Dean Witter Distributors Inc.
Distributor

PROSPECTUS SUMMARY
-----------------------------------------------------------------------------

THE                 The Fund is organized as a trust, commonly known as a Massachusetts business trust, and is an
FUND                open-end, non-diversified management investment company investing primarily in equity securities of companies in emerging market countries.
------------------  -----------------------------------------------------------------------------------------------------
SHARES              Shares of beneficial interest with $0.01 par value (see page ). The Fund offers four Classes of
OFFERED             shares, each with a different combination of sales charges, ongoing fees and other features (see pages - ).
------------------  -----------------------------------------------------------------------------------------------------
MINIMUM             The minimum initial investment for each Class is $1,000 ($100 if the account is opened through
PURCHASE            EasyInvest (Service Mark) ). Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million investment for Class D shares, and subject to the $1,000 minimum initial investment for each
                    Class of the Fund, an investor's existing holdings of Class A shares and concurrent investments in
                    Class D shares of the Fund and other multiple class funds for which Dean Witter Services Company Inc.
                    serves as manager and TCW Funds Management, Inc. serves as investment adviser will be aggregated. The minimum subsequent investment is $100 (see page  ).
------------------  -----------------------------------------------------------------------------------------------------
INVESTMENT          The investment objective of the Fund is long-term capital appreciation through investment primarily
OBJECTIVE           in equity securities of companies in emerging market countries.
------------------  -----------------------------------------------------------------------------------------------------
MANAGER             Dean Witter Services Company Inc. (the "Manager"), a wholly-owned subsidiary of Dean Witter
                    InterCapital Inc. ("InterCapital"), is the Fund's Manager. The Manager also serves as Manager to thirteen other investment companies which are advised by TCW Funds Management, Inc. (the "TCW/DW
                    Funds"). The Manager and InterCapital serve in various investment management, advisory, management and administrative capacities to a total of
                    102 investment companies and other portfolios with assets of approximately $ billion at
                          .
------------------  -----------------------------------------------------------------------------------------------------
CO-ADVISORS         TCW Funds Management, Inc. ("TCW") and Morgan Stanley Asset Management Inc. ("MSAM"), an affiliate of
                    InterCapital (collectively, the "Co-Advisers") are the Fund's investment advisers. In addition to the
                    Fund, TCW serves as investment adviser to thirteen other TCW/DW Funds. As of       , TCW and its
                    affiliates had over $ billion under management or committed to management in various fiduciary or advisory capacities, primarily from institutional investors. MSAM serves as investment adviser to
                    other TCW/DW Funds. MSAM conducts a worldwide investment advisory business. As of     , 1997, MSAM,
                    together with its institutional investment management affiliates, managed assets of approximately
                    $    (see page .)
------------------  -----------------------------------------------------------------------------------------------------
SUB-ADVISORS        TCW has appointed TCW London International, Limited and TCW Asia Limited as sub-advisers, to assist
                    TCW in performing its advisory functions.
------------------  -----------------------------------------------------------------------------------------------------
MANAGEMENT          The Manager receives a monthly fee at the annual rate of 0.75% of daily net assets. The Co-Advisers
AND ADVISORY        collectively receive a monthly fee at the annual rate of 0.50% of daily net assets
FEES                (see page ).
------------------  -----------------------------------------------------------------------------------------------------
DISTRIBUTOR AND     Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution plan pursuant
DISTRIBUTION        to Rule 12b-1 under the Investment Company Act (the "12b-1 Plan") with respect to the distribution
FEE                 fees paid by the Class A, Class B and Class C shares of the Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to
                    0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge
                    (see pages   and   ).
------------------  -----------------------------------------------------------------------------------------------------

                                       2

------------------  -----------------------------------------------------------------------------------------------------
ALTERNATIVE         Four classes of shares are offered:
PURCHASE
ARRANGEMENTS        o Class A shares are offered with a front-end sales charge, starting at 5.25% and reduced for larger purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan.
                    Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of
                    average daily net assets of the Class (see pages   and  ). All shares of the Fund held prior to
                    have been designated Class A shares.

                    o Class B shares are offered without a front-end sales charge, but will in most cases be subject to a
                    CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 1.0% of the average daily net assets of Class B. Class B shares convert to Class A shares
                    approximately ten years after the date of the original purchase (see pages   and  ).

                    o Class C shares are offered without a front-end sales charge, but will in most cases be subject to a
                    CDSC of 1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the
                    Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 1.0% of average daily net assets of the Class
                    (see pages   and  ).

                    o Class D shares are offered only to investors meeting an initial investment minimum of $5 million and to certain other limited categories of investors. Class D shares are offered without a front-end
                    sales charge or CDSC and are not subject to any 12b-1 fee (see pages   and  ).
------------------  -----------------------------------------------------------------------------------------------------
DIVIDENDS AND       Dividends from net investment income and distributions from net capital gains, if any, are paid at
CAPITAL GAINS       least annually. The Fund may, however, determine to retain all or part of any net long-term capital
DISTRIBUTIONS       gains in any year for reinvestment. Dividends and capital gains distributions paid on shares of a
                    Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment
                    will not be subject to any sales charge or CDSC (see pages   and  ).
------------------  -----------------------------------------------------------------------------------------------------
REDEMPTION          Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A,
                    Class B or Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account
                    (see page  ).

------------------  -----------------------------------------------------------------------------------------------------

                                       3

------------------  -----------------------------------------------------------------------------------------------------
RISK                The net asset value of the Fund's shares will fluctuate with changes in the market value of the
CONSIDERATIONS      Fund's portfolio securities. It should be recognized that investing in emerging market country securities includes certain risks not typically associated with investing in securities of U.S.
                    issuers, including (i) the risks associated with international investments generally, such as fluctuations in foreign currency exchange rates, (ii) the risks of investing in countries with smaller, less developed capital markets, such as limited liquidity, price volatility, custodial settlement issues and restrictions on foreign investment, and (iii) the risks associated with emerging country economies, including high levels of inflation, large amounts of debt and political and social uncertainties, such as the risk of expropriation, nationalization or confiscation of the
                    Fund's assets or the imposition of restrictions on foreign investment or the repatriation of capital invested. In addition, securities markets in emerging market countries are subject to non-uniform corporate disclosure standards and governmental regulation which may lead to less publicly available and less reliable information concerning issuers in emerging market countries than is generally the case for U.S. issuers (see page ). The Fund may invest in securities issued by foreign investment companies, which may result in additional costs to the Fund. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company
                    Act of 1940. As a result, a relatively high percentage of the Fund's assets may be invested in a limited number of issuers. However, the Fund intends to continue to qualify as a regulated investment company under the federal income tax laws and, as such, is subject to the diversification requirements of the Internal Revenue Code (see page ). The Fund may invest in lower rated or unrated sovereign debt of emerging market countries or debt securities of issuers in emerging market countries, which involves a high degree of risk (see page ). The Fund also may engage in options and futures transactions and swaps and may purchase securities on a when-issued, delayed delivery or
                    "when, as and if issued" basis, which may involve certain additional risks (see pages ).
------------------  -----------------------------------------------------------------------------------------------------







The above is qualified in its entirety by the detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information.

SUMMARY OF FUND EXPENSES
-----------------------------------------------------------------------------

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The estimated expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended January 31, 1997, as adjusted for changes resulting from open-ending the Fund and implementing the distribution plans.

                                                                  CLASS A      CLASS B       CLASS C      CLASS D
                                                               ------------ ------------  ------------ -----------
Shareholder Transaction Expenses
-------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of
 offering price) .............................................     5.25%(1)      None         None         None
Sales Charge Imposed on Dividend Reinvestments ...............     None          None         None         None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or redemption
 proceeds)....................................................     None(2)       5.00%(3)     1.00%(4)     None
Redemption Fees...............................................     None          None         None         None
Exchange Fee..................................................     None          None         None         None
Annual Fund Operating Expenses (as a percentage of average net assets)
---------------------------------------------------------------------
Management and Advisory Fees .................................     1.25%         1.25%        1.25%        1.25%
12b-1 Fees (5)(6).............................................     0.25%         1.00%        1.00%        None
Other Expenses ...............................................     0.44%         0.44%        0.44%        0.44%
Total Fund Operating Expenses (7).............................     1.94%         2.69%        2.69%        1.69%

------------
(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares"). Shares of
       the Fund held prior to        , 1998 are not subject to a front-end
       sales charge.

(2) Investments that are not subject to any sales charge at the time of purchase are subject to a CDSC of 1.00% that will be imposed on redemptions made within one year after purchase, except for shares of
       the Fund held prior to       , 1998 and in certain other specific
       circumstances (see "Purchase of Fund Shares--Initial Sales Charge Alternative--Class A Shares").

(3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter.

(4) Only applicable to redemptions made within one year after purchase (see "Purchase of Fund Shares--Level Load Alternative--Class C Shares").

(5) The 12b-1 fee is accrued daily and payable monthly. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.25% of the average daily net assets of the Class are currently each characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to the Distributor to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of the Fund's shares (see "Purchase of Fund Shares--Plan of Distribution").

(6) Upon conversion of Class B shares to Class A shares, such shares will be subject to the lower 12b-1 fee applicable to Class A shares. No sales charge is imposed at the time of conversion of Class B shares to Class A shares. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing 1.00% distribution fee (see "Purchase of Fund Shares--Alternative Purchase Arrangements").

(7) There were no outstanding shares of Class B, Class C or Class D prior to the date of this Prospectus. Accordingly, "Total Fund Operating Expenses," as shown above with respect to those Classes, are estimates based upon the sum of 12b-1 Fees, Management Fees and estimated "Other Expenses." "Total Fund Operating Expenses" of Class A shares are based on actual expenses for the fiscal year ended January 31, 1997 as adjusted for estimated incremental expenses in connection with open-ending the Fund.

 EXAMPLES                                                             1 YEAR    3 YEARS   5 YEARS    10 YEARS
-------------------------------------------------------------------  -------- ---------  --------- ----------
You would pay the following expenses on a $1,000 investment
 assuming (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A ..........................................................    $71      $110       $152       $267
  Class B ..........................................................    $77      $114       $162       $302
  Class C...........................................................    $37      $ 84       $142       $302
  Class D ..........................................................    $17      $ 53       $ 92       $200

You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
  Class A ..........................................................    $71      $110       $152       $267
  Class B ..........................................................    $27      $ 84       $142       $302
  Class C ..........................................................    $27      $ 84       $142       $302
  Class D ..........................................................    $17      $ 53       $ 92       $200

   THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

   The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of
Distribution" and "Repurchases and Redemptions."

   Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

   The following ratios and per share data for a share of beneficial interest outstanding throughout each of the periods through January 31, 1997 have been audited by Price Waterhouse LLP, independent accountants. The information for the six-month period ended July 31, 1997 is unaudited. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information.

   The financial information below reflects the Fund's performance as a closed-end investment company. Accordingly, the financial information below may not be indicative of the Fund's performance as an open-end investment company. Shares of the Fund existing at the time of its conversion to an open-end investment company have been classified as Class A shares. Class B, Class C and Class D shares were not offered prior to the date of this prospectus; accordingly, financial information for such shares is not set forth below.

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                              FOR THE PERIOD
                                                       FOR THE SIX      FOR THE YEAR ENDED    MARCH 30, 1994*
                                                       MONTHS ENDED        JANUARY 31,            THROUGH
                                                      JULY 31, 1997    1997       1996        JANUARY 31, 1995
                                                      --------------------------------------------------------
                                                       (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period .............    $ 14.70       $ 13.07      $11.18        $ 14.02
                                                   --------------- ----------  ---------- ----------------
Net investment income.............................       0.08          0.02        0.04           0.11
Net realized and unrealized gain (loss)...........       2.73          1.65        1.73          (2.89)
                                                   --------------- ----------  ---------- ----------------
Total from investment operations..................       2.81          1.67        1.77          (2.78)
                                                   --------------- ----------  ---------- ----------------
Offering costs charged against capital............         --            --          --          (0.02)
                                                   --------------- ----------  ---------- ----------------
Less dividends and distributions from:
  Net investment income...........................      (0.02)        (0.05)      (0.02)         (0.09)
  Net realized gain...............................         --            --          --          (0.01)
                                                   --------------- ----------  ---------- ----------------
Total dividends and distributions.................      (0.02)        (0.05)      (0.02)         (0.10)
                                                   --------------- ----------  ---------- ----------------
Anti-dilutive effect of acquiring treasury
 shares...........................................         --          0.01        0.14           0.06
                                                   --------------- ----------  ---------- ----------------
Net asset value, end of period ...................    $ 17.49       $ 14.70      $13.07        $ 11.18
                                                   =============== ==========  ========== ================
Market value, end of period.......................    $15.813       $13.125      $12.25        $ 9.875
                                                   =============== ==========  ========== ================
TOTAL INVESTMENT RETURN+..........................      20.62  %(1)    7.59  %    24.28%        (33.52)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..........................................       1.66  %(2)    1.72  %     1.69%          1.73%(2)
Net investment income.............................       1.01  %(2)    0.12  %     0.28%          0.94%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...........   $363,058      $305,308    $273,172      $254,358
Portfolio turnover rate...........................         38  %(1)      66  %       66%            61%(1)
Average commission rate paid......................    $0.0008       $0.0012          --             --

------------
*      Commencement of operations.

+ Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(1)    Not annualized.

(2)    Annualized.

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

   TCW/DW Emerging Markets Opportunities Trust (the "Fund") is an open-end, non-diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on December 22, 1993 as a closed-end non-diversified investment company. On July 22, 1997, the shareholders of the Fund voted to, among other things, convert the Fund to an open-end investment company. Effective as of the date of this prospectus, the Fund converted to an open-end investment company.

   Dean Witter Services Company Inc. (the "Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"). InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

   The Manager acts as manager to thirteen other TCW/DW Funds. The Manager and InterCapital serve in various investment management, advisory, management and administrative capacities to a total of 102 investment companies, 29 of which are listed on the New York Stock Exchange, with combined assets of
approximately $    billion as of        , 1997. InterCapital also manages and
advises portfolios of pension plans, other institutions and individuals which
aggregated approximately $    billion at such date.

   The Fund has retained the Manager to manage its business affairs, supervise its overall day-to-day operations (other than providing investment advice) and provide all administrative services.

   TCW Funds Management, Inc. ("TCW"), whose address is 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017, and Morgan Stanley Asset Management Inc. ("MSAM"), whose address is 1221 Avenue of the Americas, are the Fund's investment advisers (the "Co-Advisers").

   TCW was organized in 1987 as a wholly-owned subsidiary of The TCW Group, Inc. (the "TCW Group"), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and investment advisory services. Robert A. Day, who is Chairman of the Board of Directors of the TCW Group, may be deemed to be a control person of TCW by virtue of the aggregate ownership by Mr. Day and his family of more than 25% of the outstanding voting stock of the TCW Group. TCW serves as investment adviser to thirteen other TCW/DW Funds in addition to the Fund. TCW has entered into two sub-advisory agreements with two other wholly-owned subsidiaries of TCW Group, TCW London International, Limited ("TCW London") and TCW Asia Limited ("TCW Asia") to assist in performing its advisory functions. The address of TCW London is 27 Albemarle Street, London W1X 3FA and the address of TCW Asia is One Pacific Place, 88 Queensway, Hong Kong. As
of         , 1997, TCW and its affiliated companies had approximately $
billion under management or committed to management, primarily from institutional investors.

   MSAM, an affiliate of InterCapital, is a wholly-owned subsidiary of MSDWD. MSAM, together with its institutional investment management affiliates
manages, as of      , 1997, assets of approximately $   billion primarily for
U.S. corporate and public employees benefit plans, investment companies, endowments, foundations and wealthy individuals.

   The Fund has retained the Co-Advisers to invest the Fund's assets. Prior to the date of this Prospectus, TCW was the sole investment adviser of the Fund. In November, 1997, TCW indicated its intention to manage only a portion of the Fund's assets. InterCapital, with the concurrence of TCW, recommended to the Fund's Board of Trustees that MSAM be appointed as a co-investment adviser. Under the co-advisory arrangement, TCW and MSAM do not manage the Fund's total assets jointly; instead, each co-adviser is responsible only for investment of its portion of the Fund's assets. Thus, securities will be purchased and sold by TCW and MSAM based on each co-adviser's independent portfolio management decisions, which could result in purchases and sales, and concomitant brokerage commissions, at times when they would not occur in a portfolio managed by a single adviser. The Board of Trustees recommended that new Co-Advisory Agreements with TCW and MSAM be submitted to shareholders of the Fund for approval. The shareholders approved the new
Co-Advisory Agreements with TCW and MSAM on     , 1998 and those agreements
became effective as of the date of this Prospectus.

   The Fund's Trustees review the various services provided by the Manager and the Co-Advisers to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

   As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the Fund's net assets. As compensation for its investment advisory services, the Fund pays the Co-Advisers collectively monthly compensation calculated daily by applying an annual rate of 0.50% to the Fund's net assets. For the fiscal year ended January 31, 1997, the Fund accrued total compensation to the Manager and TCW amounting to 0.75% and 0.50%, respectively, of the Fund's average daily net assets. During that period, the
Fund's expenses amounted to   % of the Fund's average daily net assets.

INVESTMENT OBJECTIVE AND POLICIES
-----------------------------------------------------------------------------

   The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of companies in emerging market countries. This objective is fundamental and may not be changed without shareholder approval. There is no assurance that the objective will be achieved. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in equity securities of companies in emerging market countries.

   For the purpose of this Prospectus, an "emerging market country" is any country that is considered an emerging or developing country by the International Bank of Reconstruction and Development (the "World Bank"), as well as Hong Kong, Israel and Singapore. Presently, there are approximately 158 countries considered to be emerging market countries, approximately [ ] of which currently have established securities markets. These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, most nations located in Western Europe and certain other nations located in Asia. A list of the countries not falling within the World Bank definition of an emerging market country is set forth in the Statement of Additional Information.

   The Fund will invest primarily in equity securities of companies that: (i) are organized under the laws of emerging market countries; (ii) regardless of where organized, derive at least 50% of their revenues or earnings from goods produced or sold, investments made, or services performed in emerging market countries; (iii) maintain at least 50% of their assets in emerging market countries; or (iv) have securities which are traded principally on a stock exchange in an emerging market country. Under normal circumstances, the Fund will invest in at least three emerging market countries. Substantially all of the Fund's investments may be denominated in currencies other than the U.S. dollar.

   The equity securities in which the Fund may invest include common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase warrants and rights, equity interests in trusts and partnerships and American, Global or other types of Depository receipts. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

   A convertible security is a bond, debenture, note, preferred stock or other security that may be con-verted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

   The Fund may invest up to 35% of its total assets in (i) non-convertible fixed-income securities of government or corporate issuers located in emerging market countries; (ii) equity and fixed-income securities of issuers in developed countries; and (iii) cash and money market instruments.

   The fixed-income securities (including convertible securities described above) of government or corporate issuers located in emerging market countries, the United States or other developed countries in which the Fund may invest may consist of fixed-income securities that are unrated or rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Corporation ("S&P"), including zero coupon securities. There is no limit other than the overall 35% limitation described above on the percentage of the Fund's total assets which may be invested in fixed-income securities which are unrated or rated below investment grade. Securities below investment grade are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." Fixed-income securities rated Ba or lower by Moody's or BB or lower by S&P are considered to be speculative investments with respect to the ability of the issuer to pay interest and repay principal. Furthermore, since the Fund does not have any minimum quality rating standard for such investments, the Fund may invest in fixed-income securities rated as low as C by Moody's or as low as D by S&P. These securities are regarded as having extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default and/or to be in default or not current in the payment of interest or principal. A description of fixed-income securities ratings is contained in the Appendix to this Prospectus. See "Risk Considerations" below for a further discussion of the characteristics and risks associated with high yield, lower rated fixed-income securities.

   The Fund is subject to no restrictions on the maturities of the fixed-income securities it holds. The value of the fixed-income securities held by the Fund generally will vary inversely to changes in prevailing interest rates. The Fund's investments in fixed-rated debt securities with longer terms to maturity are subject to greater volatility than the Fund's investments in shorter-term obligations. Debt obligations acquired at a discount are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which are not subject to such discount.

   The Fund's investments in debt obligations of government issuers in emerging market countries will consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries (including participations in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging market countries, and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above ("Sovereign Debt"). The Sovereign Debt held by the Fund will take the form of bonds, notes, bills, debentures, warrants, short-term paper, loan participations, loan assignments and securities or interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of such Sovereign Debt. This Sovereign Debt may include a particular type of debt security known as "Brady Bonds," which were issued under the "Brady Plan" in exchange for loans and cash in connection with debt restructurings in various emerging market countries in 1990. Certain Sovereign Debt held by the Fund will not be traded on any securities exchange. See "Risk Considerations."

   U.S. and non-U.S. corporate fixed-income securities in which the Fund may invest include debt securities, convertible securities and preferred stocks of corporate issuers.

   The Co-Advisers attempt to minimize the speculative risks associated with investments in lower rated securities through credit analysis, and by carefully monitoring current trends in interest rates, political developments and other factors. Nonetheless, investors should carefully review the investment objective and policies of the Fund and consider their ability to assume the investment risks involved before making an investment.

   The money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government (Treasury bills, notes and bonds, including zero coupon securities); obligations of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more; Eurodollar certificates of deposit; obligations of savings banks and savings and loan associations having total assets of $1 billion or more; fully insured certificates of deposits; and commercial paper rated within the two highest grades by Moody's or S&P or, if not rated, issued by an issuer having an outstanding long-term debt issue rated at least Aa by Moody's or AA by S&P.

   During temporary defensive periods when, in the opinion of either of the Co-Advisers, market conditions or economic, financial or political conditions warrant reductions of some or all of the Fund's investments in equity securities of emerging market countries or other securities in which the Fund may invest in accordance with its investment objective and policies, the Fund may adopt a temporary "defensive" posture in which any amount of its total assets may be invested in U.S. Government securities, short-term high quality money market instruments or cash.

   Investment in Other Investment Vehicles. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies (including, to the extent permitted by the Investment Company Act, those which are advised by the Manager, the Co-Advisers or their affiliates) and up to 5% of its total assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As stated above, investment in other investment companies or vehicles may be the sole or most practical means by which the Fund can participate in certain emerging country securities markets. Such investment may involve the payment of substantial premiums above the value of such issuers' portfolio securities, and is subject to the limitations described above and market availability. There can be no assurance that vehicles or funds for investing in certain emerging market countries will be available for investment. In addition, special tax considerations may apply. The Fund does not intend to invest in such vehicles or funds unless, in the judgment of the Co-Advisers, the potential benefits of such investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time the Fund would continue to pay its own management and advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of advisory fees with respect to investments in such other investment companies.

RISK CONSIDERATIONS

   The net asset value of the Fund's shares will fluctuate with changes in the market value of the Fund's securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted.

   Foreign Securities. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations will affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S.

dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's total return on such assets. See the Statement of Additional Information for a discussion of additional risk factors.

   Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade.

   In addition, many of the currencies of emerging market countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

   Some emerging market countries also may have managed currencies which are not free floating against the U.S. dollar. In addition, there is a risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded.

   Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Political and economic developments in emerging market countries may have profound effects upon the value of the Fund's portfolio. In the event of expropriation, nationalization or other complication, the Fund could lose its entire investment in any one country. In addition, individual emerging market countries may place restrictions on the ability of foreign entities such as the Fund to invest in particular segments of the local economies.

   Companies in emerging market countries are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, companies in emerging market countries are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Also, certain emerging market countries may impose unusually high withholding taxes on dividends payable to the Fund, thereby effectively reducing the Fund's investment income.

   The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. The limited size of many emerging market securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets.

   In addition, exchanges and broker-dealers in emerging market countries are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. Brokerage commissions, dealer concessions, custodial expenses and other transaction costs may be higher in foreign markets than in the U.S. Thus, the Fund's operating expenses are expected to be higher than those of investment companies investing primarily in domestic or other more established market regions. Also, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments. In addition, cer-tain adverse tax consequences of the Fund's investments in passive foreign investment companies are discussed below under "Dividends, Distributions and Taxes."

   Most emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries.

   The Fund may not invest more than 15% of its net assets in illiquid securities. The Fund will treat any emerging market securities that are subject to restrictions on repatriation for more than seven days, as well as any securities issued in connection with emerging market debt conversion programs that are restricted as to remittance of invested capital or profits, as illiquid securities for purposes of this limitation. The Fund will also treat repurchase agreements with maturities in excess of seven days as being illiquid for this purpose.

   Debt Securities. Because of the special nature of the Fund's permitted investments in lower rated convertible and debt securities, each Co-Adviser must take account of certain special considerations in assessing the risks associated with such investments. The prices of lower rated securities have been found to be less sensitive to changes in prevailing interest rates than higher rated investments, but are likely to be more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. If the issuer of a fixed-income security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and change can be expected to result in an increased volatility of market prices of lower rated securities and a corresponding volatility in the net asset value of a share of the Fund.

   Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared moratoria on the payment of principal and/or interest on external debt. Trading in Sovereign Debt involves a high degree of risk, since the governmental entity that controls the repayment of Sovereign Debt may not be willing or able to repay the principal and/or interest of such debt obligations when it becomes due, due to factors such as debt service burden, political constraints, cash flow situation and other national economic factors. As a result, emerging market governments may default on their Sovereign Debt, which may require holders of such Sovereign Debt to participate in debt rescheduling or additional lending to defaulting governments. There is no bankruptcy proceeding by which defaulted Sovereign Debt may be collected in whole or in part.

   The risks of other investment techniques which may be utilized by the Fund are described under "Interest Rate Transactions," "Forward Foreign Currency Exchange Contracts," "Options and Futures Transactions" and "Other Investment Policies" below.

   Interest Rate Transactions. Among the hedging techniques into which the Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. The Fund will not sell interest rate caps or floors that it does not own. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor.

   The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payment rates. The Fund will accrue the net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap on a daily basis and will segregate with a custodian an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transactions. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps.

   Forward Foreign Currency Exchange Contracts. To hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as in the securities it might wish to purchase and their denominated currencies) the Fund may engage in transactions in forward foreign currency contracts.

   A forward foreign currency exchange contract, ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

   Currently, only a limited market, if any, exists for hedging transactions relating to currencies in most emerging markets or to securities of issuers domiciled or principally engaged in business in emerging markets. This may limit the Fund's ability to effectively hedge its investments in emerging markets. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currencies should rise. In addition, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

   If the Fund enters into forward contract transactions and the currency in which the Fund's portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by each Co-Adviser.

   Options and Futures Transactions. The Fund may purchase and sell (write) call and put options on portfolio securities which are denominated in either U.S. dollars or foreign currencies and on the U.S. dollar and foreign currencies, which are or may in the future be listed on several U.S. and foreign securities exchanges or are written in over-the-counter transac-tions ("OTC options"). OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.

   The Fund is permitted to write covered call options on portfolio securities and the U.S. dollar and foreign currencies, without limit, in order to hedge against the decline in the value of a security or currency in which such security is denominated and to close out long call option positions. The Fund may write covered put options, under which the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election. The aggregate value of the obligation underlying the puts determined as of the date the options are sold will not exceed 50% of the Fund's net assets.

   The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a covered call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on the Fund's ability to purchase call and put options.

   The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges underlying portfolio securities, U.S. Treasury bonds, notes and bills and/or any other non-U.S. fixed-income security ("interest rate" futures) on foreign currencies ("currency" futures) and on such indexes of U.S. or foreign equity or fixed-income securities as may exist or come into being ("index" futures). The Fund may purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund may purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices (or the currency in which they are denominated.) As stated above, currently only a limited market exists for options and futures transactions relating to emerging market currencies or issuers. As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

   The Fund also may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position.

   New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

   Risks of Options and Futures Transactions. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options may generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. Also, exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Adviser could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale. Another risk which will arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. See the Statement of Additional Information for a further discussion of risks.

   Short Sales. The Fund may make short sales of securities, consistent with applicable legal requirements. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

   When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

   The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. Government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to deposit similar collateral with its custodian to the extent, if any, necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

   If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

   The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its total assets or the Fund's aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire at no additional cost the identical security.

OTHER INVESTMENT POLICIES

   Non-Diversified Status. The Fund is classified as a non-diversified investment company under the Investment Company Act, and as such is not limited by the Investment Company Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code. See "Dividends, Distributions and Taxes." In order to qualify, among other requirements, the Fund will limit its investments so that at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (ii) with respect to 50% of the market value of its total assets not more than 5% will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. To the extent that a relatively high percentage of the Fund's assets may be invested in the obligations of a limited number of issuers, the Fund's portfolio securities may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of a diversified investment company. The limitations described in this paragraph are not fundamental policies and may be revised to the extent applicable Federal income tax requirements are revised.

   Repurchase Agreements. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions and maintaining adequate collateralization.

   When-Issued and Delayed Delivery Securities and Forward Commitments. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

   When, As and If Issued Securities. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

   Rights and Warrants. The Fund may acquire rights and/or warrants which are attached to other securities in its portfolio, or which are issued as a distribution by the issuer of a security held in its portfolio. Rights and/or warrants are, in effect, options to purchase equity securities at a specific price, generally valid for a specific period of time, and have no voting rights, pay no dividends and have no rights with respect to the corporation issuing them.

   Securities Receipts. The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

   Loan Participations and Assignments. The Fund may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Fund's investments in Loans are expected in most instances to be in the form of participation in Loans ("Participations") and assignments of all or a portion of Loans ("Assignments") from third parties. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. Certain Participations may be structured in a manner designed to avoid purchasers of Participations being subject to the credit risk of the Lender with respect to the Participation. Even under such a structure, in the event of the Lender's insolvency, the Lender's servicing of the Participation may be delayed and the assignability of the Participation may be impaired. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Co-Adviser to be creditworthy.

   When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrowers. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value.

   Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Fund will not under any circumstances lend more than 25% of the value of its total assets.

   Private Placements. The Fund may invest up to 15% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

   Rule 144A under the Securities Act permits the Fund to sell restricted securities to qualified institu-tional buyers without limitation. The Adviser, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which under current policy may not exceed 15% of the Fund's net assets. However, investing in Rule 144A Securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

PORTFOLIO MANAGEMENT

   The Fund's portfolio is actively managed by each Co-Adviser acting independently, each with a view to achieving the Fund's investment objective. Shaun C.K. Chan, Managing Director of TCW Asia Ltd., Terence F. Mahony, Managing Director of TCW, and Michael P. Reilly, Managing Director of TCW, are the primary portfolio managers of TCW for the Fund and Madhav Dhar, Managing Director of MSAM and of Morgan Stanley & Co. ("Morgan Stanley"), and Robert L. Meyer, Managing Director of MSAM and Morgan Stanley, are primary portfolio managers of MSAM for the Fund. Mr. Chan has been a portfolio manager of the Fund since 1993, prior to which time he was Director of Wardley Investment Services (Hong Kong) Ltd. Mr. Mahony has been a primary portfolio manager of the Fund since July, 1996 and has been a portfolio manager with the Sub-Adviser since April, 1996, prior to which time he was Chief Investment Officer for Global Emerging Markets at HSBC Asset Management (September 1993-April 1996) and prior thereto was a Director at Baring Asset Management. Mr. Reilly has been a primary portfolio manager of the Fund since December, 1994 and has been a portfolio manager with affiliates of the TCW Group for over five years. Madhav Dhar has been with MSAM since 1984. He is a member of MSAM's executive committee, head of MSAM's emerging markets group and chief investment officer of MSAM's global emerging market equity portfolios. Robert L. Meyer has been with MSAM since 1989. He is a co-manager of MSAM's emerging markets group and head of MSAM's Latin American team.

   In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Co-Advisers will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), and other broker-dealer affiliates of the Investment Manager and others regarding economic developments and interest rate trends, and the Co-Advisers' own analysis of factors it deems relevant.

   Orders for transactions in portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR and other broker-dealer affiliates of the Manager. The Fund may incur brokerage commissions on transactions conducted through DWR and other brokers and dealers that are affiliates of the Manager. The Fund intends to buy and hold securities for capital appreciation. Although the Fund does not intend to engage in substantial short-term trading as a means of achieving its investment objective, the Fund may sell portfolio securities without regard to the length of time that they have been held, in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions, interest rate trends, or the financial condition of the issuer. It is not anticipated that the Fund's portfolio turnover rate will exceed 100% in any one year. Short term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's transactions.

   The expenses of the Fund relating to its portfolio management are likely to be greater than those incurred by other investment companies investing only in securities issued by domestic issuers, as custodial costs, brokerage commissions and other transaction charges related to investing on foreign markets are generally higher than in the United States.

   Except as specifically noted, all investment policies and practices discussed above are not fundamental policies of the Fund and thus may be changed without shareholder approval.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

   The Fund may not:

     1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities shall not be considered investments in the securities of issuers in a single industry.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

GENERAL

   The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers (which may include TCW Brokerage Services, an affiliate of TCW) who have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

   The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million, and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements--Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

   The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and concurrent investments in Class D shares of the Fund and other TCW/DW Funds which are multiple class funds ("TCW/DW Multi-Class Funds") will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to TCW/DW Emerging Markets Opportunities Trust, directly to Dean Witter Trust FSB (the "Transfer Agent" or "DWT") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest (Service Mark), an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Fund has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans (including Individual Retirement Plans), (ii) the InterCapital mutual fund asset allocation program and (iii) fee based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory or administrative services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that if the Fund has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.

   Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

   The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

   Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

   Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

   Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

   Class B Shares. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified employer-sponsored benefit plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

   After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

   Class C Shares. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

   Class D Shares. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

   Selecting a Particular Class. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

   The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

   Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 1.0% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

   For the purpose of meeting the $5 million minimum investment amount for Class D shares, holdings of Class A shares in all TCW/DW Multi-Class Funds, and holdings of shares of "Exchange Funds" (see "Shareholder
Services--Exchange Privilege") for which Class A shares have been exchanged, will be included together with the current investment amount.

   Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

   Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

                                                           CONVERSION
   CLASS           SALES CHARGE          12B-1 FEE           FEATURE
-----------------------------------------------------------------------------
     A        Maximum 5.25% Initial        0.25%             No
              Sales Charge Reduced
              for Purchases of $25,000
              and over; Shares Sold
              Without an Initial Sales
              Charge Generally Subject
              to a 1.0% CDSC During
              First Year.
-----------------------------------------------------------------------------
     B        Maximum 5.0%                  1.0%         B shares convert to
              CDSC during the first                      A shares automatically
              year decreasing                            after approximately
                 to 0 after six years                    ten years
---------  ---------------------------- ---------  --------------------------
     C        1.0% CDSC during              1.0%             No
              first year
---------  ---------------------------- ---------  --------------------------
     D         None                        None              No

   See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

   The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                SALES CHARGE
                      --------------------------------
                       PERCENTAGE OF     APPROXIMATE
  AMOUNT OF SINGLE    PUBLIC OFFERING   PERCENTAGE OF
     TRANSACTION           PRICE       AMOUNT INVESTED
--------------------  --------------- ---------------
Less than $25,000  ..      5.25%            5.54%
$25,000 but less
  than $50,000 ......      4.75%            4.99%
$50,000 but less
  than $100,000 .....      4.00%            4.17%
$100,000 but less
  than $250,000 .....      3.00%            3.09%
$250,000 but less
  than $1 million  ..      2.00%            2.04%
$1 million and over           0                0

   Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

   The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

   Combined Purchase Privilege. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other TCW/DW Multi-Class Funds. The sales charge payable on the purchase of the Class A shares of the Fund and the Class A shares of the other TCW/DW Multi-Class Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

   Right of Accumulation. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other TCW/DW Multi-Class Funds previously purchased at a price including a front-end sales charge (including shares of the Fund, other TCW/DW Multi-Class Funds or "Exchange Funds" (see "Shareholder Services--Exchange Privilege") acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of Class A and Class D shares equal to at least $5 million, such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

   The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if:
(a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

   Letter of Intent. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or Class A shares of other TCW/DW Multi-Class Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or other TCW/DW Multi-Class Funds or shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") acquired in exchange for Class A shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

   Additional Net Asset Value Purchase Options. In addition to investments of $1 million or more, Class A shares also may be purchased at net asset value by the following:

   (1) trusts for which DWT (an affiliate of the Investment Manager) provides discretionary trustee services;

   (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs' agreements, and restrictions on transferability of Fund shares);

   (3) retirement plans qualified under Section 401(k) of the Internal Revenue Code ("401(k) plans") and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code with at least 200 eligible employees and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper;

   (4) 401(k) plans and other employer-sponsored plans qualified under
Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees;

   (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

   (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

   No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

   Prior to the date of this Prospectus the Fund was organized as a closed-end investment company; all shares of the Fund held prior to such date have been designated Class A shares.

   For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

   Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 1.0% of the average daily net assets of Class B.

   Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
--------------------------  ------------------------
First......................           5.0%
Second.....................           4.0%
Third......................           3.0%
Fourth.....................           2.0%
Fifth......................           2.0%
Sixth......................           1.0%
Seventh and thereafter ....           None

   In the case of Class B shares of the Fund held by 401 (k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

         YEAR SINCE
          PURCHASE            CDSC AS A PERCENTAGE
        PAYMENT MADE           OF AMOUNT REDEEMED
--------------------------  ------------------------
First .....................           2.0%
Second ....................           2.0%
Third .....................           1.0%
Fourth and thereafter  ....           None

   CDSC Waivers. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption; and
(iii) the current net asset value of shares purchased through reinvestment of dividends or distributions. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

   In addition, the CDSC, if otherwise applicable, will be waived in the case of:

   (1) redemptions of shares held at the time a shareholder dies or becomes
disabled, only if the shares are:   (A) registered either in the name of an
individual shareholder (not a trust), or in the names of such shareholder and
his or her spouse as joint tenants with right of survivorship; or   (B) held
in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

   (2) redemptions in connection with the following retirement plan
distributions:   (A) lump-sum or other distributions from a qualified
corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age
59 1/2);   (B) distributions from an IRA or 403(b) Custodial Account following
attainment of age 59 1/2; or   (C) a tax-free return of an excess contribution
to an IRA; and

   (3) all redemptions of shares held for the benefit of a participant in a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code which offers investment companies managed by the Manager or its parent, Dean Witter InterCapital Inc., as self-directed investment alternatives and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper ("Eligible Plan"), provided that either: (A) the plan continues to be an Eligible Plan after the redemption; or (B) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

   With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

   Conversion to Class A Shares. Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased. The conversion of shares purchased will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a 401(k) plan or other employer-sponsored plan qualified under Section 401(a) of the Internal Revenue Code and for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a TCW/DW Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a TCW/DW Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

   If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

   Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

   Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 1.0% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

   Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the programs agreements, and restrictions on transferability of Fund shares); (iii) certain Unit Investment Trusts sponsored by DWR; (iv) certain other open-end investment companies whose shares are distributed by the Distributor; and (v) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other TCW/DW Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million minimum investment amount, holdings of Class A shares in all TCW/DW Multi-Class Funds, and holdings of shares of "Exchange Funds" (see "Shareholder Services--Exchange Privilege") for which Class A shares have been exchanged, will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

   The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.0% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 1.0% of the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.25% of the average daily net assets of each of these Classes, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

   Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

   In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

   In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

   The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

   In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign exchange is valued at its latest sale price on that exchange prior to the time assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees), and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price. When market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).

   Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

   Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Automatic Investment of Dividends and Distribu tions. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end TCW/DW Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Repurchases and Redemptions").

   Investment of Dividends and Distributions Received in Cash. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Repurchases and Redemptions").

   EasyInvest (Service Mark). Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Repurchases and Redemptions -- Involuntary Redemption").

   Systematic Withdrawal Plan. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

   Tax Sheltered Retirement Plans. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

   For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent. With respect to shares held through broker-dealers that have not entered into selected dealer agreements with the Distributor, shares must be registered directly with the Fund by contacting the Transfer Agent, or by contacting an account executive of DWR or other Selected Broker-Dealer in order to receive the shareholder services described in this section.

EXCHANGE PRIVILEGE

   Shares of each Class may be exchanged for shares of the same Class of any other TCW/DW Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of

TCW/DW North American Government Income Trust and for shares of five money market funds for which InterCapital serves as investment manager: Dean Witter Liquid Asset Fund Inc., Dean Witter U.S. Government Money Market Trust, Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter New York Municipal Money Market Trust (the foregoing six funds are hereinafter collectively referred to as "Exchange Funds"). Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

   An exchange to another TCW/DW Multi-Class Fund or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the TCW/DW Multi-Class Funds or any Exchange Fund that is not a money market fund can be effected on the same basis.

   No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a TCW/DW Multi-Class Fund, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a TCW/DW Multi-Class Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a TCW/DW Multi-Class Fund (see "Purchase of Fund Shares"). In the case of shares exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.)

   Additional Information Regarding Exchanges. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund, each of the other TCW/DW Funds and each of the money market funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such TCW/DW Funds or money market funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

   The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

   If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the funds for which the Exchange Privilege is available pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

   The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions.

   Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m., New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with in the past with other funds managed by the Manager.

   Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REPURCHASES AND REDEMPTIONS
-----------------------------------------------------------------------------

   Repurchases. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such purchase order is received by DWR or other Selected Broker-Dealer reduced by any applicable CDSC.

   The CDSC, if any, will be the only fee imposed by the Fund, the Distributor, DWR or other Selected Broker-Dealers. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth below under "Redemptions."

   Redemptions. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption, along with any additional information required by the Transfer Agent.

   Payment for Shares Redeemed or Repurchased. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances, e.g., when normal trading is not taking place on the New York Stock Exchange. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executives regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Reinstatement Privilege. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at their net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

   Involuntary Redemption. The Fund reserves the right, on 60 days' notice, to redeem, at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100, or such lesser amount as may be fixed by the Board of Trustees or, in the case of an account opened through EasyInvest (Service Mark), if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder 60 days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   Dividends and Distributions. The Fund declares dividends separately for each Class of shares and intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, at least once each year. The Fund may, however, determine to retain all or part of any net long-term capital gains in any year for reinvestment.

   All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for

Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions.")

   Taxes. Because the Fund intends to distribute all of its net investment income and net capital gains (to the extent not offset by capital loss carryovers) to shareholders and remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code, it is not expected that the Fund will be required to pay any federal income tax. Shareholders who are required to pay taxes on their income will normally have to pay federal income taxes, and any state income taxes, on any dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

   Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the corporate dividends received deduction.

   The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources would, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments would not be taxable to shareholders.

   After the end of the calendar year, shareholders will receive full information on their dividends and capital gains distributions for tax purposes. To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Shareholders should consult their tax advisers as to the applicability of the foregoing to their current situation.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   From time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The total return of the Fund is based on historical earnings and is not intended to indicate future performance. The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, or the life of the Fund, if less than any of the foregoing. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which will be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year by year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations, such as mutual fund performance rankings of Lipper Analytical Services, Inc.

   Prior to the date of this Prospectus, the Fund operated as a closed-end investment company. The historical performance of the Class A shares of the Fund has been restated to reflect the front-end sales charge of such Class A shares in effect as of the date of this Prospectus.

ADDITIONAL INFORMATION
-----------------------------------------------------------------------------

   Voting Rights. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A 's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

   The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

   Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the property of the Fund for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

   Code of Ethics. Each Co-Adviser is subject to a Code of Ethics with respect to investment transactions in which the Co-Adviser's officers, directors and certain other persons have a beneficial interest to avoid any actual or potential conflict or abuse of their fiduciary position. The Code of Ethics of TCW, as it pertains to the TCW/DW Funds, contains several restrictions and procedures designed to eliminate conflicts of interest including: (a) preclearance of personal investment transactions to ensure that personal transactions by employees are not being conducted at the same time as the Adviser's clients; (b) quarterly reporting of personal securities transactions; (c) a prohibition against personally acquiring securities in an initial public offering, entering into uncovered short sales and writing uncovered options; (d) a seven day "black-out period" prior or subsequent to a TCW/DW Fund transaction during which portfolio managers are prohibited from making certain transactions in securities which are being purchased or sold by a TCW/DW Fund; (e) a prohibition, with respect to certain investment personnel, from profiting in the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 60 calendar days; and (f) a prohibition against acquiring any security which is subject to firm wide or, if applicable, a department restriction of the Adviser. The Code of Ethics of TCW provides that exemptive relief may be given from certain of its requirements, upon application. Each Co-Advisers' Code of Ethics complies with regulatory requirements and, insofar as it relates to persons associated with registered investment companies, the 1994 Report of the Advisory Group on Personal Investing of the Investment Company Institute.

   Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

TCW/DW                                              TCW/DW
EMERGING MARKETS OPPORTUNITIES TRUST
Two World Trade Center
New York, New York 10048

BOARD OF TRUSTEES
John C. Argue                                       EMERGING MARKETS
Richard M. DeMartini                                OPPORTUNITIES
Charles A. Fiumefreddo                              TRUST
John R. Haire
Dr. Manuel H. Johnson

Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Barry Fink
Vice President, Secretary and
General Counsel

Shaun C.K. Chan
Vice President

Paul G. Wargnier
Vice President

Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN
The Chase Manhattan Bank
One Chase Plaza
New York, New York 10005

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT
Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP                                PROSPECTUS
1177 Avenue of the Americas                         [JANUARY   ,1998]
New York, New York 10036

MANAGER
Dean Witter Services Company Inc.

ADVISER
TCW Funds Management, Inc.
Morgan Stanley Asset Management Inc.

                                                                        TCW/DW
                                                              EMERGING MARKETS
                                                           OPPORTUNITIES TRUST

STATEMENT OF ADDITIONAL INFORMATION

January   , 1998
-----------------------------------------------------------------------------

   TCW/DW Emerging Markets Opportunities Trust (the "Fund") is an open-end, non-diversified management investment company, whose investment objective is long-term capital appreciation through investment primarily in equity securities of companies in emerging market countries. See "Investment Objective and Policies."

   A Prospectus for the Fund dated January   , 1998, which provides the basic
information you should know before investing in the Fund, may be obtained without charge from the Fund at the address or telephone numbers listed below or from the Fund's Distributor, Dean Witter Distributors Inc., or from Dean Witter Reynolds Inc. at any of its branch offices. This Statement of Additional Information is not a Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.

TCW/DW
Emerging Markets Opportunities Trust
Two World Trade Center
New York, New York 10048
(212) 392-2550 or
(800) 869-NEWS (toll-free)

TABLE OF CONTENTS
-----------------------------------------------------------------------------

The Fund and its Management ....................   3

Trustees and Officers ..........................   6

Investment Practices and Policies ..............  12

Investment Restrictions ........................  25

Portfolio Transactions and Brokerage ...........  27

The Distributor ................................  28

Purchase of Fund Shares.........................  31

Shareholder Services ...........................  33

Repurchases and Redemptions ....................  37

Dividends, Distributions and Taxes .............  38

Performance Information ........................  39

Description of Shares ..........................  40

Custodian and Transfer Agent ...................  41

Independent Accountants ........................  41

Reports to Shareholders ........................  41

Legal Counsel ..................................  41

Experts ........................................  42

Registration Statement .........................  42

Financial Statements--January 31, 1997  ........  43

Report of Independent Accountants ..............  60

Financial Statements--July 31, 1997
 (unaudited)....................................  61

Appendix--Ratings of Corporate Debt Instruments   78

THE FUND AND ITS MANAGEMENT
-----------------------------------------------------------------------------

THE FUND

   The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on December 22, 1993 as a closed-end non-diversified investment company. The Fund converted to an open-end non-diversified investment company
on     , 199 . The Fund is one of the TCW/DW Funds, which currently consist of, in addition to the Fund, TCW/DW Core Equity Trust, TCW/DW Small Cap Growth Fund, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Term Trust 2002, TCW/DW Income and Growth Fund, TCW/DW Term Trust 2003, TCW/DW Balanced Fund, TCW/DW Term Trust 2000, TCW/DW Mid-Cap Equity Trust, TCW/DW Strategic Income Trust, TCW/DW Global Telecom Trust and TCW/DW Total Return Trust.

THE MANAGER

   Dean Witter Services Company Inc. (the "Manager"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Manager. The Manager is a wholly-owned subsidiary of Dean Witter InterCapital Inc. ("InterCapital"), a Delaware corporation. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the management, administrative and investment advisory activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of the Manager. (As hereinafter used in this Statement of Additional Information, the term "InterCapital" refers to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter). The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Manager and Adviser (see below), subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."

   Pursuant to a management agreement (the "Management Agreement") with the Manager, the Fund has retained the Manager to manage the Fund's business affairs, supervise the overall day-to-day operations of the Fund (other than rendering investment advice) and provide all administrative services to the Fund. Under the terms of the Management Agreement, the Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, supplies, clerical help and bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Manager, necessary or desirable). In addition, the Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Manager. The Manager also bears the cost of the Fund's telephone service, heat, light, power and other utilities.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Manager, the Fund pays the Manager monthly compensation calculated daily by applying the annual rate of 0.75% to the daily net assets of the Fund determined as of the close of each business day. While the total fees payable under the Management Agreement and the Advisory Agreement (described below) are higher than that paid by most other investment companies for similar services, the Board of Trustees determined that the total fees payable under the Management Agreement and the Advisory Agreement (described below) are reasonable in relation to the scope and quality of services to be provided thereunder. In this regard, in evaluating the Management Agreement and the Advisory Agreement, the Board of Trustees recognized that the Manager and the Adviser had, pursuant to an agreement described under the section entitled "The Adviser," agreed to a division as between themselves of the total fees necessary for the management of the business affairs of and the furnishing of investment advice to the Fund. Accordingly, in reviewing the Management Agreement and Advisory Agreement, the Board viewed as most significant the question as to whether the total fees payable under the Management and Advisory Agreements were in the aggregate reasonable in relation to the services to be provided thereunder.

   For the fiscal years ended January 31, 1995, 1996, and 1997, the Fund paid the Manager total compensation under the Management Agreement in the amounts, of $2,088,757, $1,950,537, and $2,091,746, respectively.

   The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Manager is not liable to the Fund or any of its investors for any act or omission by the Manager or for any losses sustained by the Fund or its investors. The Management Agreement in no way restricts the Manager from acting as manager to others.

   InterCapital paid the organizational expenses of the Fund incurred prior to the offering of the Fund's shares. The Fund has reimbursed InterCapital for approximately $50,000 of such expenses, in accordance with the terms of the Underwriting Agreement between the Fund and DWR. These reimbursed expenses have been deferred and are being amortized by the Fund on the straight line method over a period not to exceed five years from the date of commencement of the Fund's operations.

   The Management Agreement was initially approved by the Trustees on February 9, 1994. The Management Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund.

   Under its terms, the Management Agreement continued in effect until April 30, 1995, and will continue in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the Trustees of the Fund, including the vote of a majority of the Trustees of the Fund who are not parties to the Management or Advisory Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "Act")), of any such party (the "Independent Trustees"). At their meeting on April 24, 1997, the Trustees, including a majority of the Independent Trustees, approved an amendment to the Management Agreement changing the fee calculation from weekly to daily. The amended Management Agreement took
effect on          , 199  upon the conversion of the Fund to an open-end
investment company. Continuation of the Management Agreement for one year until April 30, 1998, was approved by the Trustees, including a majority of the Independent Trustees, at a meeting called for that purpose on April 24, 1997.

THE CO-ADVISERS

   TCW Funds Management, Inc. ("TCW") and Morgan Stanley Asset Management Inc. ("MSAM") are the co-investment advisers of the Fund (the "Co-Advisers"). TCW is a wholly-owned subsidiary of The TCW Group, Inc. (the "TCW Group"), whose subsidiaries, including Trust Company of the West and TCW Asset Management Company, provide a variety of trust, investment management and
investment advisory services. As of      , 1997, the Adviser and its
affiliates had approximately $   billion under management or committed to
management. The TCW Group and its affiliates have managed equity securities portfolios for institutional investors since 1971. TCW is headquartered at 865 South Figueroa Street, Suite 1800, Los Angeles, California 90017 and is registered as an investment adviser under the Investment Advisers Act of 1940. In addition to the Fund, TCW serves as investment adviser to thirteen other TCW/DW Funds: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/DW Term Trust 2002, TCW/DW Term Trust 2003, TCW/DW Term Trust 2000, TCW/DW Total Return Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust and TCW/DW Mid-Cap Equity Trust. TCW also serves as investment adviser to TCW Convertible Securities Fund, Inc., a closed-end investment company traded on the New York Stock Exchange, and to TCW Galileo Funds, Inc., an open-end investment company, and acts as adviser or sub-adviser to other investment companies.

   Robert A. Day, who is Chairman of the Board of Directors of TCW, may be deemed to be a control person of the Adviser by virtue of the aggregate ownership of Mr. Day and his family of more than 25% of the outstanding voting stock of TCW.

   MSAM, a subsidiary of Morgan Stanley, Dean Witter, Discover & Co. and an affiliate of the Manager, is located at 1221 Avenue of the Americas, New York, New York 10020. MSAM, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United
States and abroad. As of      , 1997 MSAM, together with its affiliated asset
management companies, had approximately $     billion in assets under
management as an investment manager or as a fiduciary adviser. MSAM has been managing international securities since 1986.

   Pursuant to co-investment advisory agreements (the "Co-Advisory Agreements") with TCW and MSAM, respectively, the Fund has retained the Co-Advisers to invest the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Co-Advisers obtain and evaluate such information and advice relating to economy, securities markets, and specific securities as they consider necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Co-Advisers pay the salaries of all personnel, including officers of the Fund, who are employees of the respective Co-Adviser.

   TCW has in turn entered into further sub-advisory agreements (the "Sub-Advisory Agreements") with two of its affiliates, TCW Asia Limited, a Hong-Kong corporation, and TCW London International, Limited, a California corporation (the "Sub-Advisers"), pursuant to which the Sub-Advisers assist TCW in providing services under its Co-Advisory Agreement. Each of the Sub-Advisers is a wholly-owned subsidiary of the TCW Group.

   As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Co-Advisers, the Fund pays the Co-Advisers collectively monthly compensation calculated daily by applying the annual rate of 0.50% to the net assets of the Fund determined as of the close of each business day. For services to be provided to TCW by the Sub-Advisers under the Sub-Advisory Agreements, TCW pays each Sub-Adviser monthly compensation determined by applying the annual rate of 0.50% to the Fund's average daily net assets for which each Sub-Adviser renders sub-advisory services. Total compensation (net of expense reimbursement, if any) accrued to TCW, as sole investment adviser for the fiscal years ended January 31, 1995, 1996 and 1997 amounted to $1,392,506, $1,300,358 and
$1,394,498, respectively.

   The Co-Advisory Agreements provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, each Co-Adviser is not liable to the Fund or any of its investors for any act or omission by that Co-Adviser or for any losses sustained by the Fund or its investors. The Co-Advisory Agreements in no way restrict the Co-Advisers from acting as investment advisers to others.

   The Co-Advisory Agreements and each Sub-Advisory Agreement was approved by the Trustees on November 6, 1997 and by shareholders of the Fund on January
  , 1998. The Co-Advisory Agreements may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Co-Adviser. Each Sub-Advisory Agreement may be terminated at any time, without penalty, on thirty days' notice by the Trustees of the Fund, by the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, by the Adviser, or by each Sub-Adviser. The Agreements will automatically terminate in the event of their assignment (as defined in the Act).

   Under its terms, the Co-Advisory Agreements and each Sub-Advisory Agreement will continue in effect until April 30, 1999, and will continue from year to year thereafter, provided continuance of the Agreements are approved at least annually by the vote of the holders of a majority, as defined in the Act, of the outstanding shares of the Fund, or by the Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees of the Fund, which vote must be cast in person at a meeting called for the purpose of voting on such approval.

   Expenses not expressly assumed by the Manager under the Management Agreement, by the Co-Advisers under the Co-Advisory Agreements or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor") (see "The Distributor"), will be paid by the Fund. These expenses will be allocated among the four classes of shares of the Fund (each, a Class) pro rata based on the net assets of the Fund attributable to each Class, except as described below. The expenses borne by the Fund include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1 (the "12b-1 fee") (see "The Distributor"); charges and expenses of any registrar; custodian, stock transfer and dividend disbursing agent; brokerage commissions and securities transaction costs; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of trustees or members of any advisory board or committee who are not employees of the Manager or Co-Advisers or any corporate affiliate of either; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Manager or the Co-Advisers (not including compensation or expenses of attorneys who are employees of the Manager or the Adviser) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel

(including officers and trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

   DWR and the TCW Group have entered into an Agreement for the purpose of creating, managing, administering and distributing a family of investment companies and other managed pooled investment vehicles offered on a retail basis within the United States. The Agreement contemplates that, subject to approval of the board of trustees or directors of a particular investment entity, DWR or its affiliates will provide management and distribution services and the TCW Group or its affiliates will provide investment advisory services for each such investment entity. The Agreement sets forth the terms and conditions of the relationship between the TCW Group and its affiliates and DWR and its affiliates and the manner in which the parties will implement the creation and maintenance of the investment entities, including the parties' expectations as to respective allocation of fees to be paid by an investment entity to each party for the services to be provided to it by such party.

   The Fund has acknowledged that each of DWR and the TCW Group owns its own name, initials and logo. The Fund has agreed to change its name at the request of either the Manager or TCW, if the Management Agreement between the Manager and the Fund or the Co-Advisory Agreement between TCW and the Fund is terminated.

TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------

   The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with the Manager or the Adviser, and affiliated companies of either, and with the 14 TCW/DW Funds and with 85 investment companies for which InterCapital serves as investment manager or investment adviser (the "Dean Witter Funds"), are shown below.

  NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------  ---------------------------------------------------------------------
John C. Argue (65)                            Of Counsel, Argue Pearson Harbison & Myers (law firm); Director, Avery
Trustee                                       Dennison Corporation (manufacturer of self-adhesive products and office
c/o Argue Pearson Harbison & Myers            supplies) and CalMat Company (producer of aggregates, asphalt and ready
801 South Flower Street                       mixed concrete); Chairman, Rose Hills Foundation (charitable foundation);
Los Angeles, California                       advisory director, LAACO Ltd. (owner and operator of private clubs and real estate); director or trustee of various business and not-for-profit corporations; Director, Coast Savings Financial Inc. and Coast Federal
                                              Bank (a subsidiary of Coast Savings Financial Inc.); Director, TCW Galileo
                                              Funds, Inc.; Trustee of the TCW/DW Funds.

Richard M. DeMartini* (44)                    President and Chief Operating Officer of Dean Witter Capital, a division
Trustee                                       of DWR; Director of DWR, the Manager, InterCapital, Distributors and Dean
Two World Trade Center                        Witter Trust FSB ("DWT"); Trustee of the TCW/DW Funds; Formerly Vice Chairman
New York, New York                            of the Board of the National Association of Securities Dealers, Inc.; formerly
                                              Chairman of the Board of the Nasdaq Market, Inc.

                                       6

  NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------  ---------------------------------------------------------------------
Charles A. Fiumefreddo* (64)                  Chairman, Chief Executive Officer and Director of the Manager, InterCapital
Chairman of the Board, Chief                  and Distributors; Executive Vice President and Director of DWR; Chairman
Executive Officer and Trustee                 of the Board, Chief Executive Officer and Trustee of the TCW/DW Funds;
Two World Trade Center                        Chairman of the Board, Director or Trustee, President and Chief Executive
New York, New York                            Officer of the Dean Witter Funds; Chairman and Director of DWT; Director
                                              and/or officer of various MSDWD subsidiaries; formerly Executive Vice
                                              President and Director of Dean Witter, Discover & Co. (until February,
                                              1993).

John R. Haire (72)                            Chairman of the Audit Committee and Chairman of the Committee of the Independent
Trustee                                       Trustees and Trustee of the TCW/DW Funds; Chairman of the Audit Committee
Two World Trade Center                        and Chairman of the Committee of the Independent Directors or Trustees
New York, New York                            and Director or Trustee of the Dean Witter Funds; formerly President, Council for Aid to Education (1978-1989) and Chairman and Chief Executive Officer
                                              of Anchor Corporation, an Investment Adviser (1964-1978); Director of
                                              Washington National Corporation (insurance).

Dr. Manuel H. Johnson (48)                    Senior Partner, Johnson Smick International, Inc., a consulting firm;
Trustee                                       Co-Chairman and a founder of the Group of Seven Council (G7C), an international
c/o Johnson Smick International, Inc.         economic commission; Director of NASDAQ (since June, 1995); Trustee of
1133 Connecticut Avenue, N.W.                 the Financial Accounting Foundation (oversight organization for the Financial
Washington, D.C.                              Accounting Standards Board); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant Secretary of the
                                              U.S. Treasury (1982-1986); Director or Trustee of the Dean Witter Funds;
                                              Trustee of the TCW/DW Funds.

Thomas E. Larkin, Jr.* (57)                   Executive Vice President and Director, The TCW Group, Inc.; President and
President and Trustee                         Director of Trust Company of the West; Vice Chairman and Director of TCW
865 South Figueroa Street                     Asset Management Company; Chairman of the Adviser; President and Director
Los Angeles, California                       of TCW Galileo Funds, Inc.; Senior Vice President of TCW Convertible Securities
                                              Fund, Inc.; Member of the Board of Trustees of the University of Notre
                                              Dame; Director of Orthopaedic Hospital of Los Angeles; President and Trustee
                                              of the TCW/DW Funds.

Michael E. Nugent (61)                        General Partner, Triumph Capital, L.P., a private investment partnership;
Trustee                                       formerly Vice President, Bankers Trust Company and BT Capital Corporation
c/o Triumph Capital, L.P.                     (1984-1988); Director of various business organizations; Director or Trustee
237 Park Avenue                               of the Dean Witter Funds; Trustee of the TCW/DW Funds.
New York, New York

John L. Schroeder (67)                        Retired; Director or Trustee of the Dean Witter Funds; Trustee of the TCW/DW
Trustee                                       Funds; Director of Citizens Utilities Company; formerly Executive Vice
c/o Gordon Altman Butowsky                    President and Chief Investment Officer of the Home Insurance Company (August,
 Weitzen Shalov & Wein                        1991-September, 1995).
Counsel to the Independent Trustees
114 West 47th Street
New York, New York

                                       7

  NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------------  ---------------------------------------------------------------------
Marc I. Stern* (53)                           President and Director, The TCW Group, Inc.; President and Director of
Trustee                                       the Adviser; Vice Chairman and Director of TCW Asset Management Company;
865 South Figueroa Street                     Executive Vice President and Director of Trust Company of the West; Chairman
Los Angeles, California                       and Director of TCW Galileo Funds, Inc.; Trustee of the TCW/DW Funds; Chairman
                                              of TCW Americas Development, Inc.; Chairman of TCW Asia, Limited (since
                                              January, 1993); Chairman of TCW London International, Limited (since March,
                                              1993); formerly President of SunAmerica, Inc. (financial services company);
                                              Director of Qualcomm, Incorporated (wireless communications); director or trustee of various not-for-profit organizations.

Barry Fink (42)                               Senior Vice President (since March, 1997) and Secretary and General Counsel
Vice President, Secretary                     (since February, 1997) of the Manager and InterCapital; Senior Vice President
 and General Counsel                          (since March, 1997) and Assistant Secretary and Assistant General Counsel
Two World Trade Center                        (since February, 1997) of Distributors; Assistant Secretary of DWR (since
New York, New York                            August, 1996); Vice President, Secretary and General Counsel of the Dean
                                              Witter Funds and the TCW/DW Funds (since February, 1997); previously First
                                              Vice President (June, 1993-February, 1997), Vice President (until June,
                                              1993) and Assistant Secretary and Assistant General Counsel of the Manager
                                              and InterCapital and Assistant Secretary of the Dean Witter Funds and the
                                              TCW/DW Funds.

Shaun C.K. Chan ()                            Managing Director, TCW Asia Ltd. (since 1993); formerly Regional Strategist
Vice President                                and Director of Wardley Investment Services (Hong Kong) Ltd. (1986-1993).
3110 One Pacific Place                        In 1991, he was selected by the Korean Ministry of Finance to manage the
88 Queensway                                  Korea Asia Fund, making him one of the first foreign investors in Korea.
Hong Kong

Terence F. Mahony (54)                        Managing Director and Head of Emerging Markets Equities of TCW (since April,
Vice President                                1996); previously Chief Investment Officer for Global Emerging Markets
865 South Figueroa Street                     at HSBC Asset Management (September, 1993-April, 1996) and prior thereto
Los Angeles, California                       a Director of Baring Asset Management.

Michael P. Reilly (33)                        Managing Director of TCW (associated with TCW since June, 1992); Vice President
Vice President                                of various TCW/DW Funds.
865 South Figueroa Street
Los Angeles, California

Thomas F. Caloia (51)                         First Vice President and Assistant Treasurer of the Manager and InterCapital;
Treasurer                                     Treasurer of the TCW/DW Funds and the Dean Witter Funds.
Two World Trade Center
New York, New York

------------
* Denotes Trustees who are "interested persons" of the Fund, as defined in the Act.

   In addition, Robert M. Scanlan, President and Chief Operating Officer of the Manager and InterCapital, Executive Vice President of Distributors and DWT and Director of DWT, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Executive Vice President and Director of DWR, and Director of SPS Transaction Services, Inc.

and various other MSDWD subsidiaries, and Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributors and DWT and Director of DWT, are Vice Presidents of the Fund, and Marilyn K. Cranney, First Vice President and Assistant General Counsel of the Manager and InterCapital, and Lou Anne
D. McInnis, Ruth Rossi and Carsten Otto, Vice Presidents and Assistant General Counsels of the Manager and InterCapital, and Frank Bruttomesso and Todd Lebo, Staff Attorneys with InterCapital, are Assistant Secretaries of the Fund.

THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES

   The Board of Trustees consists of nine (9) trustees. These same individuals also serve as trustees for all of the TCW/DW Funds. As of the date of this Statement of Additional Information, there are a total of 14
TCW/DW Funds. As of         , 199 , the TCW/DW Funds had total net assets of
approximately $   billion and approximately a quarter of a million
shareholders.

   Five Trustees (56% of the total number) have no affiliation or business connection with TCW Funds Management, Inc. or Dean Witter Services Company Inc. or any of their affiliated persons and do not own any stock or other securities issued by DWDC or TCW, the parent companies of Dean Witter Services Company Inc. and TCW Funds Management, Inc., respectively. These are the "disinterested" or "independent" Trustees. The other four Trustees (the "management Trustees") are affiliated with either Dean Witter Services Company Inc. or TCW. Four of the five independent Trustees are also Independent Trustees of the Dean Witter Funds.

   Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The TCW/DW Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.

   All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1996, the three Committees held a combined total of fifteen meetings. The Committees hold some meetings at the offices of the Manager or Adviser and some outside those offices. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.

   The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Each of the open-end TCW/DW Funds has such a plan.

   The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.

   Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.

DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT
COMMITTEE

   On July 1, 1996, Mr. Haire became Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The Chairman of the Committees maintains an office in the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agendas for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.

   The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Adviser and the Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.

   The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the TCW/DW Funds and as Chairman of the Committee of the Independent Trustees and the Audit Committee and Independent Director or Trustee of the Dean Witter Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL TCW/DW
FUNDS

   The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the TCW/DW Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the TCW/DW Funds.

COMPENSATION OF INDEPENDENT TRUSTEES

   The Fund pays each Independent Trustee an annual fee of $2,225 plus a per meeting fee of $200 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Manager or the Adviser or an affiliated company of either receive no compensation or expense reimbursement from the Fund. The Trustees of the TCW/DW Funds do not have retirement or deferred compensation plans.

   The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended January 31, 1997.

                              FUND COMPENSATION

                                     AGGREGATE
                                    COMPENSATION
NAME OF INDEPENDENT TRUSTEE        FROM THE FUND
-------------------------------  -----------------
John C. Argue...................        $
John R. Haire...................
Dr. Manuel H. Johnson...........
Michael E. Nugent...............
John L. Schroeder...............

   The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1996 for services to the 14 TCW/DW Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 82 Dean Witter Funds that were in operation at December 31, 1996, and, in the case of Mr. Argue, TCW Galileo Funds, Inc. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the Dean Witter Funds are included solely because of a limited exchange privilege between various TCW/DW Funds and five Dean Witter Money Market Funds. With respect to Mr. Argue, TCW Galileo Funds, Inc. is included solely because the Fund's Adviser, TCW Funds Management, Inc., also serves as Adviser to that investment company.

                      CASH COMPENSATION FROM FUND GROUPS

                                                                                           FOR SERVICE AS
                                                                           FOR SERVICES AS   CHAIRMAN OF
                                                                             CHAIRMAN OF    COMMITTEES OF
                                             FOR SERVICE                    COMMITTEES OF    INDEPENDENT       TOTAL CASH
                            FOR SERVICE AS  AS DIRECTOR OR                   INDEPENDENT     DIRECTORS/       COMPENSATION
                              TRUSTEE AND    TRUSTEE AND                      TRUSTEES        TRUSTEES       FOR SERVICES TO
                               COMMITTEE      COMMITTEE                       AND AUDIT       AND AUDIT      82 DEAN WITTER
                                MEMBER          MEMBER     FOR SERVICE AS    COMMITTEES      COMMITTEES         FUNDS, 14
                                 OF 14          OF 82        DIRECTOR OF        OF 14           OF 82         TCW/DW FUNDS
                                TCW/DW       DEAN WITTER     TCW GALILEO       TCW/DW        DEAN WITTER         AND TCW
NAME OF INDEPENDENT TRUSTEE      FUNDS          FUNDS        FUNDS, INC.        FUNDS           FUNDS      GALILEO FUNDS, INC.
--------------------------- -------------- --------------  -------------- ---------------  -------------- -------------------
John C. Argue..............     $66,483           --           $39,000            --             --             $105,483
John R. Haire..............      64,283        $106,400           --           $12,187        $195,450           378,320
Dr. Manuel H. Johnson .....      66,483         137,100           --              --             --              203,583
Michael E. Nugent..........      64,283         138,850           --              --             --              203,133
John L. Schroeder..........      69,083         137,150           --              --             --              206,233

   As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting


------------
(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.

   The following table illustrates the retirement benefits accrued to Messrs. Haire, Johnson, Nugent and Schroeder by the 57 Dean Witter Funds for the year ended December 31, 1996, and the estimated retirement benefits for Messrs. Haire, Johnson, Nugent and Schroeder, to commence upon their retirement, from the 57 Dean Witter Funds as of December 31, 1996.

                RETIREMENT BENEFITS FROM ALL DEAN WITTER FUNDS

                                ESTIMATED
                             CREDITED YEARS     ESTIMATED    RETIREMENT BENEFITS  ESTIMATED ANNUAL BENEFITS
                              OF SERVICE AT   PERCENTAGE OF  ACCRUED AS EXPENSES       UPON RETIREMENT
                               RETIREMENT       ELIGIBLE       BY ALL ADOPTING        FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE   (MAXIMUM 10)    COMPENSATION          FUNDS                 FUNDS(2)
---------------------------  -------------- ---------------  ------------------- -------------------------
John R. Haire...............       10             50.0%            $46,952                $129,550
Dr. Manuel H. Johnson.......       10             50.0              10,926                  51,325
Michael E. Nugent...........       10             50.0              19,217                  51,325
John L. Schroeder...........        8             41.7              38,700                  42,771

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

   As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.

INVESTMENT PRACTICES AND POLICIES
-----------------------------------------------------------------------------

EMERGING MARKET COUNTRY DESIGNATION

   The following countries are not included within the International Bank of Reconstruction and Development (the "World Bank") definition of an emerging market country: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Iceland, Ireland, Italy, Japan, Kuwait, Luxembourg, The Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, The United Kingdom, and the United States.

RISK FACTORS

   Political and Economic Risks. Even though opportunities for investment may exist in emerging market countries, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

   Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulations in any of those countries.

   Securities Markets. The market capitalizations of listed equity securities on major exchanges in emerging market countries is significantly smaller than in the United States. A high proportion of the shares of many emerging market companies may be held by a limited number of persons, which may further limit the number of shares available for investment by the Fund. A limited number of issuers in most, if not all, emerging market securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of emerging market securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, certain emerging market securities markets are susceptible to being influenced by large investors trading significant blocks of securities or by large dispositions of securities resulting from the failure to meet margin calls when due.

   The high volatility of certain emerging market securities markets, as well as currency fluctuations, may result in greater volatility in the Fund's net asset value than would be the case for companies investing in domestic securities. If the Fund were to experience unexpected net redemptions, it could be forced to sell securities in its portfolio without regard to investment merit, thereby decreasing the asset base over which Fund expenses can be spread and possibly reducing the Fund's rate of return.

   Emerging market securities exchanges and brokers are generally subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions are usually subject to fixed commissions, which are generally higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

   Sovereign Debt. Sovereign Debt differs from debt obligations issued by private entities in that usually remedies from defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore somewhat diminished. Political conditions, in terms of a country or agency's willingness to meet the terms of its debt obligations, is of considerable significance. Also, there can be no assurance that the holders of commercial bank debt may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements. Investors should be aware that the Sovereign Debt instruments in which the Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to securities rated below investment grade by Moody's and Standard & Poor's.

   Sovereign Debt generally offers high yields, reflecting not only perceived credit risk, but also the need to compete with other local investments in domestic financial markets. Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. A foreign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the foreign debtor's policy towards the International Monetary Fund and the political constraints to which a sovereign debtor may be subject. Sovereign debtors may default on their Sovereign Debt. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these government agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due, may result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

   Some of the emerging market countries in which the Fund invests have encountered difficulties in servicing their Sovereign Debt. Some of these countries have withheld payments of interest and/or principal of Sovereign Debt. These difficulties have also led to agreements to restructure external debt obligations; in particular, commercial bank loans, typically by rescheduling principal payments, reducing interest rates and extending new credits to finance interest payments on existing debt. In the future, holders of Sovereign Debt may be requested to participate in similar reschedulings of such debt.

   The ability of emerging market governments to make timely payments on their Sovereign Debt is likely to be influenced strongly by a country's balance of trade and its access to trade and other international credits. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of such commodities. Increased protectionism on the part of a country's trading partners could also adversely affect its exports. Such events could extinguish a country's trade account surplus, if any. To the extent that a country receives payment for its exports in currencies other than hard currencies, its ability to make hard currency payments could be affected.

   The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Fund's investments. The countries issuing such instruments are faced with social and political issues and some of them have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance governmental programs, and may have other adverse social, political and economic consequences. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While the Adviser intends to invest the Fund's portfolio in a manner that will minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause the Fund to suffer a loss of interest or principal on any of its holdings.

   Periods of economic uncertainty may result in the volatility of market prices of Sovereign Debt and in turn, the Fund's net asset value, to a greater extent than the volatility inherent in domestic securities. The value of Sovereign Debt will likely vary inversely with changes in prevailing interest rates, which are subject to considerable variance in the international market.

   Restrictions on Investments. The Fund may be prohibited under the Act from purchasing the securities of any company that, in its most recent fiscal year, derived more than 15% of its gross revenues from securities-related activities. In a number of emerging market countries, commercial banks act as securities brokers and dealers, investment advisers and underwriters or otherwise engaged in securities-related activities, which may limit the Fund's ability to hold securities issued by the banks.

   Foreign Investment Restrictions. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. For example, certain countries require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for repatriation, such as by the application to it of other restrictions on investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

   As discussed in the Prospectus, the Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Such forward contracts will only be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

   The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of a security in U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

   At other times, when, for example, the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. This method of hedging, called "cross-hedging," will be selected by the Adviser when it is determined that the foreign currency in which the portfolio securities are denominated has insufficient liquidity or is trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

   In addition, when the Adviser anticipated purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency.

   Finally, the Fund is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated an don which options have been written (see "Options and Futures Transactions," below).

   The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the management of the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the fund will be served. The Fund's custodian bank will place cash, U.S. Government securities or other appropriate liquid portfolio securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

   Where, for example, the Fund is hedging a portfolio position consisting of foreign fixed-income securities denominated in a foreign currency against adverse exchange rate moves vis-a-vis the U.S. dollar; at the maturity of the forward contract for delivery by the Fund of a foreign currency, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. It is impossible to forecast the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio securities if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

   If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been movement in spot or forward contract prices. If the fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   If the Fund purchases a fixed-income security which is denominated in U.S. dollars but which will pay out its principal based upon a formula tied to the exchange rate between the U.S. dollar and a foreign currency, it may hedge against a decline in the principal value of the security by entering into a forward contract to sell or purchase an amount of the relevant foreign currency equal to some or all of the principal value of the security.

   At times when the Fund has written a call or put option on a fixed-income security or the currency in which it is denominated, it may wish to enter into a forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract to purchase or sell the foreign currency in which the security is denominated. A forward contract would, for example, hedge the risk of the security on which a call currency option has been written declining in value to a greater extent than the value of the premium received for the option. The Fund will maintain with its Custodian at all times, cash, U.S. Government securities or other appropriate liquid portfolio securities in a segregated account equal in value to all forward contract obligations and option contract obligations entered into in hedge situations such as this.

   Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

   The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company (see "Dividends, Distributions and Taxes").

OPTIONS AND FUTURES TRANSACTIONS

   As stated in the Prospectus, the Fund may write covered call options against securities held in its portfolio and covered put options on eligible portfolio securities and purchase options of the same series to effect closing transactions, and may hedge against potential changes in the market value of its investments (or anticipated investments) by purchasing put and call options on portfolio (or eligible portfolio) securities (and the currencies in which they are denominated) and engaging in transactions involving futures contracts and options on such contracts.

   Call and put options on U.S. Treasury notes, bonds and bills and on various foreign currencies are listed on several U.S. and foreign securities exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell, to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. Upon notice of exercise of the put option, the writer of the option would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange at the exercise price.

   Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, the Fund may purchase put options on an amount such foreign currency equivalent to the current value of the portfolio securities involved. As a result, the Fund would be enabled to sell the foreign currency for a fixed amount of U.S. dollars, thereby "locking in" the dollar value of the portfolio securities (less the amount of the premiums paid for the options). Conversely, the Fund may purchase call options on foreign currencies in which securities it anticipates purchasing are denominated to secure a set U.S. dollar price for such securities and protect against a decline in the value of the U.S. dollar against such foreign currency. The Fund may also purchase call and put options to close out written option positions.

   The Fund may also write call options on foreign currency to protect against potential declines in its portfolio securities which are denominated in foreign currencies. If the U.S. dollar value of the portfolio securities falls as a result of a decline in the exchange rate between the foreign currency in which it is denominated and the U.S. dollar, then a loss to the Fund occasioned by such value decline would be ameliorated by receipt of the premium on the option sold. At the same time, however, the Fund gives up the benefit of any rise in value of the relevant portfolio securities above the exercise price of the option and, in fact, only receives a benefit from the writing of the option to the extent that the value of the portfolio securities falls below the price of the premium received. The Fund may also write options to close out long call option positions. A put option on a foreign currency would be written by the Fund for the same reason it would purchase a call option, namely, to hedge against an increase in the U.S. dollar value of a foreign security which the Fund anticipates purchasing. Here, the receipt of the premium would offset, to the extent of the size of the premium, any increased cost to the Fund resulting from an increase in the U.S. dollar value of the foreign security. However, the Fund could not benefit from any decline in the cost of the foreign security which is greater than the price of the premium received. The Fund may also write options to close out long put and call option positions.

   The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

   The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a "hedged" investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

   There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

   OTC Options Exchange-listed options are issued by the OCC (in the U.S.) or other clearing corporation or exchange which assures that all transactions in such options are properly executed. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the term s of that option, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

   Covered Call Writing. As stated in the Prospectus, the Fund is permitted to write covered call options on portfolio securities and on the U.S. Dollar and foreign currencies in which they are denominated, without limit, in order to aid in achieving its investment objective. Generally, a call option is "covered" if the Fund owns, or has the right to acquire, without additional cash consideration (or for additional cash consideration held for the Fund by its Custodian in a segregated account) the underlying security (currency) subject to the option except that in the case of call options on U.S. Treasury Bills, the fund might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the exercise price and a maturity date no later than that of the security (currency) deliverable under the call option. A call option is also covered if the fund holds a call on the same security as the underlying security (currency) of the written option, where the exercise price of the call used for coverage is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the mark to market difference is maintained by the fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained with its Custodian.

   The Fund will receive from the purchaser, in return for a call it has written, a "premium"; i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (currencies) underlying the option are ultimately sold (exchanged) by the Fund at a loss. Furthermore, a premium received on a call written on a foreign currency will ameliorate any potential loss of value on the portfolio security due to a decline in the value of the currency. However, during the option period, the covered call writer has, in return for the premium or the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the exchange rate of the currency in which it is denominated) increase, but has retained the risk of loss should the price of the underlying security (or the exchange rate of the currency in which it is denominated) decline. The premium received will fluctuate with varying economic market conditions. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written.

   As regards listed options and certain OTC options, during the option period, the Fund may be required, at any time, to deliver the underlying security (currency) against payment of the exercise on any calls it has written (exercise of certain listed and OTC options may be limited to specific expiration dates). This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

   Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security (currency) from being called, to permit the sale of an underlying security (or the exchange of the underlying currency) or to enable the Fund to write another call option on the underlying security (currency) with either a different exercise price or expiration date or both. The Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be wholly or partially offset by unrealized appreciation in the market value of the underlying security (currency). Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part or exceeded by a decline in the market value of the underlying security (currency).

   If a call option expires unexercised, the Fund realizes a gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security (currency) during the option period. If a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security (currency) equal to the difference between the purchase price of the underlying security (currency) and the proceeds of the sale of the security (currency) plus the premium received on the option less the commission paid.

   Options written by the Fund will normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written. See "Risks of Transactions in Futures Contracts and Related Options," below.

   Covered Put Writing. As a writer of a covered put option, the Fund incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). A put is "covered" if, at all times, the Fund maintains, in a segregated account maintained on its behalf at the Fund's Custodian, cash, U.S. Government securities or other liquid portfolio securities in an amount equal to at least the exercise price of the option, at all times during the option period. Similarly, a short put position could be covered by the Fund by its purchase of a put option on the same security (currency) as the underlying security of the written option, where the exercise price of the purchased option is equal to or more than the exercise price of the put written or less than the exercise price of the put written if the marked to market difference is maintained by the Fund in cash, U.S. Government securities or other liquid portfolio securities which the Fund holds in a segregated account maintained at its Custodian. In writing puts, the Fund assumes the risk of loss should the market value of the underlying security (currency) decline below the exercise price of the option (any loss being decreased by the receipt of the premium on the option written). In the case of listed options, during the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security (currency). The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

   The Fund will write put options for three purposes: (1) to receive the income derived from the premiums paid by purchasers; (2) when the Adviser wishes to purchase the security (or a security denominated in the currency underlying the option) underlying the option at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (3) to close out a long put option position. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the differences between the exercise price of the option and the current market price of the underlying securities (currencies) when the put is exercised, offset by the premium received (less the commissions paid on the transaction).

   Purchasing Call and Put Options. As stated in the Prospectus, the Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase a call option in order to close out a covered call position (see "Covered Call Writing" above), to protect against an increase in price of a security it anticipates purchasing or, in the case of a call option on foreign currency, to hedge against an adverse exchange rate move of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The purchase of the call option to effect a closing transaction on a call written over-the-counter may be a listed or an OTC option. In either case, the call purchased is likely to be on the same securities (currencies) and have the same terms as the written option. If purchased over-the-counter, the option would generally be acquired from the dealer or financial institution which purchased the call written by the Fund.

   The Fund may purchase put options on securities (currencies) which it holds in its portfolio to protect itself against a decline in the value of the security and to close out written put option positions. If the value of the underlying security (currency) were to fall below the exercise price of the put purchased in an amount greater than the premium paid for the option, the Fund would incur no additional loss. In addition, the Fund may sell a put option which it has previously purchased prior to the sale of the securities (currencies) underlying such option. Such a sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold. And such gain or loss could be offset in whole or in part by a change in the market value of the underlying security (currency). If a put option purchased by the Fund expired without being sold or exercised, the premium would be lost.

   Risks of Options Transactions. The successful use of options depends on the ability of the Adviser to forecast correctly interest rates and market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

   Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. If a covered call option writer is unable to effect a closing purchase transaction or to purchase an offsetting OTC option, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call option writer may not be able to sell an underlying security at a time when it might otherwise be advantageous to do so. A secured put option writer who is unable to effect a closing purchase transaction or to purchase an offsetting OTC option would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to utilize the amount held in cash or U.S. Government or other liquid portfolio securities as security for the put option for other investment purposes until the exercise or expiration of the option.

   As discussed in the Prospectus, the Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on Option Exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer. However, the Fund may be able to purchase an offsetting option which does not close out its position as a writer but constitutes an asset of equal value to the obligation under the option written. If the Fund is not able to either enter into a closing purchase transaction or purchase an offsetting position, it will be required to maintain the securities subject to the call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into (or the option is exercised or expires).

   Among the possible reasons for the absence of a liquid secondary market on an Exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an Exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an Exchange; (v) inadequacy of the facilities of an Exchange or the OCC to handle current trading volume; or (vi) a decision by one or more Exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would generally continue to be exercisable in accordance with their terms.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. Similarly, in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Fund's management.

   Each of the Exchanges has established limitations governing the maximum number of options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). An Exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   The extent to which the Fund may enter into transactions involving options may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes").

   Futures Contracts. As stated in the Prospectus, the Fund may purchase and sell interest rate, currency, and index futures contracts ("futures contracts"), that are traded on U.S. and foreign commodity exchanges, on such underlying securities as U.S. Treasury bonds, notes and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency futures") and on such indexes of U.S. and foreign securities as may exist or come into being ("index" futures).

   The Fund will purchase or sell interest rate futures contracts for the purpose of hedging some or all of the value of its portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. If the Adviser anticipates that interest rates may rise and, concomitantly, the price of certain of its portfolio securities fall, the Fund may sell an interest rate futures contract. If declining interest rates are anticipated, the Fund may purchase an interest rate futures contract to protect against a potential increase in the price of securities the Fund intends to purchase. Subsequently, appropriate securities may be purchased by the Fund in an orderly fashion; as securities are purchased, corresponding futures positions would be terminated by offsetting sales of contracts.

   The Fund will purchase or sell index futures contracts for the purpose of hedging some or all of its portfolio (or anticipated portfolio) securities against changes in their prices. If the Adviser anticipates that the prices of securities held by the Fund may fall, the Fund may sell an index futures contract. Conversely, if the Fund wishes to hedge against anticipated price rises in those securities which the Fund intends to purchase, the Fund may purchase an index futures contract.

   The Fund will purchase or sell currency futures on currencies in which its portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. The Fund will enter into currency futures contracts for the same reasons as set forth above for entering into forward foreign currency contracts; namely, to "lock-in" the value of a security purchased or sold in a given currency vis-a-vis a different currency or to hedge against an adverse currency exchange rate movement of a portfolio security's (or anticipated portfolio security's) denominated currency vis-a-vis a different currency.

   In addition to the above, interest rate, index and currency futures will be bought or sold in order to close out a short or long position maintained by the Fund in a corresponding futures contract.

   Although most interest rate futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the offsetting sale price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

   Interest Rate Futures Contracts. When the Fund enters into an interest rate futures contract, it is initially required to deposit with the Fund's Custodian, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash or U.S. Government securities or other liquid portfolio securities equal to approximately 2% of the contract amount. Initial margin requirements are established by the Exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the Exchanges.

   Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a brokers' client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or U.S. Government securities called "variation margin," with the Fund's futures contract clearing broker, which are reflective of price fluctuations in the futures contract.

   Currency Futures. Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the exercise date, for a set exercise price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward foreign currency exchange contracts. The Adviser will assess such factors as cost spreads, liquidity and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

   Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies described above. Further, settlement of a foreign currency futures contract must occur within the country issuing the underlying currency. Thus, the Fund must accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes or charges associated with such delivery which are assessed in the issuing country.

   Options on foreign currency futures contracts may involve certain additional risks. Trading options on foreign currency futures contracts is relatively new. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the Adviser's opinion, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts.

   Index Futures Contracts. As discussed in the Prospectus, the Fund may invest in index futures contracts. An index futures contract sale creates an obligation by the Fund, as seller, to deliver cash at a specified future time. An index futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of cash at a specified future time. Futures contracts on indexes do not require the physical delivery of securities, but provide for a final cash settlement on the expiration date which reflects accumulated profits and losses credited or debited to each party's account.

   The Fund is required to maintain margin deposits with brokerage firms through which it effects index futures contracts in a manner similar to that described above for interest rate futures contracts. In addition, due to current industry practice, daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments. The Fund may be required to make additional margin payments during the term of the contract.

   At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a loss or gain.

   Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in case of a call, or is less than, in the case a put, the exercise price of the option on the futures contract.

   The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts. If, for example, the Adviser wished to protect against an increase in interest rates and the resulting negative impact on the value of a portion of its fixed-income portfolio, it might write a call option on an interest rate futures contract, the underlying security of which correlates with the portion of the portfolio the Adviser seeks to hedge. Any premiums received in the writing of options on futures contracts may, of course, provide a further hedge against losses resulting from price declines in portions of the Fund's portfolio.

   Limitations on Futures Contracts and Options on Futures. The Fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the Fund's assets which may be subject to a hedge position. Except as described above, there are no other limitations on the use of futures and options thereon by the Fund.

   The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

   Risks of Transactions in Futures Contracts and Related Options. As stated in the Prospectus, the Fund may sell a futures contract to protect against the decline in the value of securities (or the currency in which they are denominated) held by the Fund. However, it is possible that the futures market may advance and the value of securities (or the currency in which they are denominated) held in the portfolio of the Fund may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.

   If the Fund purchases a futures contract to hedge against the increase in value of securities it intends to buy (or the currency in which they are denominated), and the value of such securities (currencies) decreases, then the Fund may determine not to invest in the securities as planned and will realize a loss on the futures contract that is not offset by a reduction in the price of the securities.

   If the Fund has sold a call option on a futures contract, it will cover this position by holding in a segregated account maintained at its Custodian, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities (currencies) underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities (currencies) underlying the futures contract, or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

   In addition, if the Fund holds a long position in a futures contract it will hold cash, U.S. Government securities or other liquid portfolio securities equal to the purchase price of the contract (less the amount of initial or variation margin on deposit) in a segregated account maintained for the

   Exchanges limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the instrument underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

   Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

   In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its martin deposits with the broker. Similarly in the event of the bankruptcy of the writer of an OTC option purchased by the Fund, the Fund could experience a loss of all or part of the value of the option. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

   While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities (and the currencies in which they are denominated) is that the prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate trends may still not result in a successful hedging transaction.

   As stated in the Prospectus, there is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In addition, limitations imposed by an exchange or board of trade on which futures contracts are traded may compel or prevent the Fund from closing out a contract which may result in reduced gain or increased loss to the Fund. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

   The extent to which the Fund may enter into transactions involving futures contracts and options thereon may be limited by the Internal Revenue Code's requirements for qualification as a regulated investment company and the Fund's intention to qualify as such (see "Dividends, Distributions and Taxes").

   Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the Fund notwithstanding that the purchase or sale of a futures contract would not result in a loss, as in the instance where there is no movement in the prices of the futures contract or underlying securities (currencies).

   The Adviser has substantial experience in the use of the investment techniques described above under the heading "Options and Futures
Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

   New Instruments. New futures contracts, options and other financial products and various combinations thereof continue to be developed. The Fund may invest in any such futures, options or products as may be developed, to the extent consistent with its investment objective and applicable regulatory requirements.

LENDING OF PORTFOLIO SECURITIES

   Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or money market instruments, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale and will not lend more than 25% of the value of its total assets. A loan may be terminated by the borrower on one business day's notice, or by the Fund on two business days' notice. If the borrower fails to deliver the loaned securities within two days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The creditworthiness of firms to which the Fund lends its portfolio securities will be monitored on an ongoing basis by the Adviser pursuant to procedures adopted and reviewed, on an ongoing basis, by the Board of Trustees of the Fund.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

REPURCHASE AGREEMENTS

   When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral") at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be maintained in a segregated account and will be marked to market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

   While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Adviser subject to procedures established by the Board of Trustees of the Fund. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

PORTFOLIO TURNOVER

   It is anticipated that the Fund's portfolio turnover rate generally will not exceed 100%. A 100% turnover rate would occur, for example, if 100% of the securities held in the Fund's portfolio (excluding all securities whose maturities at acquisition were one year or less) were sold and replaced within the year. The portfolio turnover rate for the fiscal year ended January 31, 1997 was 66%.

INVESTMENT RESTRICTIONS
-----------------------------------------------------------------------------

   In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding shares of the Fund.

   The Fund may not:

     1. Purchase or sell real estate or interests therein, although the Fund may purchase securities secured by real estate or interests therein. This shall not prohibit the Trust from purchasing, holding and selling real estate acquired as a result of the ownership of such securities.

     2. Purchase or sell commodities or commodity contracts, except for hedging purposes as described under "Investment Practices and Policies."

     3. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     4. Borrow money, except that the Fund may borrow up to 5% of its total assets for temporary purposes.

     5. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in Restriction
    4. However, for the purpose of this restriction, collateral arrangements with respect to hedging transactions, short sales, when-issued, when, as and if issued and forward commitment transactions and similar investment strategies are not deemed to be pledges of assets.

     6. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b) purchasing any securities on a when-issued or delayed delivery basis; (c) purchasing or selling any financial futures contracts or options thereon; (d) borrowing money in accordance with restrictions described above; or (e) lending portfolio securities.

     7. Make loans of money or securities, except: (a) by the purchase of portfolio securities in which the Fund may invest consistent with its investment objective and policies; (b) investments in Loans through Participations and Assignments; (c) by investment in repurchase agreements; or (d) by lending its portfolio securities.

     8. Make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of the Fund's total assets and the Fund's aggregate short sales of a particular class of securities does not exceed 25% of then outstanding securities of that class.

     9. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts is not considered the purchase of a security on margin.

     10. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security. (The Fund may invest in restricted securities subject to the non-fundamental limitations contained in the Prospectus).

     11. Invest for the purpose of exercising control or management of any other issuer.

     12. Invest in securities of any issuer, other than securities of the Fund, if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Manager or a Co-Adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

   If (except with respect to Restriction 4) a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total or net assets will not be considered a violation of any of the foregoing restrictions.

PORTFOLIO TRANSACTIONS AND BROKERAGE
-----------------------------------------------------------------------------

   Subject to the general supervision of the Trustees, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In addition, securities may be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriters' concession or discount. Futures transactions will usually be effected through a broker and a commission will be charged. On occasion the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended January 31, 1995, 1996 and 1997, the Fund paid a total of $2,435,239, $1,631,927 and
$1,483,314, respectively in broker commissions.

   The Adviser currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Fund and others whose assets it managed in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.

   The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

   The Fund anticipates that certain of its transactions involving foreign securities will be effected on securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

   In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: reports on industries and companies, economic analyses and review of business conditions, portfolio strategy, analytic computer software, account performance services, computer terminals and various trading and/or quotation equipment. They also include advice from broker-dealers as to the value of securities, availability of securities, availability of buyers, and availability of sellers. In addition, they include recommendations as to purchase and sale of individual securities and timing of such transactions. The Fund will not purchase at a higher price or sell at a lower price in connection with transactions effected with a dealer, acting as principal, who furnishes research services to the Fund than would be the case if no weight were given by the Fund to the dealer's furnishing of such services. During the fiscal year ended January 31, 1997, the Fund directed the payment of $1,483,314, in brokerage commissions in connection with transactions in the aggregate amount of $281,981,692 to brokers because of research provided.

   The information and services received by the Adviser from brokers and dealers may be of benefit to the Adviser in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Adviser and thereby reduce its expenses, it is of indeterminable value and the advisory fee paid to the Adviser is not reduced by any amount that may be attributable to the value of such services.

   Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR. In order for DWR to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by DWR must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow DWR to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees of the Fund, including a majority of the Trustees who are not "interested" persons of the Fund, as defined in the Act, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to DWR are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to DWR. During the fiscal years ended January 31, 1995, 1996 and 1997, the Fund did not pay any brokerage commissions to DWR.

THE DISTRIBUTOR
-----------------------------------------------------------------------------

   As discussed in the Prospectus, shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"). The Distributor has entered into a selected dealer agreement with DWR, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into selected dealer agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of MSDWD. The Trustees of the Fund, including a majority of the Independent Trustees, approved, at their meeting held on April 24, 1997, the current Distribution Agreement appointing the Distributor as exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998 and will remain in effect from year to year thereafter if approved by the Board.

   The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. Such expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to account executives. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal securities laws and pays filing fees in accordance with state securities laws. The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

   Plan of Distribution. The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively. The Distributor also receives the proceeds of front-end sales charges and of contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan (see "Purchase of Fund Shares" in the Prospectus).

   The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year under the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the Association of the National Association of Securities Dealers (of which the Distributor is a member). The service fee is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the aforementioned Rules of the Association.

   The Plan was adopted by a majority vote of the Board of Trustees, including all of the Trustees of the Fund who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees"), cast in person at a meeting called for the purpose of voting on the Plan, on April 24, 1997. In making their decision to adopt the Plan, the Trustees requested from the Distributor and received such information as they deemed necessary to make an informed determination as to whether or not adoption of the Plan was in the best interests of the shareholders of the Fund. After due consideration of the information received, the Trustees, including the Independent 12b-1 Trustees, determined that the adoption of the Plan would benefit the shareholders of the Fund. The Plan was approved, by the shareholders holding a majority, as defined in the Act, of the outstanding voting securities of the Fund at the Annual Meeting of Shareholders of the
Fund held on July 22, 1997. The Plan took effect on          , 199 , upon the
conversion of the Fund to an open-end investment company.

   Under its terms, the Plan had an initial term ending April 30, 1998, and provides that it will continue from year to year thereafter, provided such continuance is approved annually by a vote of the Trustees in the manner described above.

   Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each fiscal quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. In the Trustees' quarterly reviews of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

   The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes of shares, each with a distribution arrangement as set forth in the Prospectus.

   With respect to Class A shares, DWR compensates its account executives by paying them, from proceeds of the front-end sales charge, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the account executives or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which Dean Witter Trust FSB ("DWT") serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, InterCapital compensates DWR's account executives by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

   With respect to Class B shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of retirement plans qualified under Section 401(k) of the Internal Revenue Code and other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper, and which plans were opened on or after July 28, 1997, DWR compensates its account executives by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

   With respect to Class C shares, DWR compensates its account executives by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently a residual of up to 1.0% of the current value of the respective accounts for which they are the account executives of record.

   With respect to Class D shares other than shares held by participants in the InterCapital mutual fund asset allocation program, InterCapital compensates DWR's account executives by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. InterCapital also compensates DWR's account executives by paying them, from its own funds, an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record (not including accounts of participants in the InterCapital mutual fund asset allocation program).

   The gross sales credit is a charge which reflects commissions paid by DWR to its account executives and DWR's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating DWR's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales. The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

   The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent 12b-1 Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to account executives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

   At any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan and (ii) the proceeds of contingent deferred sales charges paid by investors upon redemption of shares. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or contingent deferred sales charges, may or may not be recovered through future distribution fees or contingent deferred sales charges.

   No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, has any direct or indirect financial interest in the operation of the Plan except to the extent that DWR, InterCapital, the Distributor or the Manager or certain of their employees, may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

   The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval of the shareholders of the affected Class or Classes of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent 12b-1 Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

DETERMINATION OF NET ASSET VALUE

   The net asset value per share for each Class of shares of the Fund is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4 p.m., at such earlier time) on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

PURCHASE OF FUND SHARES
-----------------------------------------------------------------------------

   As discussed in the Prospectus, the Fund offers four Classes of shares as follows:

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

   Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except in the circumstances discussed in the Prospectus.

   Right of Accumulation. As discussed in the Prospectus, investors may combine the current value of shares purchased in separate transactions for purposes of benefitting from the reduced sales charges available for purchases of shares of the Fund totalling at least $25,000 in net asset value. For example, if any person or entity who qualifies for this privilege holds Class A shares of the Fund and/or other TCW/DW Funds which are multiple class funds ("TCW/DW Multi-Class Funds") purchased at a price including a front-end sales charge having a current value of $5,000, and purchases $20,000 of additional shares of the Fund, the sales charge applicable to the $20,000 purchase would be 4.75% of the offering price.

   The Distributor must be notified by the selected broker-dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the selected broker-dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Distributor or Dean Witter Trust FSB (the "Transfer Agent" or "DWT") fails to confirm the investor's represented holdings.

   Letter of Intent. As discussed in the Prospectus, reduced sales charges are available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from the Distributor or from a single Selected Broker-Dealer.

   A Letter of Intent permits an investor to establish a total investment goal to be achieved by any number of purchases over a thirteen-month period. Each purchase of Class A shares made during the period will receive the reduced sales commission applicable to the amount represented by the goal, as if it were a single purchase. A number of shares equal in value to 5% of the dollar amount of the Letter of Intent will be held in escrow by the Transfer Agent, in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

   The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor is authorized by the shareholder to liquidate a sufficient number of his or her escrowed shares to obtain such difference.

   If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth above under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. For the purpose of determining whether the investor is entitled to a further reduced sales charge applicable to purchases at or above a sales charge level which exceeds the stated goal of a Letter of Intent, the cumulative current net asset value of any shares owned by the investor in any other TCW/DW Multi-Class Funds held by the shareholder which were previously purchased at a price including a front-end sales charge (including shares of the Fund, other TCW/DW Multi-Class Funds or "Exchange Funds" (see "Shareholder Services--Exchange Privilege") acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions) will be added to the cost or net asset value of shares of the Fund owned by the investor. However, shares of "Exchange Funds" and the purchase of shares of other TCW/DW Funds will not be included in determining whether the stated goal of a Letter of Intent has been reached.

   At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Distributor, increase the amount of the stated goal. In that event, only shares purchased during the previous 90-day period and still owned by the shareholder will be included in the new sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

   Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon most redemptions within six years after purchase. As stated in the Prospectus, a CDSC will be imposed on any redemption by an investor if after such redemption the current value of the investor's Class B shares of the Fund is less than the dollar amount of all payments by the shareholder for the purchase of Class B shares during the preceding six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years). However, no CDSC will be imposed to the extent that the net asset value of the shares redeemed does not exceed: (a) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption, plus (b) the current net asset value of shares purchased through reinvestment of dividends or distributions of the Fund or another TCW/DW Fund (see "Shareholder Services--Targeted Dividends"), plus (c) increases in the net asset value of the investor's shares above the total amount of payments for the purchase of Fund shares made during the preceding six (three) years. The CDSC will be paid to the Distributor.

   In determining the applicability of the CDSC to each redemption, the amount which represents an increase in the net asset value of the investor's shares above the amount of the total payments for the purchase of shares within the last six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) will be redeemed first. In the event the redemption amount exceeds such increase in value, the next portion of the amount redeemed will be the amount which represents the net asset value of the investor's shares purchased more than six (three) years prior to the redemption and/or shares purchased through reinvestment of dividends or distributions. A portion of the amount redeemed which exceeds an amount which represents both such increase in value and the value of shares purchased more than six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) prior to the redemption and/or shares purchased through reinvestment of dividends or distributions will be subject to a CDSC.

   The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares of the Fund until the time of redemption of such shares. For purposes of determining the number of years from the time of any payment for the purchase of shares, all payments made during a month will be aggregated and deemed to have been made on the last day of the month. The following table sets forth the rates of the CDSC applicable to most Class B shares of the Fund:

         YEAR SINCE
          PURCHASE             CDSC AS A PERCENTAGE
        PAYMENT MADE            OF AMOUNT REDEEMED
---------------------------  ------------------------
First ......................            5.0%
Second .....................            4.0%
Third ......................            3.0%
Fourth .....................            2.0%
Fifth ......................            2.0%
Sixth ......................            1.0%
Seventh and thereafter  ....            None


   The following table sets forth the rates of the CDSC applicable to Class B shares of the Fund held by 401(k) plans or other employer-sponsored plans qualified under Section 401(a) of the Internal Revenue Code for which DWT serves as Trustee or the 401(k) Support Services Group of DWR serves as recordkeeper and whose accounts are opened on or after July 28, 1997:

        YEAR SINCE
         PURCHASE            CDSC AS A PERCENTAGE
       PAYMENT MADE           OF AMOUNT REDEEMED
-------------------------  ------------------------
First ....................            2.0%
Second ...................            2.0%
Third ....................            1.0%
Fourth and thereafter ....            None

   In determining the rate of the CDSC, it will be assumed that a redemption is made of shares held by the investor for the longest period of time within the applicable six-year or three-year period. This will result in any such CDSC being imposed at the lowest possible rate. The CDSC will be imposed, in accordance with the table shown above, on any redemptions within six years (or, in the case of shares held by certain employer-sponsored benefit plans, three years) of purchase which are in excess of these amounts and which redemptions do not qualify for waiver of the CDSC, as described in the Prospectus.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

   Class C shares are sold without a sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase, except in the circumstances discussed in the Prospectus.

NO LOAD ALTERNATIVE--CLASS D SHARES

   Class D shares are offered without any sales charge on purchase or redemption. Class D shares are offered only to those persons meeting the qualifications set forth in the Prospectus.

SHAREHOLDER SERVICES
-----------------------------------------------------------------------------

   Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund and maintained by the Transfer Agent. This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account, the shareholder will be mailed a confirmation of the transaction from the Fund or from DWR or other selected broker-dealer.

   Automatic Investment of Dividends and Distributions. As stated in the Prospectus, all income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund, unless the shareholder requests that they be paid in cash. Each purchase of shares of the Fund is made upon the condition that the Transfer Agent is thereby automatically appointed as agent of the investor to receive all dividends and capital gains distributions on shares owned by the investor. Such dividends and distributions will be paid, at the net asset value per share, in shares of the applicable Class of the Fund (or in cash if the shareholder so requests) as of the close of business on the record date. At any time an investor may request the Transfer Agent, in writing, to have subsequent dividends and/or capital gains distributions paid to him or her in cash rather than shares. To assure sufficient time to process the change, such request should be received by the Transfer Agent at least five business days prior to the record date of the dividend or distribution. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payments will be made to DWR or the other selected broker-dealer, and which will be forwarded to the shareholder, upon the receipt of proper instructions.

   Targeted Dividends.(Service Mark) In states where it is legally permissible, shareholders may also have all income dividends and capital gains distributions automatically invested in shares of any Class of an open-end TCW/DW Fund other than TCW/DW Emerging Markets Opportunities Trust or in another Class of TCW/DW Emerging Markets Opportunities Trust. Such investment will be made as described above for automatic investment in shares of the applicable Class of the Fund, at the net asset value per share of the selected TCW/DW Fund as of the close of business on the payment date of the dividend or distribution and will begin to earn dividends, if any, in the selected TCW/DW Fund the next business day. To participate in the Targeted Dividends program, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent. Shareholders of the Fund must be shareholders of the selected Class of the TCW/DW Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted TCW/DW Fund before entering the program.

   EasyInvest.(Service Mark) Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected. For further information or to subscribe to EasyInvest, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

   Investment of Dividends or Distributions Received in Cash. As discussed in the Prospectus, any shareholder who receives a cash payment representing a dividend or distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share, without the imposition of a CDSC upon redemption, by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. If the shareholder returns the proceeds of a dividend or distribution, such funds must be accompanied by a signed statement indicating that the proceeds constitute a dividend or distribution to be invested. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.

   Systematic Withdrawal Plan. As discussed in the Prospectus, a systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable
CDSC) to the shareholder will be the designated monthly or quarterly amount.

   The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next following business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other selected broker-dealer brokerage account, within five business days after the date of redemption. The Withdrawal Plan may be terminated at any time by the Fund.

   Withdrawal Plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

   Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes. Although the shareholder may make additional investments of $2,500 or more under the Withdrawal Plan, withdrawals made concurrently with purchases of additional shares may be inadvisable because of sales charges which may be applicable to purchases or redemptions of shares (see "Purchase of Fund Shares").

   Any shareholder who wishes to have payments under the Withdrawal Plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the Withdrawal Plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her DWR or other selected broker-dealer account executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the Withdrawal Plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the Withdrawal Plan account (see "Repurchases and Redemptions" in the Prospectus) at any time. Shareholders wishing to enroll in the Withdrawal Plan should contact their account executive or the Transfer Agent.

   Direct Investments through Transfer Agent. As discussed in the Prospectus, shareholders may make additional investments in any Class of shares of the Fund for which they qualify at any time by sending a check in any amount, not less than $100, payable to TCW/DW Emerging Markets Opportunities Trust, and indicating the selected Class, directly to the Fund's Transfer Agent. In the case of Class A shares, after deduction of any applicable sales charge, the balance will be applied to the purchase of Fund shares, and, in the case of shares of the other Classes, the entire amount will be applied to the purchase of Fund shares, at the net asset value per share next computed after receipt of the check or purchase payment by the Transfer Agent. The shares so purchased will be credited to the investor's account.

EXCHANGE PRIVILEGE

   As discussed in the Prospectus, the Fund makes available to its shareholders an Exchange Privilege whereby shareholders of each Class of shares of the Fund may exchange their shares for shares of the same Class of shares of any other TCW/DW Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for TCW/DW North American Government Income Trust and five money market funds for which InterCapital serves as investment manager (the foregoing six funds are hereinafter collectively referred to as the "Exchange Funds"). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.

   Shareholders utilizing the Fund's Exchange Privilege may subsequently re-exchange such shares back to the Fund. However, no exchange privilege is available between the Fund and any other fund managed by the Manager or InterCapital, except for other TCW/DW Funds and the five money market funds listed in the Prospectus.

   Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

   Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)

   As described below, and in the Prospectus under the caption "Purchase of Fund Shares," a CDSC may be imposed upon a redemption, depending on a number of factors, including the number of years from the time of purchase until the time of redemption or exchange ("holding period"). When shares of a TCW/DW Multi-Class Fund are exchanged for shares of an Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund, they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a TCW/DW Multi-Class Fund. However, in the case of shares exchanged into an Exchange Fund, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a TCW/DW Multi-Class Fund from the Exchange Fund, with no charge being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of an Exchange Fund resumes on the last day of the month in which shares of a TCW/DW Multi-Class Fund are reacquired. A CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a TCW/DW Multi-Class Fund.

   When shares initially purchased in a TCW/DW Multi-Class Fund are exchanged for shares of a TCW/DW Multi-Class Fund or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which the shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC the amount which represents the current net asset value of shares at the time of the exchange which were
(i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange and (ii) originally acquired through reinvestment of dividends or distributions (all such shares called "Free Shares") will be exchanged first. After an exchange, all dividends earned on shares in the Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time. Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the procedures described in the Prospectus under the caption "Purchase of Fund Shares," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.

   With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's selected broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, the Distributor or any selected broker-dealer.

   The Distributor and any selected broker-dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any selected broker-dealer for any transactions pursuant to this Exchange Privilege.

   Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. (The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter New York Municipal Money Market Trust and Dean Witter California Tax-Free Daily Income Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class for Dean Witter U.S. Government Money Market Trust and for all TCW/DW Funds is $1,000.) Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.

   The Fund, each of the other TCW/DW Funds and each of the money market funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of the funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days for termination or material revision), provided that six months prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds pursuant to this Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits (provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist) or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective, policies and restrictions.

   For further information regarding the Exchange Privilege, shareholders should contact their DWR or other selected broker-dealer account executive or the Transfer Agent.

REPURCHASES AND REDEMPTIONS
-----------------------------------------------------------------------------

   Redemption. As stated in the Prospectus, shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined; however, such redemption proceeds will be reduced by the amount of any applicable CDSC. If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption. The share certificate, or an accompanying stock power, and the request for redemption, must be signed by the shareholder or shareholders exactly as the shares are registered. Each request for redemption, whether or not accompanied by a share certificate, must be sent to the Fund's Transfer Agent, which will redeem the shares at their net asset value next computed (see "Purchase of Fund Shares") after it receives the request, and certificate, if any, in good order. Any redemption request received after such computation will be redeemed at the next determined net asset value. The term "good order" means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. If redemption is requested by a corporation, partnership, trust or fiduciary, the Transfer Agent may require that written evidence of authority acceptable to the Transfer Agent be submitted before such request is accepted.

   Whether certificates are held by the shareholder or shares are held in a shareholder's account, if the proceeds are to be paid to any person other than the record owner, or if the proceeds are to be paid to a corporation (other than the Distributor or a selected broker-dealer for the account of the shareholder), partnership, trust or fiduciary, or sent to the shareholder at an address other than the registered address, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is such an eligible guarantor). A stock power may be obtained from any dealer or commercial bank. The Fund may change the signature guarantee requirements from time to time upon notice to shareholders, which may be by means of a revised prospectus.

   Repurchase. As stated in the Prospectus, DWR and other selected broker-dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other selected broker-dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed after such purchase order is received by DWR or other selected broker-dealer reduced by any applicable CDSC.

   Payment for Shares Repurchased or Redeemed. As discussed in the Prospectus, payment for shares of any Class presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. The term good order means that the share certificate, if any, and request for redemption are properly signed, accompanied by any documentation required by the Transfer Agent, and bear signature guarantees when required by the Fund or the Transfer Agent. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission by order so permits; provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another selected broker-dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

   Transfers of Shares. In the event a shareholder requests a transfer of any shares to a new registration, such shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

   Reinstatement Privilege. As discussed in the Prospectus, a shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may within 35 days after the date of redemption or repurchase reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class at the net asset value next determined after a reinstatement request, together with such proceeds, is received by the Transfer Agent.

   Exercise of the reinstatement privilege will not affect the federal income tax treatment of any gain or loss realized upon the redemption or repurchase, except that if the redemption or repurchase resulted in a loss and reinstatement is made in shares of the Fund, some or all of the loss, depending on the amount reinstated, will not be allowed as a deduction for federal income tax purposes, but will be applied to adjust the cost basis of the shares acquired upon reinstatement.

DIVIDENDS, DISTRIBUTIONS AND TAXES
-----------------------------------------------------------------------------

   As discussed in the Prospectus under "Dividends, Distributions and Taxes," the Fund will determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. If any such gains are retained, the Fund will pay federal income tax thereon, and shareholders at year-end will be able to claim their share of the tax paid by the Fund as a credit against their individual federal income tax. Shareholders will increase their tax basis of Fund shares owned by an amount equal, under current law, to 65% of the amount of undistributed capital gains.

   The Fund, however, intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. It is not expected that the Fund will be required to pay any federal income tax. Shareholders will normally have to pay federal income taxes, and any state income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from the net investment income or net short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed received by the shareholder in the prior calendar year. Dividend payments will be eligible for the federal dividends received deduction available to the Fund's corporate shareholders only to the extent the aggregate dividends received by the Fund would be eligible for the deduction if the Fund were the shareholder claiming the dividends received deduction. In this regard, a 46-day holding period per dividend, generally, must be met by the Fund and the shareholder.

   Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than twelve months. Gains or losses on the sale of securities with a tax holding period of twelve months or less will be short-term capital gains or losses.

   After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income, the portion taxable as mid-term and long-term capital gains, and the amount of dividends eligible for the Federal dividends received deduction available to corporations. To avoid being subject to a 31% Federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

   Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize income attributable to it from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund, to the extent it invests in zero coupon Treasury securities, may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash receipts of interest the Fund actually received. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

   Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, capital gains distributions and some portion of the dividends are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of capital but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

   Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

PERFORMANCE INFORMATION
-----------------------------------------------------------------------------

   As discussed in the Prospectus, from time to time the Fund may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Prior
to            , 1998, the Fund operated as a closed-end investment company.
Accordingly, the performance
information below may not be indicative of the Fund's performance as an open-end investment company. The historical performance of the Class A shares of the Fund has been restated to reflect the front-end sales charge of such Class A shares in effect as of the date of this Prospectus. Class A shares are also subject to a 0.25% 12b-1 fee which is not reflected in the restated historical performance. Including the 12b-1 fee would have the effect of lowering the Fund's performance.

   The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Fund's operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any CDSC at the end of the one, five or ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The restated average annual total returns of the Fund for the fiscal year ended January 31, 1997 and for the period from March 30, 1994 (commencement of operations) through January 31, 1997 were 7.10% and 0.33%, respectively. These returns are for Class A only; there were no other Classes of shares outstanding on such date.

   In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, year-by-year or other types of total return figures. Such calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the restated average annual total returns of the Fund for the fiscal year ended January 31, 1997 and for the period from March 30, 1994 through January 31, 1997 were 13.03% and 2.25%, respectively.

   In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the Fund's total returns for the fiscal year ended January 31, 1997 and for the period from March 30, 1994 through January 31, 1997 were 13.03% and 6.53%, respectively.

   The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 or $100,000 adjusted for the initial sales charge), or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $10,094 $51,134 and $103,334, respectively, at January 31, 1997. This information is for Class A only; there were no other Classes of shares outstanding on such date.

   The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations.

DESCRIPTION OF SHARES
-----------------------------------------------------------------------------

   The shareholders of the Fund are entitled to a full vote for each full share held. The Trustees themselves have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund. Under certain circumstances the Trustees may be removed by action of the Trustees. The shareholders also have the right to remove the Trustees following a meeting called for that purpose requested in writing by the record holders of not less than ten percent of the Fund's outstanding shares. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

   The Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances). The Trustees have not authorized any such additional series or classes of shares other than as set forth in the Prospectus.

   The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

   The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund shall be of unlimited duration subject to the provisions of the Declaration of Trust concerning termination by action of the shareholders.

CUSTODIAN AND TRANSFER AGENT
-----------------------------------------------------------------------------

   The Chase Manhattan Bank, One Chase Plaza, New York, New York 10005 is the Custodian of the Fund's assets. The Chase Manhattan Bank has contracted with various foreign banks and depositaries to hold securities on behalf of the Fund. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at time, be substantial.

   Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust FSB is an affiliate of Dean Witter Services Company Inc., the Fund's Manager, and of Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust FSB receives a per shareholder account fee.

INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

   Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
-----------------------------------------------------------------------------

   The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

   The Fund's fiscal year ends on January 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
-----------------------------------------------------------------------------

   Barry Fink, Esq., who is an officer and the General Counsel of the Manager, is an officer and the General Counsel of the Fund.

EXPERTS
-----------------------------------------------------------------------------

   The annual financial statements of the Fund for the year ended January 31, 1997 included in this Statement of Additional Information and incorporated by reference into the Prospectus have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
-----------------------------------------------------------------------------

   This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   COMMON AND PREFERRED STOCKS, CONVERTIBLE BONDS,
                   RIGHTS AND WARRANTS (98.5%)
                   ARGENTINA (3.4%)
                   BANKS
          21,869   Banco de Galicia y Buenos
                     Aires S.A. de C.V. (ADR)....  $       533,057
          27,122   Banco Frances del Rio de la
                     Plata S.A. (ADR)............          813,660
                                                   ---------------
                                                         1,346,717
                                                   ---------------

                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          88,917   Molinos Rio de la Plata S.A.
                     (Class B)*..................          320,213
                                                   ---------------
                   MULTI-INDUSTRY
         463,997   Perez Companc S.A. (Class B)..        3,467,271
                                                   ---------------
                   OIL & GAS
          23,840   Transportadora de Gas del Sur
                     S.A. (ADR)..................          312,900
                                                   ---------------
                   OIL RELATED
          79,650   Yacimentos Petroliferos
                     Fiscales S.A. (ADR).........        2,220,244
                                                   ---------------
                   REAL ESTATE
         125,798   Inversiones y Representaciones
                     S.A. (Class B)..............          460,582
                                                   ---------------
                   STEEL
         443,000   Siderca S.A. (Class A)........          833,132
                                                   ---------------
                   TELECOMMUNICATIONS
          64,900   Telecom Argentina Stet -
                     France Telecom S.A..........          305,786
          10,110   Telecom Argentina Stet -
                     France Telecom S.A. (ADR)...          477,697
          23,300   Telefonica de Argentina S.A.
                     (ADR).......................          710,650
                                                   ---------------
                                                         1,494,133
                                                   ---------------

                   TOTAL ARGENTINA...............       10,455,192
                                                   ---------------





SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   BRAZIL (14.4%)
                   BANKING
     257,997,804   Banco Bradesco S.A. (Pref.)...  $     2,072,668
       1,855,940   Banco Itau S.A. (Pref.).......          860,875
                                                   ---------------
                                                         2,933,543
                                                   ---------------
                   BREWERY
       3,287,202   Companhia Cervejaria Brahma
                     (Pref.)*....................        1,999,484
                                                   ---------------
                   ELECTRIC
      46,400,000   Companhia Paranaense de
                     Energia-Copel...............          625,708
                                                   ---------------
                   FINANCIAL SERVICES
       1,090,000   Itausa Investimentos Itau S.A.
                     (Pref.).....................          833,971
                                                   ---------------

                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
       1,343,000   Brasmotor S.A. (Pref.)........          346,796
                                                   ---------------
                   METALS & MINING
      25,542,000   Companhia Siderurgica
                     Nacional....................          831,776
         128,340   Companhia Vale do Rio Doce
                     S.A. (Pref.)................        2,896,733
                                                   ---------------
                                                         3,728,509
                                                   ---------------
                   OIL & GAS
      30,161,000   Petroleo Brasileiro S.A.
                     (Pref.).....................        5,797,973
                                                   ---------------
                   STEEL & IRON
     490,000,000   Usinas Siderurgicas de Minas
                     Gerais S.A. (Pref.).........          557,670
                                                   ---------------
                   TELECOMMUNICATIONS
         893,000   Cia Riograndense
                     Telecomunicacoes S.A........          819,893
       7,050,000   Telecomunicacoes Brasileiras
                     S.A.........................          569,070
          61,800   Telecomunicacoes Brasileiras
                     S.A. (ADR)..................        5,392,050
      99,482,155   Telecomunicacoes Brasileiras
                     S.A. (Pref.)................        8,667,583
         611,870   Telecomunicacoes de Sao Paulo
                     S.A.........................          141,030
       7,869,300   Telecomunicacoes de Sao Paulo
                     S.A. (Pref.)*...............        1,843,897
                                                   ---------------
                                                        17,433,523
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   TEXTILES
       1,458,000   Companhia de Tecidos Norte de
                     Minas (Pref.)...............  $       517,328
                                                   ---------------
                   UTILITIES - ELECTRIC
       4,142,483   Centrais Electricas
                     Brasileiras S.A.............        1,691,699
       8,907,677   Centrais Electricas
                     Brasileiras S.A. (Pref.)....        3,765,487
          36,100   Companhia Energetica de Minas
                     Gerais (CEMIG) S.A. (Pref.)
                     (ADR).......................        1,507,175
          16,191   Companhia Energetica de Minas
                     Gerais S.A. (ADR) -
                     144A**......................          675,974
       5,135,000   Light Participacoes S.A.......        1,448,761
                                                   ---------------
                                                         9,089,096
                                                   ---------------

                   TOTAL BRAZIL..................       43,863,601
                                                   ---------------
                   CHILE (4.6%)
                   BANKS
          52,100   Banco BHIF (ADR)*.............        1,002,925
                                                   ---------------
                   BUILDING & CONSTRUCTION
          41,450   Madeco S.A. (ADR).............        1,191,687
                                                   ---------------
                   CHEMICALS
          23,960   Sociedad Quimica y Minera de
                     Chile S.A. (ADR)............        1,395,670
                                                   ---------------

                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          49,320   Embotelladora Andina S.A.
                     (ADR).......................        1,553,580
                                                   ---------------
                   INVESTMENT COMPANIES
          36,300   Genesis Chile Fund Ltd........        1,399,910
         695,600   The Five Arrows Chile
                     Investment Trust Ltd........        1,999,850
                                                   ---------------
                                                         3,399,760
                                                   ---------------
                   SUPERMARKETS
          43,120   Santa Isabel S.A. (ADR).......        1,158,850
                                                   ---------------
                   TELECOMMUNICATIONS
          95,604   Compania de Telecomunicaciones
                     de Chile S.A. (ADR).........        2,378,156
                                                   ---------------



SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   UTILITIES - ELECTRIC
          20,750   Chilgener S.A. (ADR)..........  $       531,719
          48,560   Enersis S.A. (ADR)............        1,499,290
                                                   ---------------
                                                         2,031,009
                                                   ---------------

                   TOTAL CHILE...................       14,111,637
                                                   ---------------

                   COLOMBIA (0.8%)
                   BANKING
         102,487   Banco de Bogota...............          571,471
          24,265   Banco Industrial Colombiano
                     S.A. (ADR)..................          421,604
                                                   ---------------
                                                           993,075
                                                   ---------------
                   BUILDING & CONSTRUCTION
          33,765   Cementos Diamante S.A. (ADR) -
                     144A**......................          464,269
          44,138   Compania de Cementos Argos
                     S.A.........................          271,144
                                                   ---------------
                                                           735,413
                                                   ---------------
                   FINANCIAL SERVICES
          20,020   Compania Suramericana de
                     Seguros S.A.................          359,493
                                                   ---------------

                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          42,290   Compania Nacional de
                     Chocolates S.A..............          339,767
                                                   ---------------
                   RETAIL
          45,000   Almacenes Exito S.A...........          127,587
                                                   ---------------

                   TOTAL COLOMBIA................        2,555,335
                                                   ---------------

                   CZECH REPUBLIC (0.9%)
                   BANKING
          19,900   Komercni Banka AS (GDR) -
                     144A** *....................          619,885
                                                   ---------------
                   TELECOMMUNICATIONS
           4,649   SPT Telekom AS*...............          569,036
                                                   ---------------
                   TOBACCO
           5,400   Tabak AS......................        1,547,752
                                                   ---------------

                   TOTAL CZECH REPUBLIC..........        2,736,673
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   HONG KONG (5.1%)
                   CONGLOMERATES
       4,828,000   Guangzhou Investments Co.,
                     Ltd.........................  $     2,289,791
          10,000   GZI Transport, Ltd. (Warrants
                     due 01/29/99)*..............            2,807
         570,000   Hutchison Whampoa, Ltd.*......        4,303,303
                                                   ---------------
                                                         6,595,901
                                                   ---------------
                   FINANCIAL SERVICES
       1,468,000   Cosco Pacific Ltd.............        1,638,752
                                                   ---------------
                   MANUFACTURING
         602,000   Shanghai Industrial Holdings,
                     Ltd.*.......................        2,144,256
                                                   ---------------
                   REAL ESTATE
         384,000   Cheung Kong (Holdings) Ltd....        3,580,472
         259,700   New World Development.........        1,602,031
                                                   ---------------
                                                         5,182,503
                                                   ---------------
                   TOTAL HONG KONG...............       15,561,412
                                                   ---------------
                   HUNGARY (1.3%)
                   CHEMICALS
          21,800   BorsodChem RT (GDR)...........          746,650
                                                   ---------------
                   PHARMACEUTICALS
          14,997   EGIS RT.......................          997,975
          19,689   Gedeon Richter RT (GDR).......        1,240,407
                                                   ---------------
                                                         2,238,382
                                                   ---------------
                   PUBLISHING
           2,950   Matav RT......................          903,362
                                                   ---------------

                   TOTAL HUNGARY.................        3,888,394
                                                   ---------------
                   INDIA (3.6%)
                   BANKS
         182,000   State Bank of India (GDR)*....        3,503,500
                                                   ---------------
                   BUILDING & CONSTRUCTION
         102,000   Larsen & Toubro Ltd. (GDR)....        1,326,000
                                                   ---------------
                   INDUSTRIALS
         127,000   Mahindra & Mahindra Ltd.
                     (GDR).......................        1,397,000
                                                   ---------------


SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   METALS
          75,950   Hindalco Industries Ltd.
                     (GDR)*......................  $     1,670,900
                                                   ---------------
                   UTILITIES - ELECTRIC
         157,500   BSES Ltd. (GDR)...............        2,992,500
                                                   ---------------

                   TOTAL INDIA...................       10,889,900
                                                   ---------------

                   INDONESIA (4.5%)
                   BANKING
       4,152,566   PT Bank Internasional
                     Indonesia...................        3,190,919
       2,768,377   PT Bank Internasional
                     Indonesia (Rights)*.........        1,253,055
                                                   ---------------
                                                         4,443,974
                                                   ---------------

                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         804,000   PT Gudang Garam...............        3,926,905
         478,570   PT Indofood Sukses Makmur.....        1,057,892
         579,000   PT London Sumatra
                     Indonesia*..................        1,529,779
                                                   ---------------
                                                         6,514,576
                                                   ---------------
                   TELECOMMUNICATIONS
       1,533,000   PT Telekomunikasi (ADR).......        2,743,263
                                                   ---------------

                   TOTAL INDONESIA...............       13,701,813
                                                   ---------------

                   IRELAND (0.2%)
                   INVESTMENT COMPANIES
          80,000   Central Asian Investment
                     Company Ltd.................          740,000
                                                   ---------------

                   MALAYSIA (17.0%)
                   AGRICULTURE
       1,775,000   IOI Corporation Berhad........        3,142,478
                                                   ---------------
                   AUTOMOTIVE
         173,000   Edaran Otomobil Nasional
                     Berhad......................        1,712,389
                                                   ---------------
                   CONGLOMERATES
         688,000   Gadek Berhad..................        5,259,727
         344,000   Gadek Berhad (Warrants due
                     12/19/00)*..................        1,204,201
       2,213,000   Hicom Holdings Berhad.........        5,520,702
         371,250   Hicom Holdings Berhad
                     (Warrants due 12/18/00)*....          433,197

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
         671,000   United Engineers (Malaysia)
                     Berhad Ltd..................  $     6,020,722
                                                   ---------------
                                                        18,438,549
                                                   ---------------
                   ENTERTAINMENT/GAMING & LODGING
         345,000   Genting Berhad................        2,345,994
                                                   ---------------
                   FINANCIAL SERVICES
         841,000   Commerce Asset Holdings
                     Berhad......................        6,767,795
       1,422,000   DCB Holdings Berhad...........        5,378,345
                                                   ---------------
                                                        12,146,140
                                                   ---------------
                   PUBLISHING
       1,100,000   New Straits Times Press
                     Berhad......................        7,170,160
                                                   ---------------
                   REAL ESTATE
       1,807,000   Larut Consolidated Berhad.....        2,966,467
                                                   ---------------
                   TELECOMMUNICATIONS
         490,000   Telekom Malaysia Berhad.......        3,844,606
                                                   ---------------
                   UTILITIES
          19,000   Prime Utilities Berhad
                     (Warrants due 03/11/01)*....           42,429
                                                   ---------------
                   TOTAL MALAYSIA................       51,809,212
                                                   ---------------

                   MEXICO (10.4%)
                   BANKING
         356,218   Grupo Financiero Inbursa, S.A.
                     de C.V. (B Shares)..........        1,276,277
                                                   ---------------
                   BUILDING & CONSTRUCTION
          56,500   Empresas ICA Sociedad
                     Controladora S.A. de C.V.
                     (ADR)*......................          854,562
                                                   ---------------
                   BUILDING MATERIALS
         136,600   Apasco S.A. de C.V.
                     (Series A)..................          984,079
         680,200   Cemex S.A. de C.V. (B Shares).        2,785,208
         268,300   Grupo Cementos de Chihuahua
                     S.A. de C.V. (B Shares)*....          302,116
                                                   ---------------
                                                         4,071,403
                                                   ---------------




SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   CONGLOMERATES
         371,600   Grupo Carso S.A. de C.V.
                     (Series A1)*................  $     2,265,738
         532,375   Grupo Industria Alfa S.A. de
                     C.V. (A Shares).............        2,775,980
                                                   ---------------
                                                         5,041,718
                                                   ---------------

                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
          55,300   Empresas la Moderna S.A. de
                     C.V. (ADR)..................        1,251,162
         204,300   Fomento Economico Mexicano
                     S.A. de C.V. (B Shares).....          714,985
         200,800   Grupo Industrial Bimbo S.A. de
                     C.V. (Series A).............        1,210,196
         134,900   Grupo Modelo S.A. de C.V.
                     (Series C)..................          809,573
         273,300   Jugos de Valle S.A. de C.V. (B
                     Shares).....................          414,759
          20,210   Panamerican Beverages, Inc.
                     (Class A)...................        1,058,499
                                                   ---------------
                                                         5,459,174
                                                   ---------------
                   MEDIA GROUP
          61,590   Grupo Televisa S.A. (GDR)*....        1,593,641
                                                   ---------------
                   METALS & MINING
          94,850   Tubos de Acero de Mexico S.A.
                     de C.V. (ADR)*..............        1,659,875
                                                   ---------------
                   MULTI-INDUSTRY
         184,880   DESC S.A. de C.V. (Series B)..        1,052,740
                                                   ---------------
                   PAPER & FOREST PRODUCTS
         139,850   Kimberly-Clark de Mexico S.A.
                     de C.V. (A Shares)..........        2,899,002
                                                   ---------------
                   RETAIL
       1,873,200   Cifra S.A. de C.V. (C Shares)*.       2,488,012
                                                   ---------------
                   TELECOMMUNICATIONS
         145,485   Telefonos de Mexico S.A. de
                     C.V. (Series L) (ADR).......        5,473,873
                                                   ---------------

                   TOTAL MEXICO..................       31,870,277
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   PAKISTAN (0.0%)
                   BANKING
          19,583   Muslim Commercial Bank........  $        17,345
                                                   ---------------
                   PERU (2.5%)
                   BREWERY
         822,797   Cerveceria Backus & Johnston
                     S.A.........................          684,886
                                                   ---------------
                   BUILDING MATERIALS
         651,205   Cementos Lima, S.A............        1,096,429
                                                   ---------------
                   FINANCIAL SERVICES
          65,922   Credicorp Ltd. (ADR)..........        1,384,362
                                                   ---------------
                   METALS & MINING
          86,801   Companhia de Minas
                     Buenaventura S.A.
                     (A Shares)..................          710,205
          20,125   Companhia de Minas
                     Buenaventura S.A.
                     (B Shares)..................          157,619
          37,000   Companhia de Minas
                     Buenaventura S.A. (ADR)*....          587,375
                                                   ---------------
                                                         1,455,199
                                                   ---------------
                   TELECOMMUNICATIONS
          31,150   CPT Telefonica del Peru S.A.
                     (ADR).......................          673,619
       1,126,424   CPT Telefonica del Peru S.A.
                     (B Shares)..................        2,442,077
                                                   ---------------
                                                         3,115,696
                                                   ---------------

                   TOTAL PERU....................        7,736,572
                                                   ---------------

                   PHILIPPINES (4.8%)
                   BANKS
         569,900   Bank of the Philippine
                     Islands.....................        3,940,798
                                                   ---------------
                   BUILDING & CONSTRUCTION
 $     2,150,000   Bacnotan Consolidated
                     Industries 5.50% due
                     06/21/04 (Conv.)............        1,795,250
       4,596,600   HI Cement Corporation.........        1,921,071
                                                   ---------------
                                                         3,716,321
                                                   ---------------

                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         673,020   San Miguel Corp. (Class B)....        2,710,491
                                                   ---------------




SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   UTILITIES - ELECTRIC
         513,580   Manila Electric Co.
                     (B Shares)..................  $     4,312,355
                                                   ---------------

                   TOTAL PHILIPPINES.............       14,679,965
                                                   ---------------

                   POLAND (3.4%)
                   BANKS
          53,334   Bank Rozwoju Exsportu S.A.....        1,688,910
                                                   ---------------
                   BUILDING & CONSTRUCTION
         474,000   Mostostal Export S.A..........        1,200,800
                                                   ---------------
                   CONGLOMERATES
         216,355   Electrim Spolka Akcyjna S.A...        2,278,939
          78,748   Powszechne Swiadectwo
                     Udzialowe...................        3,753,655
                                                   ---------------
                                                         6,032,594
                                                   ---------------
                   PUBLISHING
           7,892   International Trading &
                     Investment Co...............        1,499,480
                                                   ---------------

                   TOTAL POLAND..................       10,421,784
                                                   ---------------

                   PORTUGAL (2.3%)
                   BUILDING & CONSTRUCTION
          92,000   Sociedade de Construcoes
                     Soares de Costa S.A.........          937,908
                                                   ---------------
                   BUILDING MATERIALS
          33,200   Cimentos de Portugal S.A......          761,136
                                                   ---------------
                   FINANCIAL SERVICES
          77,400   Espirito Santo Financial
                     Holdings S.A. (ADR).........        1,141,650
                                                   ---------------

                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         100,687   Corticeira Amorim S.A.........        1,198,567
                                                   ---------------
                   FOREST PRODUCTS, PAPER & PACKAGING
          29,950   Portucel Industrial Empresa
                     S.A.........................          176,348
                                                   ---------------
                   TELECOMMUNICATIONS
          41,000   Portugal Telecom S.A..........        1,416,545
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   TEXTILES
          36,600   Sonae Investimentos Sociedade
                     Gestora de Participacoes
                     Sociais S.A.................  $     1,223,339
                                                   ---------------

                   TOTAL PORTUGAL................        6,855,493
                                                   ---------------

                   RUSSIA (3.1%)
                   GAS
          48,000   Gazprom (ADR) - 144A**........          966,000
                                                   ---------------
                   OIL & GAS
          36,632   Lukoil Holding Co. (ADR) -
                     144A**......................        2,069,708
              36   Megionnefte Gai (RDC) -
                     144A**......................        1,926,000
                                                   ---------------
                                                         3,995,708
                                                   ---------------
                   TELECOMMUNICATIONS
              57   Rostelecom (RDC) - 144A**.....        1,969,350
                                                   ---------------
                   UTILITIES - ELECTRIC
          61,594   Mosenergo (ADR) - 144A**......        2,563,850
                                                   ---------------

                   TOTAL RUSSIA..................        9,494,908
                                                   ---------------
                   SOUTH KOREA (3.4%)
                   ELECTRONIC & ELECTRICAL EQUIPMENT
          22,500   Samsung Electronics (GDR).....        1,547,260
                                                   ---------------
                   METALS & MINING
         170,200   Pohang Iron & Steel Co., Ltd.
                     (ADR).......................        3,893,325
                                                   ---------------
                   UTILITIES - ELECTRIC
         214,000   Korea Electric Power Corp.
                     (ADR).......................        4,789,320
                                                   ---------------
                   TOTAL SOUTH KOREA.............       10,229,905
                                                   ---------------
                   TAIWAN (4.9%)
                   COMPUTERS
         180,600   Acer Inc. (GDR)...............        1,697,640
                                                   ---------------
                   ELECTRONIC & ELECTRICAL EQUIPMENT
 $     1,310,000   United Microelectronics Corp.
                     - 144A** 1.25% due 06/08/04
                     (Conv.).....................        1,837,275
                                                   ---------------




SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   INVESTMENT COMPANIES
         491,200   ROC Taiwan Fund...............  $     5,341,800
         295,466   The Taiwan Index Fund Ltd.....        3,841,058
                                                   ---------------
                                                         9,182,858
                                                   ---------------
                   MERCHANDISING
 $       640,000   Far Eastern Department Stores
                     3.00% due 07/06/01 (Conv.)..          683,200
                                                   ---------------
                   STEEL & IRON
          82,000   China Steel Corp. (GDS).......        1,496,500
                                                   ---------------

                   TOTAL TAIWAN..................       14,897,473
                                                   ---------------

                   THAILAND (2.1%)
                   BANKING
         252,000   Bangkok Bank PCL..............        2,179,460
                                                   ---------------
                   OIL RELATED
         304,000   PTT Exploration & Production
                     PCL.........................        4,366,332
                                                   ---------------

                   TOTAL THAILAND................        6,545,792
                                                   ---------------

                   TURKEY (4.5%)
                   BANKS - COMMERCIAL
      11,725,000   Turkiye Is Bankasi (C Shares).        2,977,938
                                                   ---------------
                   BUILDING & CONSTRUCTION
       6,837,000   Akcansa Cimento A.S...........        1,000,680
                                                   ---------------
                   FINANCIAL SERVICES
      42,222,000   Aksigorta.....................        2,253,779
                                                   ---------------
                   HOUSEHOLD APPLIANCES
      12,898,000   Arcelik AS....................        2,554,059
                                                   ---------------
                   INDUSTRIALS
       3,959,000   Kordsa Kord Bezi Sanayi Ve
                     Ticaret A.S.................        2,215,540
                                                   ---------------
                   RETAIL
       1,520,000   Migros Turk TAS...............        1,995,695
                                                   ---------------
                   TEXTILES
       9,545,455   Sasa Sun I Ve Senetik Ejyaf...          862,913
                                                   ---------------
                   TOTAL TURKEY..................       13,860,604
                                                   ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JANUARY 31, 1997, CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                             VALUE
------------------------------------------------------------------
                   VENEZUELA (1.3%)
                   TELECOMMUNICATIONS
   136,300         Compania Anonima Nacional
                     Telefonos de Venezuela
                     (Class D) (ADR)*............  $     3,850,475
                                                   ---------------

TOTAL COMMON AND PREFERRED
STOCKS, CONVERTIBLE BONDS,
RIGHTS AND WARRANTS
(IDENTIFIED COST
$244,876,925) (A)...........       98.5%   300,773,762

CASH AND OTHER ASSETS IN
EXCESS OF LIABILITIES.......        1.5      4,533,772
                                  -----   ------------
NET ASSETS..................      100.0%  $305,307,534
                                  =====   ============

---------------------
ADR  American Depository Receipt.
GDR  Global Depository Receipt.
GDS  Global Depository Shares.
RDC  Russian Depository Certificate.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a)  The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $65,606,851 and the aggregate gross unrealized depreciation is $9,710,014, resulting in net unrealized appreciation of $55,896,837.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JANUARY 31, 1997:

     CONTRACTS           IN EXCHANGE      DELIVERY     UNREALIZED
    TO RECEIVE               FOR            DATE      APPRECIATION
-------------------------------------------------------------------
      MYR 1,064,317       $427,643        02/03/97   $        602

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
SUMMARY OF INVESTMENTS JANUARY 31, 1997

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS
------------------------------------------------------------------
Agriculture.............................  $  3,142,478      1.0%
Automotive..............................     1,712,389      0.6
Banking.................................    12,463,559      4.1
Banks...................................    11,482,850      3.8
Banks - Commercial......................     2,977,938      1.0
Brewery.................................     2,684,370      0.9
Building & Construction.................    10,963,371      3.6
Building Materials......................     5,928,968      1.9
Chemicals...............................     2,142,320      0.7
Computers...............................     1,697,640      0.6
Conglomerates...........................    36,108,762     11.8
Electric................................       625,708      0.2
Electronic & Electrical Equipment.......     3,384,535      1.1
Entertainment/Gaming & Lodging..........     2,345,994      0.8
Financial Services......................    19,758,147      6.5
Food, Beverage, Tobacco & Household
  Products..............................    18,443,164      6.0
Forest Products, Paper & Packaging......       176,348      0.1
Gas.....................................       966,000      0.3
Household Appliances....................     2,554,059      0.8
Industrials.............................     3,612,540      1.2
Investment Companies....................    13,322,618      4.4
Manufacturing...........................     2,144,256      0.7
Media Group.............................     1,593,641      0.5
Merchandising...........................       683,200      0.2
Metals..................................     1,670,900      0.5

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS
------------------------------------------------------------------
Metals & Mining.........................  $ 10,736,908      3.5%
Multi-Industry..........................     4,520,011      1.5
Oil & Gas...............................    10,106,581      3.3
Oil Related.............................     6,586,576      2.2
Paper & Forest Products.................     2,899,002      0.9
Pharmaceuticals.........................     2,238,382      0.7
Publishing..............................     9,573,002      3.1
Real Estate.............................     8,609,552      2.8
Retail..................................     4,611,294      1.5
Steel...................................       833,132      0.3
Steel & Iron............................     2,054,170      0.7
Supermarkets............................     1,158,850      0.4
Telecommunications......................    44,288,656     14.5
Textiles................................     2,603,580      0.9
Tobacco.................................     1,547,752      0.5
Utilities...............................        42,429      0.0
Utilities - Electric....................    25,778,130      8.4
                                          ------------      ---
                                          $300,773,762     98.5%
                                          ============      ===

                                                        PERCENT OF
TYPE OF INVESTMENT                           VALUE      NET ASSETS
------------------------------------------------------------------
Common Stocks...........................  $261,854,708     85.8%
Convertible Bonds.......................     4,315,725      1.4
Preferred Stocks........................    31,667,640     10.3
Rights..................................     1,253,055      0.4
Warrants................................     1,682,634      0.6
                                          ------------      ---
                                          $300,773,762     98.5%
                                          ============      ===

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 1997

ASSETS:
Investments in securities, at value
  (identified cost $244,876,925)............................                  $300,773,762
Cash........................................................                     4,280,738
Receivable for:
    Investments sold........................................                     1,456,180
    Dividends...............................................                       204,857
    Interest................................................                       119,966
Deferred organizational expenses............................                        21,454
Prepaid expenses and other assets...........................                         7,537
                                                                             -------------

     TOTAL ASSETS...........................................                   306,864,494
                                                                             -------------

LIABILITIES:
Payable for:
    Investments purchased...................................                     1,004,725
    Management fee..........................................                       213,606
    Investment advisory fee.................................                       142,404
Accrued expenses and other payables.........................                       196,225
                                                                             -------------

     TOTAL LIABILITIES......................................                     1,556,960
                                                                             -------------

NET ASSETS:
Paid-in-capital.............................................                   300,121,378
Net unrealized appreciation.................................                    55,897,414
Dividends in excess of net investment income................                      (810,770)
Accumulated net realized loss...............................                   (49,900,488)
                                                                             -------------

     NET ASSETS.............................................                  $305,307,534
                                                                             =============

NET ASSET VALUE PER SHARE,
  20,763,733 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                                    $14.70
                                                              ============================

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JANUARY 31, 1997

NET INVESTMENT INCOME:

INCOME
Dividends (net of $553,516 foreign withholding tax).........  $ 4,459,344
Interest....................................................      639,964
                                                              -----------

     TOTAL INCOME...........................................    5,099,308
                                                              -----------

EXPENSES
Management fee..............................................    2,091,746
Investment advisory fee.....................................    1,394,498
Custodian fees..............................................      751,360
Transfer agent fees and expenses............................      284,526
Professional fees...........................................       98,445
Shareholder reports and notices.............................       45,152
Trustees' fees and expenses.................................       35,290
Registration fees...........................................       28,602
Organizational expenses.....................................       10,065
Other.......................................................       28,086
                                                              -----------

     TOTAL EXPENSES.........................................    4,767,770
                                                              -----------

     NET INVESTMENT INCOME..................................      331,538
                                                              -----------

 NET REALIZED AND UNREALIZED GAIN (LOSS):
 Net realized loss on:
     Investments............................................   (1,565,236)
     Foreign exchange transactions..........................      (96,922)
                                                              -----------

    NET LOSS................................................   (1,662,158)
                                                              -----------
    Net change in unrealized appreciation/depreciation on:
    Investments.............................................   35,900,467
    Translation of forward foreign currency contracts, other
      assets and liabilities denominated in foreign
      currencies............................................        1,373
                                                              -----------

    NET APPRECIATION........................................   35,901,840
                                                              -----------

    NET GAIN................................................   34,239,682
                                                              -----------

    NET INCREASE............................................  $34,571,220
                                                              ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                               FOR THE YEAR
                                                                   ENDED          FOR THE YEAR
                                                                JANUARY 31,          ENDED
                                                                   1997         JANUARY 31, 1996
------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................   $      331,538     $      731,242
Net realized loss...........................................       (1,662,158)       (30,710,157)
Net change in unrealized appreciation/depreciation..........       35,901,840         67,504,368
                                                              ---------------   ----------------

     NET INCREASE...........................................       34,571,220         37,525,453

Dividends from net investment income........................         (963,188)          (483,373)
Net decrease from transactions in shares of beneficial
  interest..................................................       (1,472,887)       (18,227,939)
                                                              ---------------   ----------------

     NET INCREASE...........................................       32,135,145         18,814,141

NET ASSETS:
Beginning of period.........................................      273,172,389        254,358,248
                                                              ---------------   ----------------

    END OF PERIOD
    (INCLUDING DIVIDENDS IN EXCESS OF NET INVESTMENT INCOME
    OF $810,770 AND UNDISTRIBUTED NET INVESTMENT INCOME OF
    $544,780, RESPECTIVELY).................................   $  305,307,534     $  273,172,389
                                                              ===============   ================

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Emerging Markets Opportunities Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to seek capital appreciation through investment in equity securities of emerging market countries. The Trust was organized as a Massachusetts business trust on December 22, 1993 and commenced operations on March 30, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the Trust's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluation by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Trust are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Trust may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward contracts are valued daily at the appropriate exchange rates. The resultant exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Trust records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997, CONTINUED

federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company Inc. (the "Manager"), paid the organizational expenses of the Trust in the amount of approximately $50,000 which have been reimbursed by the Trust for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Trust pays the Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.75% to the Trust's average weekly net assets.

Under the terms of the Management Agreement, the Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with the Adviser, the Trust pays the Adviser an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Trust's average weekly net assets.

Under the terms of the Investment Advisory Agreement, the Trust has retained the Adviser to invest the Trust's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Trust, who are employees of the Adviser.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997, CONTINUED

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended January 31, 1997 aggregated $179,494,367 and $177,488,161, respectively.

Dean Witter Trust Company, an affiliate of the Manager, is the Trust's transfer agent. At January 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $51,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                    CAPITAL
                                                                                                    PAID IN
                                                                                                   EXCESS OF
                                                                     SHARES        PAR VALUE       PAR VALUE
                                                                   -----------   --------------   ------------
Balance, January 31, 1995........................................   22,757,533         $227,575   $319,527,933
Treasury shares purchased and retired (weighted average
discount 15.96%)*................................................   (1,857,300)         (18,573)   (18,209,366)
                                                                   -----------   --------------   ------------
Balance, January 31, 1996........................................   20,900,233          209,002   301,318,567
Treasury shares purchased and retired (weighted average
discount 18.33%)*................................................     (136,500)          (1,365)    (1,471,522)
                                                                   -----------   --------------   ------------
Balance, January 31, 1997........................................   20,763,733         $207,637   $299,847,045
                                                                   ===========   ==============   ============

---------------
* The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At January 31, 1997, the Fund had a net capital loss carryover of approximately $48,382,000 of which $40,283,000 will be available through January 31, 2004 and $8,099,000 will be available through January 31, 2005 to offset future capital gains to the extent provided by regulations.

Capital and foreign currency losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital and foreign currency losses of approximately $1,107,000 and $17,000, respectively, during fiscal 1997.

As of January 31, 1997, the Fund had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies ("PFICs"). The Fund had permanent book/tax differences primarily attributable to foreign currency losses and tax adjustments on PFICs sold by the Fund. To reflect reclassifications arising from the permanent differences, dividends in excess of net investment income was charged and accumulated net realized loss was credited $723,900.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS JANUARY 31, 1997, CONTINUED

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At January 31, 1997, the Trust had an outstanding forward contract to facilitate settlement of a foreign currency denominated portfolio transaction.

At January 31, 1997, the Trust's cash balance consisted principally of interest bearing deposits with Chase Manhattan N.A., the Trust's custodian.

8. SUBSEQUENT EVENTS (unaudited)

On July 22, 1997 a shareholder proposal to convert the Trust from a closed-end investment company to an open-end investment company was approved by the Trust's shareholders. It is anticipated that this conversion will take place by the end of the Trust's fiscal year in January 1998.

On November 6, 1997 the Board of Trustees of the Trust approved a Co-Investment Advisory Agreement between the Trust and the Advisor and a Co-Investment Advisory Agreement between the Trust and Morgan Stanely Asset Management Inc. ("MSAM"), an affiliate of the Manager. The aggregate fees to be paid by the Trust under the proposed Agreements will be the same as the fees paid by the Trust under the present Agreement. Both Agreements are subject to the consent of the Trust's shareholders.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                            FOR THE PERIOD
                                                                           MARCH 30, 1994*
                                         FOR THE            FOR THE            THROUGH
                                        YEAR ENDED         YEAR ENDED        JANUARY 31,
                                     JANUARY 31, 1997   JANUARY 31, 1996        1995++
-------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................      $ 13.07            $ 11.18            $ 14.02
                                         -------             ------             ------

Net investment income..............         0.02               0.04               0.11
Net realized and unrealized gain
 (loss)............................         1.65               1.73              (2.89)
                                         -------             ------             ------

Total from investment operations...         1.67               1.77              (2.78)
                                         -------             ------             ------

Offering costs charged against
 capital...........................         --                 --                (0.02)
                                         -------             ------             ------

Less dividends and distributions
 from:
   Net investment income...........        (0.05)             (0.02)             (0.09)
   Net realized gain...............         --                 --                (0.01)
                                         -------             ------             ------

Total dividends and distributions..        (0.05)             (0.02)             (0.10)
                                         -------             ------             ------

Anti-dilutive effect of acquiring
 treasury shares...................         0.01               0.14               0.06
                                         -------             ------             ------

Net asset value, end of period.....      $ 14.70            $ 13.07            $ 11.18
                                         =======             ======             ======

Market value, end of period........      $13.125            $ 12.25            $ 9.875
                                         =======             ======             ======

TOTAL INVESTMENT RETURN+...........         7.59%             24.28%            (33.52)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses...........................         1.72%              1.69%              1.73%(2)

Net investment income..............         0.12%              0.28%              0.94%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................          $305,308           $273,172           $254,358

Portfolio turnover rate............           66%                66%                61%(1)

Average commission rate paid.......      $0.0012            --                 --

---------------------
 *   Commencement of operations.
(1)  Not annualized.
(2)  Annualized.
++   Restated for comparative purposes.
 +   Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Emerging Markets Opportunities Trust (the "Trust") at January 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period March 30, 1994 (commencement of operations) through January 31, 1995, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.



PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
MARCH 13, 1997



                      1997 FEDERAL TAX NOTICE (UNAUDITED)

       For the year ended January 31, 1997, the Trust has elected, pursuant to Section 853 of the Internal Revenue Code, to pass through foreign taxes of $0.03 per share to its shareholders. The Trust generated foreign source income of $0.03 per share with respect to this election.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JULY 31, 1997 (UNAUDITED)

SHARES/PRINCIPAL
     AMOUNT                                              VALUE
-------------------------------------------------------------------
                   COMMON AND PREFERRED STOCKS, CONVERTIBLE BONDS
                   AND WARRANTS (95.5%)
                   ARGENTINA (5.2%)
                   BANKS
         44,219    Banco de Galicia y Buenos Aires
                     S.A. de C.V. (ADR)...........  $     1,387,371
         46,656    Banco Frances del Rio de la
                     Plata S.A. (ADR).............        1,656,288
                                                    ---------------
                                                          3,043,659
                                                    ---------------
                   ELECTRIC
         41,709    Capex S.A......................          358,766
                                                    ---------------

                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        121,387    Molinos Rio de la Plata S.A.
                     (Class B)*...................          449,217
                                                    ---------------
                   INVESTMENT COMPANIES
        158,900    CEI Citicorp Holdings S.A......        1,188,798
                                                    ---------------
                   MULTI-INDUSTRY
        593,856    Perez Companc S.A. (Class B)...        4,876,484
                                                    ---------------
                   OIL & GAS
        113,890    Yacimentos Petroliferos
                     Fiscales S.A. (ADR)..........        3,687,189
                                                    ---------------
                   REAL ESTATE
        185,098    Inversiones y Representaciones
                     S.A. (Class B)...............          809,032
                                                    ---------------
                   STEEL
        507,401    Siderca S.A. (Class A).........        1,375,318
                                                    ---------------
                   TELECOMMUNICATIONS
         64,900    Telecom Argentina Stet - France
                     Telecom S.A..................          374,544
         12,910    Telecom Argentina Stet - France
                     Telecom S.A. (ADR)...........          746,359
         53,070    Telefonica de Argentina S.A.
                     (ADR)........................        2,106,216
                                                    ---------------
                                                          3,227,119
                                                    ---------------

                   TOTAL ARGENTINA................       19,015,582
                                                    ---------------


SHARES/PRINCIPAL
     AMOUNT                                              VALUE
-------------------------------------------------------------------

                   BRAZIL (18.7%)
                   BANKING
     89,187,804    Banco Bradesco S.A. (Pref.)....  $       967,732
      1,855,940    Banco Itau S.A. (Pref.)........        1,098,585
                                                    ---------------
                                                          2,066,317
                                                    ---------------
                   BREWERY
      3,287,202    Companhia Cervejaria Brahma
                     (Pref.)......................        2,489,124
                                                    ---------------
                   BUILDING MATERIALS
        184,000    Companhia Cimento Portland Itau
                     (Pref.)......................           60,319
                                                    ---------------
                   ELECTRIC
     25,000,000    Companhia Paranaense de
                     Energia-Copel................          474,421
         51,530    Compania Paranaense de
                     Energia-Copel (ADR)..........          991,952
                                                    ---------------
                                                          1,466,373
                                                    ---------------
                   GAS
     43,020,000    Petrobras Distribuidora
                     (Pref.)......................        1,418,242
                                                    ---------------
                   METALS & MINING
        148,140    Companhia Vale do Rio Doce S.A.
                     (Pref.)......................        3,885,101
                                                    ---------------
                   MISCELLANEOUS
      1,458,000    Encorpar S.A...................        --
                                                    ---------------
                   MULTI-INDUSTRY
      2,633,000    Itausa Investimentos Itau S.A.
                     (Pref.)......................        2,553,006
                                                    ---------------
                   OIL & GAS
     32,551,000    Petroleo Brasileiro S.A.
                     (Pref.)......................        9,889,444
                                                    ---------------
                   STEEL & IRON
         48,650    Usinas Siderurgicas de Minas
                     Gerais S.A. (Pref.)..........          567,860
                                                    ---------------
                   TELECOMMUNICATIONS
        924,806    Cia Riograndense
                     Telecomunicacoes S.A.........        1,537,643
      9,820,000    Telecomunicacoes Brasileiras
                     S.A..........................        1,346,543
         67,100    Telecomunicacoes Brasileiras
                     S.A. (ADR)...................        9,955,962
     85,765,125    Telecomunicacoes Brasileiras
                     S.A. (Pref.).................       12,751,118
        611,870    Telecomunicacoes de Sao Paulo
                     S.A.*........................          188,155

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JULY 31, 1997 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                              VALUE
-------------------------------------------------------------------
        369,589    Telecomunicacoes de Sao Paulo
                     S.A. (Pref.) (RCP)...........  $       123,208
      7,869,300    Telecomunicacoes de Sao Paulo
                     S.A. (Pref.).................        2,688,744
                                                    ---------------
                                                         28,591,373
                                                    ---------------
                   TEXTILES
      1,458,000    Companhia de Tecidos Norte de
                     Minas (Pref.)................          549,325
                                                    ---------------
                   UTILITIES - ELECTRIC
      2,268,483    Centrais Electricas Brasileiras
                     S.A..........................        1,235,924
      7,084,677    Centrais Electricas Brasileiras
                     S.A. (Pref.).................        4,187,084
     50,584,000    Companhia Energetica de Minas
                     Gerais S.A. (Pref.)..........        2,849,408
         63,700    Companhia Energetica de Minas
                     Gerais S.A. (ADR)............        3,583,125
         16,191    Companhia Energetica de Minas
                     Gerais S.A. (Pref.) (ADR) -
                     144A**.......................          910,744
      3,840,800    Light Participacoes, S.A.......        1,737,919
                                                    ---------------
                                                         14,504,204
                                                    ---------------

                   TOTAL BRAZIL...................       68,040,688
                                                    ---------------

                   CHILE (5.3%)
                   BANKS
         52,100    Banco BHIF (ADR)*..............        1,107,125
         86,700    Banco Santander Chile (ADR)....        1,365,525
                                                    ---------------
                                                          2,472,650
                                                    ---------------
                   ELECTRIC
         19,500    Chilectra S.A. (ADR) - 144A**..          591,094
                                                    ---------------

                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         81,820    Embotelladora Andina S.A.
                     (Series A) (ADR).............        1,738,675
         49,320    Embotelladora Andina S.A.
                     (Series B) (ADR).............        1,017,225
         32,400    Vina Concha Y Toro (ADR).......          984,150
                                                    ---------------
                                                          3,740,050
                                                    ---------------


SHARES/PRINCIPAL
     AMOUNT                                              VALUE
-------------------------------------------------------------------
                   INVESTMENT COMPANIES
         48,715    Genesis Chile Fund Ltd.........  $     2,484,465
        826,500    The Five Arrows Chile
                     Investment Trust Fund Ltd....        2,756,377
                                                    ---------------
                                                          5,240,842
                                                    ---------------
                   MULTI-INDUSTRY
         48,050    Madeco S.A. (ADR)..............        1,159,206
                                                    ---------------
                   RETAIL
         27,315    Supermercados Unimarc S.A.
                     (ADR)*.......................          472,891
                                                    ---------------
                   SUPERMARKETS
         15,720    Santa Isabel S.A. (ADR)........          432,300
                                                    ---------------
                   TELECOMMUNICATIONS
         95,604    Compania de Telecomunicaciones
                     de Chile S.A. (ADR)..........        3,148,957
                                                    ---------------
                   UTILITIES - ELECTRIC
         27,595    Chilgener S.A. (ADR)...........          820,951
         32,560    Enersis S.A. (ADR).............        1,210,825
                                                    ---------------
                                                          2,031,776
                                                    ---------------

                   TOTAL CHILE....................       19,289,766
                                                    ---------------

                   CHINA (0.1%)
                   MACHINERY
        596,000    First Tractor Co. (H Shares)*..          419,610
                                                    ---------------

                   COLOMBIA (1.9%)
                   BANKING
        203,774    Banco de Bogota................        1,216,643
         41,665    Banco Industrial Colombiano
                     S.A. (ADR)...................          708,305
                                                    ---------------
                                                          1,924,948
                                                    ---------------
                   BUILDING & CONSTRUCTION
         48,265    Cementos Diamante S.A. (ADR) -
                     144A**.......................          687,776
        156,108    Compania de Cementos Argos S.A.        1,177,327
                                                    ---------------
                                                          1,865,103
                                                    ---------------
                   FINANCIAL SERVICES
         72,114    Compania Suramericana de
                     Seguros S.A..................        1,814,181
                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JULY 31, 1997 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                              VALUE
-------------------------------------------------------------------
                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        103,490    Compania Nacional de Chocolates
                     S.A..........................  $       905,933
                                                    ---------------
                   RETAIL
         45,000    Almacenes Exito S.A............          155,549
                                                    ---------------

                   TOTAL COLOMBIA.................        6,665,714
                                                    ---------------

                   EGYPT (0.9%)
                   BANKS
         85,000    Commercial International Bank
                     (GDR) -144A**................        1,921,000
         36,000    MISR International Bank, S.A.E
                     (GDR) - 144A**...............          540,000
                                                    ---------------
                                                          2,461,000
                                                    ---------------
                   BUILDING MATERIALS
         45,000    Suez Cement Co. (GDR) - 144A**.          882,000
                                                    ---------------

                   TOTAL EGYPT....................        3,343,000
                                                    ---------------

                   HONG KONG (6.0%)
                   CHEMICALS
      4,412,000    China Merchants Holdings
                     International Co., Ltd.......       12,681,437
                                                    ---------------
                   ELECTRIC
      3,189,000    Beijing Datang Power Generation
                     Co., Ltd.*...................        1,616,952
                                                    ---------------
                   RETAIL - DEPARTMENT STORES
      2,556,000    China Everbright-IHD Pacific
                     Ltd..........................        7,412,763
                                                    ---------------

                   TOTAL HONG KONG................       21,711,152
                                                    ---------------

                   HUNGARY (1.4%)
                   CHEMICALS
         21,800    BorsodChem RT (GDR) - 144A**...          806,600
                                                    ---------------
                   HOTELS
         30,633    Pannonia Hotels................          516,055
                                                    ---------------
                   PHARMACEUTICALS
         14,997    EGIS RT........................          992,045
         19,689    Gedeon Richter RT
                    (GDR) -144A***................        1,904,911
                                                    ---------------
                                                          2,896,956
                                                    ---------------


SHARES/PRINCIPAL
     AMOUNT                                              VALUE
-------------------------------------------------------------------
                   PUBLISHING
          2,550    Matav RT*......................  $       778,230
            400    Matav RT (Series A)............          122,075
                                                    ---------------
                                                            900,305
                                                    ---------------

                   TOTAL HUNGARY..................        5,119,916
                                                    ---------------

                   INDIA (4.8%)
                   AUTO TRUCKS & PARTS
         97,000    Tata Engineering & Locomotive
                     Co. Ltd. (GDR) -144A**.......        1,193,100
                                                    ---------------
                   BANKS
        201,200    State Bank of India (GDR)*.....        5,281,500
                                                    ---------------
                   FINANCIAL SERVICES
         64,950    Hindalco Industries Ltd.
                     (GDR)*.......................        2,354,437
                                                    ---------------
                   INDUSTRIALS
        130,000    Mahindra & Mahindra Ltd.
                     (GDR)*.......................        1,865,500
                                                    ---------------
                   PHARMACEUTICALS
         64,000    Ranbaxy Laboratories Ltd.
                     (GDR)........................        1,552,000
                                                    ---------------
                   TELECOMMUNICATIONS
        109,500    Videsh Sanchar Nigam Ltd.
                     (GDR)*.......................        1,861,500
                                                    ---------------
                   UTILITIES - ELECTRIC
        139,600    BSES Ltd. (GDR)................        3,315,500
                                                    ---------------

                   TOTAL INDIA....................       17,423,537
                                                    ---------------

                   INDONESIA (3.4%)
                   BANKING
      4,986,939    PT Bank Internasional
                     Indonesia....................        3,487,036
        615,194    PT Bank Internasional Indonesia
                     (Warrants due 01/17/00)*.....          192,101
                                                    ---------------
                                                          3,679,137
                                                    ---------------

                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
        533,000    PT Gudang Garam................        2,016,619
      1,389,600    PT London Sumatra Indonesia*...        1,770,276
                                                    ---------------
                                                          3,786,895
                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JULY 31, 1997 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                              VALUE
-------------------------------------------------------------------
                   RETAIL
        947,000    PT Ramayana Lestari Sentosa*...  $     2,430,996
                                                    ---------------
                   TELECOMMUNICATIONS
      1,533,000    PT Telekomunikasi..............        2,349,425
                                                    ---------------

                   TOTAL INDONESIA................       12,246,453
                                                    ---------------

                   IRELAND (0.2%)
                   INVESTMENT COMPANIES
         80,000    Central Asian Investment
                     Company Ltd..................          600,000
                                                    ---------------
                   KAZAKHSTAN (0.3%)
                   BANKS
         42,400    Kazkommertsbank Co. (GDR) -
                     144A **......................        1,060,000
                                                    ---------------

                   MALAYSIA (5.8%)
                   AGRICULTURE
        151,000    IOI Corporated Berhad..........          160,004
        644,000    Kulim (Malaysia) Berhad........        1,071,295
                                                    ---------------
                                                          1,231,299
                                                    ---------------
                   CONGLOMERATES
        636,000    Gadek Berhad...................        2,874,440
        305,000    Gadek Berhad (Warrants due
                     12/19/00)*...................          509,685
        173,250    Hicom Holdings Berhad (Warrants
                     due 12/18/00)*...............          123,703
        621,000    United Engineers (Malaysia)
                     Berhad Ltd...................        4,339,688
                                                    ---------------
                                                          7,847,516
                                                    ---------------
                   FINANCIAL SERVICES
      1,232,000    Commerce Asset Holdings
                     Berhad.......................        3,088,188
      1,218,000    DCB Holdings Berhad............        3,307,520
                                                    ---------------
                                                          6,395,708
                                                    ---------------
                   LEISURE
        372,000    Magnum Corporation Berhad......          477,539
                                                    ---------------
                   RETAIL
      1,807,000    Larut Consolidated Berhad......        1,763,764
                                                    ---------------


SHARES/PRINCIPAL
     AMOUNT                                              VALUE
-------------------------------------------------------------------
                   TELECOMMUNICATIONS
        863,000    Tenaga Nasional Berhad.........  $     3,474,288
                                                    ---------------

                   TOTAL MALAYSIA.................       21,190,114
                                                    ---------------

                   MEXICO (13.2%)
                   BUILDING & CONSTRUCTION
         56,500    Empresas ICA Sociedad
                     Controladora S.A. de C.V.
                     (ADR)*.......................        1,059,375
                                                    ---------------
                   BUILDING MATERIALS
        187,500    Apasco S.A. de C.V.............        1,438,987
        767,600    Cemex S.A. de C.V. (B Shares)..        4,329,900
                                                    ---------------
                                                          5,768,887
                                                    ---------------
                   CONGLOMERATES
        432,200    Grupo Carso S.A. de C.V.
                     (Series A1)*.................        3,449,639
        593,575    Grupo Industria Alfa S.A. de
                     C.V. (A Shares)..............        4,859,146
                                                    ---------------
                                                          8,308,785
                                                    ---------------
                   CONSUMER PRODUCTS
        905,250    Kimberly-Clark de Mexico, S.A.
                     de C.V. (A Shares)...........        4,284,248
                                                    ---------------
                   FINANCIAL SERVICES
        414,618    Grupo Financiero Inbursa, S.A.
                     de C.V. (B Shares)...........        1,994,070
                                                    ---------------

                   FOOD, BEVERAGE, TOBACCO & HOUSEHOLD PRODUCTS
         55,300    Empresas la Moderna S.A. de
                     C.V. (ADR)...................        1,220,056
        260,200    Fomento Economico Mexicano,
                     S.A. de C.V. (B Shares)......        2,083,464
        200,800    Grupo Industrial Bimbo S.A. de
                     C.V. (Series A)..............        1,605,270
        156,900    Grupo Modelo S.A. de C.V.
                     (Series C)...................        1,455,008
        273,300    Jugos de Valle S.A. de C.V.
                     (Series B)...................          531,358
         40,420    Panamerican Beverages, Inc.
                     (Class A)....................        1,354,070
                                                    ---------------
                                                          8,249,226
                                                    ---------------
                   MEDIA GROUP
         61,590    Grupo Televisa S.A. (GDR)*.....        1,890,043
                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JULY 31, 1997 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                              VALUE
-------------------------------------------------------------------
                   METALS & MINING
         94,850    Tubos de Acero de Mexico S.A.
                     de C.V. (ADR)*...............  $     1,784,366
                                                    ---------------
                   MULTI-INDUSTRY
        211,580    DESC S.A. de C.V. (Series B)...        1,943,137
                                                    ---------------
                   RETAIL
        229,106    Cifra S.A. de C.V. (Series A)..          431,369
      1,873,200    Cifra S.A. de C.V. (Series C)*.        3,234,612
                                                    ---------------
                                                          3,665,981
                                                    ---------------
                   TELECOMMUNICATIONS
        162,035    Telefonos de Mexico S.A. de
                     C.V. (Series L) (ADR)........        8,992,942
                                                    ---------------
                   TOTAL MEXICO...................       47,941,060
                                                    ---------------
                   PAKISTAN (0.0%)
                   BANKING
             11    Muslim Commercial Bank Ltd.....               12
                                                    ---------------

                   PERU (2.8%)
                   BREWERS
      1,410,440    Union De Cervecerias Peruanas
                     Backus & Johnson S.A.
                     (T Shares)...................        1,207,732
                                                    ---------------
                   BUILDING MATERIALS
        889,558    Cementos Lima, S.A.............        1,879,112
                                                    ---------------
                   FINANCIAL SERVICES
         84,106    Credicorp Ltd. (ADR)...........        1,619,040
                                                    ---------------
                   METALS & MINING
         86,801    Compania de Minas Buenaventura
                     S.A. (A Shares)..............          710,517
         37,000    Compania de Minas Buenaventura
                     S.A. (ADR)...................          670,625
         20,125    Compania de Minas Buenaventura
                     S.A. (B Shares)..............          181,133
                                                    ---------------
                                                          1,562,275
                                                    ---------------




SHARES/PRINCIPAL
     AMOUNT                                              VALUE
-------------------------------------------------------------------
                   TELECOMMUNICATIONS
         43,050    Telefonica del Peru S.A.
                     (ADR)........................  $     1,062,797
      1,126,424    Telefonica del Peru S.A.
                     (B Shares)...................        2,766,134
                                                    ---------------
                                                          3,828,931
                                                    ---------------

                   TOTAL PERU.....................       10,097,090
                                                    ---------------

                   PHILIPPINES (2.2%)
                   BANKS
        622,200    Bank of the Philippine
                     Islands......................        3,250,941
                                                    ---------------
                   BUILDING & CONSTRUCTION
         $2,150K   Bacnotan Consolidated
                     Industries 5.50% due 06/21/04
                     (Conv.)......................        1,408,250
                                                    ---------------
                   DIVERSIFIED MANUFACTURING
       7,044,000   Solid Group, Inc...............        1,023,696
                                                    ---------------
                   TELECOMMUNICATIONS
          57,450   Philippine Long Distance
                     Telephone Co.................        1,928,253
                                                    ---------------
                   UTILITIES - ELECTRIC
         103,038   Manila Electric Co. (B Shares).          449,231
                                                    ---------------

                   TOTAL PHILIPPINES..............        8,060,371
                                                    ---------------

                   POLAND (1.9%)
                   BREWERY
          12,800   Zaklady Piwowarskie w Zywcu
                     S.A. (Zywiec)................          864,915
                                                    ---------------
                   GLASS
          71,000   Krosno S.A.....................          850,852
                                                    ---------------
                   INVESTMENT COMPANIES
          52,193   Polish National Investment
                     Fund*........................        1,846,272
                                                    ---------------
                   MEDIA
          83,750   @Entertainment, Inc............        1,758,750
                                                    ---------------
                   PUBLISHING
           7,892   International Trading &
                     Investment Co................        1,736,240
                                                    ---------------

                   TOTAL POLAND...................        7,057,029
                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JULY 31, 1997 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                              VALUE
-------------------------------------------------------------------
                   PORTUGAL (0.3%)
                   BUILDING MATERIALS
         33,200    Cimentos de Portugal S.A.......  $       854,837
                                                    ---------------
                   FOREST PRODUCTS, PAPER & PACKING
         29,950    Portucel Industrial Empresa S.A.         256,300
                                                    ---------------

                   TOTAL PORTUGAL.................        1,111,137
                                                    ---------------

                   RUSSIA (4.6%)
                   BANKS
         28,000    Bank Vozrozhdenie (ADR)........          504,000
                                                    ---------------
                   METALS
            266    Norilsk Nickel (RDC) - 144A**..        4,029,900
                                                    ---------------
                   OIL & GAS
         27,832    Lukoil Holding Co. (ADR) -
                     144A**.......................        2,513,591
         40,000    Surgutneftegaz (ADR) - 144A**..        2,430,000
                                                    ---------------
                                                          4,943,591
                                                    ---------------
                   TELECOMMUNICATIONS
            129    Nizhny Novogrod Svyazinform
                     (BRIDGE) Certificate -
                     144A**.......................          651,450
            448    Samara Svyazinform (BRIDGE)
                     Certificate - 144A**.........          627,200
            195    Ural Telecom (BRIDGE)
                     Certificate -144A**..........          957,450
                                                    ---------------
                                                          2,236,100
                                                    ---------------
                   UTILITIES - ELECTRIC
        110,594    Mosenergo (ADR) - 144A**.......        5,094,292
                                                    ---------------
                   TOTAL RUSSIA...................       16,807,883
                                                    ---------------

                   SOUTH AFRICA (2.8%)
                   BANKS
        139,370    Amalgamated Banks of South
                     Africa.......................        2,055,707
                                                    ---------------


SHARES/PRINCIPAL
     AMOUNT                                              VALUE
-------------------------------------------------------------------
                   FINANCE - DIVERSIFIED
         25,030    Anglo American Corp. of South
                     Africa Ltd...................  $     1,423,578
        115,000    Johnnies Industrial Corp., Ltd.        1,652,299
                                                    ---------------
                                                          3,075,877
                                                    ---------------
                   METALS & MINING
         36,575    Billiton (Letter of
                     Entitlement).................          131,673
        109,725    Billiton PLC...................          399,779
         29,260    Gencor Ltd.....................           69,803
                                                    ---------------
                                                            601,255
                                                    ---------------
                   MULTI-INDUSTRY
        147,781    Rembrandt Group Ltd............        1,490,309
                                                    ---------------
                   OIL & GAS
        117,700    Sasol Ltd......................        1,410,307
                                                    ---------------
                   RETAIL
        218,100    JD Group Ltd...................        1,608,198
                                                    ---------------

                   TOTAL SOUTH AFRICA.............       10,241,653
                                                    ---------------

                   SOUTH KOREA (3.8%)
                   BANKS - COMMERCIAL
         28,497    Housing & Commercial Bank,
                     Korea (GDR)..................          598,437
                                                    ---------------
                   BUILDING & CONSTRUCTION
         45,910    L.G. Construction Ltd..........          697,956
                                                    ---------------
                   ELECTRONIC & ELECTRICAL EQUIPMENT
         22,873    Samsung Electronics............        2,396,084
                                                    ---------------

                   ELECTRONICS - SEMICONDUCTORS/COMPONENTS
         23,520    L.G. Semiconductor Co.*........        1,154,811
                                                    ---------------
                   STEEL & IRON
        170,200    Pohang Iron & Steel Co., Ltd.
                     (ADR)........................        4,850,700
                                                    ---------------
                   UTILITIES - ELECTRIC
        214,000    Korea Electric Power Corp.
                     (ADR)........................        3,959,000
                                                    ---------------

                   TOTAL SOUTH KOREA..............       13,656,988
                                                    ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
PORTFOLIO OF INVESTMENTS JULY 31, 1997 (UNAUDITED) CONTINUED

SHARES/PRINCIPAL
     AMOUNT                                              VALUE
-------------------------------------------------------------------
                   TAIWAN (6.2%)
                   COMPUTERS
        225,750    Acer Inc. (GDR)................  $     3,864,840
        212,000    Acer Inc. (GDR) - 144A**.......        3,657,000
                                                    ---------------
                                                          7,521,840
                                                    ---------------
                   ELECTRONIC & ELECTRICAL EQUIPMENT
         $1,310K   United Microelectronics Corp.,
                     Ltd. 1.25% due 06/08/04
                     (Conv.) - 144A**.............        6,157,000
                                                    ---------------
                   INDUSTRIALS
            $640 K Far Eastern Department Stores
                     3.00% due 07/06/01 (Conv.)...          673,600
                                                    ---------------
                   INVESTMENT COMPANIES
         491,200   ROC Taiwan Fund................        6,201,400
                                                    ---------------
                   STEEL & IRON
          82,000   China Steel Corp. (GDS)........        1,824,500
                                                    ---------------

                   TOTAL TAIWAN...................       22,378,340
                                                    ---------------

                   VENEZUELA (3.7%)
                   TELECOMMUNICATIONS
         187,900   Compania Anonima Nacional
                     Telefonos de Venezuela
                     (ADR)*.......................        8,197,137
                                                    ---------------
                   UTILITIES - ELECTRIC
       3,151,300   C.A. la Electridad de Caracas
                     S.A.C.A......................        5,144,850
                                                    ---------------

                   TOTAL VENEZUELA................       13,341,987
                                                    ---------------


SHARES/PRINCIPAL
     AMOUNT                                              VALUE
-------------------------------------------------------------------

TOTAL COMMON AND PREFERRED
STOCKS,
CONVERTIBLE BONDS AND
WARRANTS
(IDENTIFIED COST
$257,926,795)...............       95.5%              $346,819,082

CASH AND OTHER ASSETS IN
EXCESS OF LIABILITIES.......        4.5                 16,238,926
                                  -----               ------------

NET ASSETS..................      100.0%              $363,058,008
                                  -----               ------------
                                  -----               ------------

---------------------
ADR  American Depository Receipt.
GDR  Global Depository Receipt.
GDS  Global Depository Shares.
RCP  Receipt Shares.
RDC  Russian Depository Certificate.
 K   In thousands.
 *   Non-income producing security.
**   Resale is restricted to qualified institutional investors.
(a)  The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $100,640,036 and the aggregate gross unrealized depreciation is $11,747,749, resulting in net unrealized appreciation of $88,892,287.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT JULY 31, 1997:

                                        UNREALIZED
CONTRACTS TO       IN       DELIVERY   APPRECIATION
  RECEIVE     EXCHANGE FOR    DATE    (DEPRECIATION)
----------------------------------------------------
HKD   4,856   $       627   8/04/97      --
ZAR 7,456,188 $ 1,167,043   8/05/97      --
                                          -----
Net unrealized appreciation.........     --
                                          -----
                                          -----

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
SUMMARY OF INVESTMENTS JULY 31, 1997 (UNAUDITED)

                                                                  PERCENT OF
INDUSTRY                                          VALUE           NET ASSETS
-------------------------------------------------------------------------------
Agriculture...............................        $  1,231,299           0.3%
Auto Trucks & Parts.......................           1,193,100           0.3
Banking...................................           7,670,414           2.1
Banks.....................................          20,129,457           5.6
Banks - Commercial........................             598,437           0.2
Brewers...................................           1,207,732           0.3
Brewery...................................           3,354,039           0.9
Building & Construction...................           5,030,684           1.4
Building Materials........................           9,445,155           2.6
Chemicals.................................          13,488,037           3.7
Computers.................................           7,521,840           2.1
Conglomerates.............................          16,156,301           4.5
Consumer Products.........................           4,284,248           1.2
Diversified Manufacturing.................           1,023,696           0.3
Electric..................................           4,033,185           1.1
Electronic & Electrical Equipment.........           8,553,084           2.4
Electronics - Semiconductors/
  Components..............................           1,154,811           0.3
Finance - Diversified.....................           3,075,877           0.8
Financial Services........................          14,177,436           3.9
Food, Beverage, Tobacco & Household
  Products................................          17,131,321           4.7
Forest Products, Paper & Packing..........             256,300           0.1
Gas.......................................           1,418,242           0.4
Glass.....................................             850,852           0.2
Hotels....................................             516,055           0.1
Industrials...............................           2,539,100           0.7
Investment Companies......................          15,077,312           4.2

                                                                  PERCENT OF
INDUSTRY                                          VALUE           NET ASSETS
-------------------------------------------------------------------------------
Leisure...................................        $    477,539           0.1%
Machinery.................................             419,610           0.1
Media.....................................           1,758,750           0.5
Media Group...............................           1,890,043           0.5
Metals....................................           4,029,900           1.1
Metals & Mining...........................           7,832,997           2.2
Multi-Industry............................          12,022,142           3.3
Oil & Gas.................................          19,930,531           5.5
Pharmaceuticals...........................           4,448,956           1.2
Publishing................................           2,636,545           0.7
Real Estate...............................             809,032           0.2
Retail....................................          10,097,379           2.8
Retail - Department Stores................           7,412,763           2.0
Steel.....................................           1,375,318           0.4
Steel & Iron..............................           7,243,060           2.0
Supermarkets..............................             432,300           0.1
Telecommunications........................          67,836,025          18.7
Textiles..................................             549,325           0.2
Utilities - Electric......................          34,498,853           9.5
                                            ------------------           ---
                                                  $346,819,082          95.5%
                                            ==================           ===

                                                                  PERCENT OF
TYPE OF INVESTMENT                                VALUE           NET ASSETS
-------------------------------------------------------------------------------
Common Stocks.............................        $290,765,699          80.1%
Convertible Bonds.........................           8,238,850           2.3
Preferred Stocks..........................          46,989,044          12.9
Warrants..................................             825,489           0.2
                                            ------------------           ---
                                                  $346,819,082          95.5%
                                            ==================           ===

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 1997 (UNAUDITED)

ASSETS:
Investments in securities, at value
  (identified cost $257,926,795)............................  $346,819,082
Cash........................................................    20,207,251
Receivable for:
    Investments sold........................................     3,514,049
    Dividends...............................................     1,091,022
    Interest................................................        86,400
    Foreign withholding taxes reclaimed.....................        24,108
Deferred organizational expenses............................        16,476
Prepaid expenses and other assets...........................        53,800
                                                              ------------

     TOTAL ASSETS...........................................   371,812,188
                                                              ------------

LIABILITIES:
Payable for:
    Investments purchased...................................     8,028,120
    Administration fee......................................       249,827
    Investment advisory fee.................................       166,551
Accrued expenses and other payables.........................       309,682
                                                              ------------

     TOTAL LIABILITIES......................................     8,754,180
                                                              ------------

     NET ASSETS.............................................  $363,058,008
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $300,121,378
Net unrealized appreciation.................................    88,896,777
Accumulated undistributed net investment income.............       459,256
Accumulated net realized loss...............................   (26,419,403)
                                                              ------------

     NET ASSETS.............................................  $363,058,008
                                                              ============

NET ASSET VALUE PER SHARE,
  20,763,733 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................        $17.49
                                                              ============

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JULY 31, 1997 (Unaudited)
NET INVESTMENT INCOME:

INCOME
Dividends (net of $299,786 foreign withholding tax).........  $ 4,026,347
Interest....................................................      283,027
                                                              -----------

     TOTAL INCOME...........................................    4,309,374
                                                              -----------

EXPENSES
Management fee..............................................    1,211,207
Investment advisory fee.....................................      807,471
Custodian fees..............................................      357,041
Shareholder servicing expenses..............................      135,060
Professional fees...........................................       55,699
Shareholder reports and notices.............................       39,828
Registration fees...........................................       16,136
Trustees' fees and expenses.................................       16,047
Organizational expenses.....................................        4,978
Other.......................................................       34,590
                                                              -----------

    TOTAL EXPENSES..........................................    2,678,057
                                                              -----------

    NET INVESTMENT INCOME...................................    1,631,317
                                                              -----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain on:
    Investments.............................................   23,464,956
    Foreign exchange transactions...........................       16,129
                                                              -----------

    NET GAIN................................................   23,481,085
                                                              -----------
Net change in unrealized appreciation/depreciation on:
    Investments.............................................   32,995,450
    Translation of foreign currency contracts, other assets
      and liabilities denominated in foreign currencies.....        3,913
                                                              -----------

    NET APPRECIATION........................................   32,999,363
                                                              -----------

    NET GAIN................................................   56,480,448
                                                              -----------

NET INCREASE................................................  $58,111,765
                                                              -----------
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                 FOR THE SIX
                                                                MONTHS ENDED        FOR THE YEAR
                                                                JULY 31, 1997          ENDED
                                                                 (UNAUDITED)      JANUARY 31, 1997
--------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................    $  1,631,317        $      331,538
Net realized gain (loss)....................................      23,481,085            (1,662,158)
Net change in unrealized appreciation.......................      32,999,363            35,901,840
                                                              -----------------   ----------------

    NET INCREASE............................................      58,111,765            34,571,220

Dividends from net investment income........................        (361,291)             (963,188)
Net decrease from transactions in shares of beneficial
  interest..................................................        --                  (1,472,887)
                                                              -----------------   ----------------

    NET INCREASE............................................      57,750,474            32,135,145

NET ASSETS:
Beginning of period.........................................     305,307,534           273,172,389
                                                              -----------------   ----------------

    END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $459,256 AND DIVIDENDS IN EXCESS OF NET INVESTMENT
    INCOME OF $810,770, RESPECTIVELY).......................    $363,058,008        $  305,307,534
                                                              =================   ================

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS JULY 31, 1997 (UNAUDITED)

1. ORGANIZATION AND ACCOUNTING POLICIES

TCW/DW Emerging Markets Opportunities Trust (the 'Trust') is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to seek capital appreciation through investment in equity securities of emerging market countries. The Trust was organized as a Massachusetts business trust on December 22, 1993 and commenced operations on March 30, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) an equity security listed or traded on the New York, American or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by TCW Funds Management, Inc. (the "Adviser") that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain of the Trust's portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluation by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS JULY 31, 1997 (UNAUDITED) CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date. Interest income is accrued daily.

C. FOREIGN CURRENCY TRANSLATION -- The books and records of the Trust are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

D. FORWARD FOREIGN CURRENCY CONTRACTS -- The Trust may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward contracts are valued daily at the appropriate exchange rates. The resultant exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Trust records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS JULY 31, 1997 (UNAUDITED) CONTINUED

federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company Inc. (the "Manager") paid the organizational expenses of the Trust in the amount of approximately $50,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT

Pursuant to a Management Agreement, the Trust pays the Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.75% to the Trust's weekly net assets.

Under the terms of the Management Agreement, the Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. INVESTMENT ADVISORY AGREEMENT

Pursuant to an Investment Advisory Agreement with the Adviser, the Trust pays the Adviser an advisory fee, calculated weekly and payable monthly, by applying the annual rate of 0.50% to the Trust's weekly net assets.

Under the terms of the Investment Advisory Agreement, the Trust has retained the Adviser to invest the Trust's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Trust in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Trust, who are employees of the Adviser.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS JULY 31, 1997 (UNAUDITED) CONTINUED

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended July 31, 1997 aggregated $121,048,620 and $131,463,707, respectively.

For the period May 31, 1997 through July 31, 1997, the Trust incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager since May 31, 1997, in the amount of $12,810.

Dean Witter Trust Company, an affiliate of the Manager, is the Trust's transfer agent. At July 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $76,000.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                                    CAPITAL
                                                                                                    PAID IN
                                                                                      PAR          EXCESS OF
                                                                     SHARES          VALUE         PAR VALUE
                                                                   -----------   --------------   -----------
Balance, January 31, 1996........................................   20,900,233         $209,002   $301,318,567
Treasury shares purchased and retired
 (weighted average discount 18.33%)*.............................     (136,500)          (1,365)   (1,471,522)
                                                                   -----------   --------------   -----------
Balance, January 31, 1997 and July 31, 1997......................   20,763,733   $      207,637   $299,847,045
                                                                   ===========   ==============   ===========


---------------------
 *   The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At January 31, 1997, the Trust had a net capital loss carryover of approximately $48,382,000 of which $40,283,000 will be available through January 31, 2004 and $8,099,000 will be available through January 31, 2005 to offset future capital gains to the extent provided by regulations.

Capital and foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital and foreign currency losses of approximately $1,107,000 and $17,000, respectively, during fiscal 1997.

As of January 31, 1997, the Trust had temporary book/tax differences primarily attributable to post-October losses, capital loss deferrals on wash sales and income from the mark-to-market of passive foreign investment companies.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
NOTES TO FINANCIAL STATEMENTS JULY 31, 1997 (UNAUDITED) CONTINUED

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Trust may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At July 31, 1997, the Trust had outstanding forward contracts to facilitate settlements of foreign currency denominated portfolio transactions.

At July 31, 1997, the Trust's cash balance consisted principally of interest bearing deposits with Chase Manhattan N.A., the Trust's custodian.

8. OTHER

On July 22, 1997 a shareholder proposal to convert the Trust from a closed-end investment company to an open-end investment company was approved by the Trust's shareholders. It is anticipated that this conversion will take place by the end of the Trust's fiscal year in January 1998.

9. SUBSEQUENT EVENT

On November 6, 1997 the Board of Trustees of the Trust approved a Co-Investment Advisory Agreement between the Trust and the Advisor and a Co-Investment Advisory Agreement between the Trust and Morgan Stanley Asset Management Inc. ("MSAM"), an affiliate of the Manager. The aggregate fees to be paid by the Trust under the proposed Agreements will be the same as the fees paid by the Trust under the present Agreement. Both Agreements are subject to the consent of the Trust's shareholders.

TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                       FOR THE
                                                                       PERIOD
                                     FOR THE                          MARCH 30,
                                    SIX MONTHS   FOR THE YEAR ENDED     1994*
                                      ENDED         JANUARY 31,        THROUGH
                                     JULY 31,   --------------------   JANUARY
                                       1997       1997       1996     31, 1995
-------------------------------------------------------------------------------
                                    (UNAUDITED)
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of
 period............................ $   14.70    $   13.07  $  11.18   $  14.02
                                    ----------   ---------  ---------  ---------
Net investment income..............      0.08         0.02      0.04       0.11
Net realized and unrealized gain
 (loss)............................      2.73         1.65      1.73      (2.89)
                                    ----------   ---------  ---------  ---------
Total from investment operations...      2.81         1.67      1.77      (2.78)
                                    ----------   ---------  ---------  ---------
Offering costs charged against
 capital...........................     -            -         -          (0.02)
                                    ----------   ---------  ---------  ---------
Less dividends and distributions
 from:
   Net investment income...........     (0.02)       (0.05)    (0.02)     (0.09)
   Net realized gain...............     -            -         -          (0.01)
                                    ----------   ---------  ---------  ---------
Total dividends and
 distributions.....................     (0.02)       (0.05)    (0.02)     (0.10)
                                    ----------   ---------  ---------  ---------
Anti-dilutive effect of acquiring
 treasury shares...................     -             0.01      0.14       0.06
                                    ----------   ---------  ---------  ---------
Net asset value, end of period..... $   17.49    $   14.70  $  13.07   $  11.18
                                    ----------   ---------  ---------  ---------
                                    ----------   ---------  ---------  ---------
Market value, end of period........ $  15.813    $  13.125  $  12.25   $  9.875
                                    ----------   ---------  ---------  ---------
                                    ----------   ---------  ---------  ---------
TOTAL INVESTMENT RETURN+...........     20.62%(1)     7.59%    24.28%   (33.52)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses...........................      1.66%(2)     1.72%     1.69%     1.73%(2)
Net investment income..............      1.01%(2)     0.12%     0.28%     0.94%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.........................  $363,058     $305,308  $273,172  $254,358
Portfolio turnover rate............        38%(1)       66%       66%       61%(1)
Average commission rate paid.......   $0.0008      $0.0012         -         -

---------------------
 *   Commencement of operations.
 +   Total investment return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

                           COMMERCIAL PAPER RATINGS

   Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

   Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                        FIXED-INCOME SECURITY RATINGS

   A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

   Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Fixed-income securities rated "AAA" have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

BBB Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

           Fixed-income securities rated AAA, AA, A, and BBB are considered investment grade.

BB Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

B Fixed-income securities rated "B" have a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

CI The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

           Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

           Plus (+) or minus (-): The rating from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

                           COMMERCIAL PAPER RATINGS

   Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

   Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.

A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."

A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                  TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST

                            PART C OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  Financial Statements

     (1)  Financial statements and schedules, included in Prospectus (Part A):

                                                                     Page
                                                                 In Prospectus

          Financial Highlights for the period March 30, 1994
          (commencement of operations)through January 31, 1995
          and for the fiscal years ended January 31, 1996, 1997
          (audited) and for the six months ended July 31, 1997
          (unaudited)............................................        7

    (2) Financial statements included in the Statement of Additional Information (Part B):

                                                                     Page In
                                                                       SAI
          Portfolio of Investments at January 31, 1997...........       43

          Statements of Assets and Liabilities at January 31,
          1997...................................................       51

          Statement of Operations for the year ended January 31,
          1997...................................................       52

          Statement of Change in Net Assets for the years ended
          January 31, 1996 and January 31,
          1997...................................................       53

          Notes to Financial Statements at January 31,
          1997...................................................       54

          Financial Highlights for the period March 30, 1994
          (commencement of operations) through January 31, 1995
          and for the fiscal years ended January 31, 1996 and
          1997...................................................       59

          Portfolio of Investments at July 31, 1997
          (unaudited)............................................       61

          Statement of Assets and Liabilities at July 31, 1997
          (unaudited)............................................       69

          Statement of Operations for the six months ended July
          31, 1997 (unaudited)...................................       70

          Statement of Change In Net Assets for the year ended
          January 31, 1997 and for the six months ended July 31,
          1997 (unaudited).......................................       71

          Notes to Financial Statements at July 31, 1997
          (unaudited)............................................       72

          Financial Highlights for the period March 30, 1994
          (commencement of operations) through January 31, 1995
          and for the fiscal years ended January 31, 1996, 1997
          (audited) and for the six months ended July 31, 1997
          (unaudited)............................................       77

     (b)  Exhibits:

  1.(a)  -- Declaration of Trust of Registrant **

  1.(b)  -- Amended and Restated Declaration of Trust *

  2.     -- By-Laws of Registrant **

  3.     -- None

  4.     -- Not Applicable

  5. -- Form of Investment Management Agreement between Registrant and Dean Witter InterCapital Inc.

  6. -- Form of Distribution Agreement between Registrant and Dean Witter Distributors Inc.

  7.     -- None

  8.(a)  -- Form of Custodian Agreement *

  8.(b) -- Form of Transfer Agency and Service Agreement between Registrant and Dean Witter Trust FSB

  9      -- None

  10.(a) -- Opinion of Barry Fink, Esq.*

  10.(b) -- Opinion of Lane Altman & Owens LLP*

  11.    -- Consent of Independent Accountants

  12.    -- None

  13.    -- None

  14.    -- None

  15. -- Form of Plan of Distribution between Registrant and Dean Witter Distributors Inc.

  16.    -- Schedule for Computation of Performance Quotations

  18.    -- Form of Multiple-Class Plan Pursuant to Rule 18f-3

  27.    -- Financial Data Schedules

Other    -- Powers of Attorney

------------------------
*   To be filed by amendment.
** Previously filed as an exhibit to the Registrant's Initial Registration Statement (File No. 33-73386) filed on December 23, 1993.

Item 25. Persons Controlled by or Under Common Control with Registrant

    None.

Item 26. Number of Holders of Securities.

                (1)                                        (2)

                                                 Number of Record Holders
          Title of Class                         at                , 1997
          --------------                         ------------------------

              Class A
              Class B
              Class C
              Class D

Item 27. Indemnification.

         Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

         Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Management or either Co-Advisory Agreements, none of the Manager, the Adviser or any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

         The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

         Registrant, in conjunction with the Manager, Registrant's Trustees, and other registered investment management companies managed by the Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28. Business and Other Connections of Investment Adviser.

         The TCW Funds Management, Inc. ("TCW") is a 100% owned subsidiary of The TCW Group, Inc., a Nevada corporation. TCW presently serves as investment adviser to: (1) TCW Funds, Inc., a diversified open-end management investment company, (2) TCW Convertible Securities Fund, Inc., a diversified closed-end management investment company; (3) TCW/DW Core Equity Trust, an open-end, non-diversified management company, (4) TCW/DW North American Government Income Trust, an open-end, non-diversified management company,
(5) TCW/DW Income and Growth Fund, an open-end, non-diversified management company, (6) TCW/DW Latin American Growth Fund, an open-end, non-diversified management company, (7) TCW/DW Small Cap Growth Fund, an open-end non-diversified management company, (8) TCW/DW Term Trust 2000, a closed-end, diversified management company, (9) TCW/DW Term Trust 2002, a closed-end diversified management company, (10) TCW/DW Term Trust 2003, a closed-end diversified management company, (11) TCW/DW Balanced Fund, an open-end, diversified management company, (12) TCW/DW Emerging Markets Opportunities Trust, a closed-end, non-diversified management company, (13) TCW/DW Total Return Trust, an open-end non-diversified management investment company,
(14) TCW/DW Mid-Cap Equity Trust, an open-end, diversified management investment company, (15) TCW/DW Global Telecom Trust, an open-end diversified management investment company and (16) TCW/DW Strategic Income Trust, an open-end diversified management investment company. TCW also serves as investment adviser or sub-adviser to other investment companies, including foreign investment companies. The list required by this Item 28 of the officers and directors of TCW together with information as to any other business, profession, vocation or employment of a substantive nature engaged in by the TCW and such officers and directors during the past two years, is incorporated by reference to Form ADV (File No. 801-29075) filed by the TCW pursuant to the Investment Advisers Act.

Item 29. Principal Underwriters.

         (a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

          (1)      Dean Witter Liquid Asset Fund Inc.
          (2)      Dean Witter Tax-Free Daily Income Trust
          (3)      Dean Witter California Tax-Free Daily Income Trust
          (4)      Dean Witter Retirement Series
          (5)      Dean Witter Dividend Growth Securities Inc.
          (6)      Dean Witter Natural Resource Development Securities Inc.
          (7)      Dean Witter World Wide Investment Trust

          (8)      Dean Witter Capital Growth Securities
          (9)      Dean Witter Convertible Securities Trust
         (10)      Active Assets Tax-Free Trust
         (11)      Active Assets Money Trust
         (12)      Active Assets California Tax-Free Trust
         (13)      Active Assets Government Securities Trust
         (14)      Dean Witter Global Utilities Fund
         (15)      Dean Witter Federal Securities Trust
         (16)      Dean Witter U.S. Government Securities Trust
         (17)      Dean Witter High Yield Securities Inc.
         (18)      Dean Witter New York Tax-Free Income Fund
         (19)      Dean Witter Tax-Exempt Securities Trust
         (20)      Dean Witter California Tax-Free Income Fund
         (21)      Dean Witter Limited Term Municipal Trust
         (22)      Dean Witter World Wide Income Trust
         (23)      Dean Witter Utilities Fund
         (24)      Dean Witter Strategist Fund
         (25)      Dean Witter New York Municipal Money Market Trust
         (26)      Dean Witter Intermediate Income Securities
         (27)      Prime Income Trust
         (28)      Dean Witter European Growth Fund Inc.
         (29)      Dean Witter Developing Growth Securities Trust
         (30)      Dean Witter Precious Metals and Minerals Trust
         (31)      Dean Witter Pacific Growth Fund Inc.
         (32)      Dean Witter Multi-State Municipal Series Trust
         (33)      Dean Witter Short-Term U.S. Treasury Trust
         (34)      Dean Witter Diversified Income Trust
         (35)      Dean Witter Health Sciences Trust
         (36)      Dean Witter Global Dividend Growth Securities
         (37)      Dean Witter American Value Fund
         (38)      Dean Witter U.S. Government Money Market Trust
         (39)      Dean Witter Global Short-Term Income Fund Inc.
         (40)      Dean Witter Variable Investment Series
         (41)      Dean Witter Value-Added Market Series
         (42)     Dean Witter Short-Term Bond Fund
         (43)     Dean Witter National Municipal Trust
         (44)     Dean Witter High Income Securities
         (45)     Dean Witter International SmallCap Fund
         (46)     Dean Witter Hawaii Municipal Trust
         (47)     Dean Witter Balanced Growth Fund
         (48)     Dean Witter Balanced Income Fund
         (49)     Dean Witter Intermediate Term U.S. Treasury Trust
         (50)     Dean Witter Global Asset Allocation Fund
         (51)     Dean Witter Mid-Cap Growth Fund
         (52)     Dean Witter Capital Appreciation Fund
         (53)     Dean Witter Information Fund
         (54)     Dean Witter Japan Fund
         (55)     Dean Witter Income Builder Fund
         (56)     Dean Witter Special Value Fund
         (57)     Dean Witter Financial Services Trust
         (58)     Dean Witter Market Leader Trust

         (59)     Dean Witter S&P 500 Index Fund
         (60)     Dean Witter Fund of Funds
          (1)     TCW/DW Core Equity Trust
          (2)     TCW/DW North American Government Income Trust
          (3)     TCW/DW Latin American Growth Fund
          (4)     TCW/DW Income and Growth Fund
          (5)     TCW/DW Small Cap Growth Fund
          (6)     TCW/DW Balanced Fund
          (7)     TCW/DW Total Return Trust
          (8)     TCW/DW Mid-Cap Equity Trust
          (9)     TCW/DW Global Telecom Trust
          (10)    TCW/DW Strategic Income Trust

(a) The following information is given regarding directors and officers of Dean Witter Distributors Inc. ("Distributors"). The principal address of Distributors is Two World Trade Center, New York, New York 10048.

                                          POSITION AND OFFICE WITH DISTRIBUTORS
NAME                                      AND THE REGISTRANT
----                                      -------------------------------------

Charles A. Fiumefreddo                    Chairman, Chief Executive Officer and
                                          Director of Distributors and
                                          Chairman, Chief Executive Officer and
                                          Trustee of the Registrant.

Philip J. Purcell                         Director of Distributors.

Richard M. DeMartini                      Director of Distributors and Trustee
                                          of the Registrant.

James F. Higgins                          Director of Distributors.

Thomas C. Schneider                       Executive Vice President, Chief
                                          Financial Officer and Director of
                                          Distributors.

Christine A. Edwards                      Executive Vice President, Secretary,
                                          Chief Legal Officer and Director of
                                          Distributors.

Robert Scanlan                            Executive Vice President of
                                          Distributors and Vice President of
                                          the Registrant.

Mitchell M. Merin                         Executive Vice President of
                                          Distributors and Vice President Of
                                          the Registrant.

Robert S. Giambrone                       Senior Vice President of Distributors
                                          and Vice President of the Registrant.

                                          POSITION AND OFFICE WITH DISTRIBUTORS
NAME                                      AND THE REGISTRANT
----                                      -------------------------------------

Barry Fink                                Senior Vice President, Assistant
                                          General Counsel and Assistant
                                          Secretary of Distributors and Vice
                                          President, Secretary and General
                                          Counsel of the Registrant.

Frederick K. Kubler                       Senior Vice President, Assistant
                                          Secretary and Chief Compliance
                                          Officer of Distributors.

Michael T. Gregg                          Vice President and Assistant
                                          Secretary of Distributors.

Edward C. Oelsner III                     Vice President of Distributors.

Samuel Wolcott III                        Vice President of Distributors.

Thomas F. Caloia                          Assistant Treasurer of Distributors
                                          and Treasurer of the Registrant.

Michael Interrante                        Assistant Treasurer of Distributors.


Item 30. Location of Accounts and Records

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

Item 31. Management Services

Registrant is not a party to any such management-related service contract.

Item 32. Undertakings

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 7th day of November, 1997.

                                  TCW/DW Emerging Markets Opportunities Trust

                                            By:  /s/ Barry Fink
                                               -----------------------
                                                     Barry Fink
                                               Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         SIGNATURES                     TITLE                           DATE
         ----------                     -----                           ----


By: /s/ Charles A. Fiumefreddo          Chairman, President,    November 7, 1997
   ---------------------------          Chief Executive
   Charles A. Fiumefreddo               Officer and Trustee

By:/s/ Thomas E. Larkin,  Jr.           Trustee                 November 7, 1997
   ---------------------------
   Thomas E. Larkin, Jr.

By:                                     Trustee                            / /97
   ---------------------------
   Richard M. DeMartini

By:                                     Trustee                            / /97
   ---------------------------
   John C. Argue

By: /s/ John  R.  Haire                 Trustee                 November 7, 1997
   ---------------------------
   John R. Haire

By: /s/ Manuel H. Johnson               Trustee                 November 7, 1997
   ---------------------------
   Manuel H. Johnson

By: /s/ Michael E. Nugent               Trustee                 November 7, 1997
   ---------------------------
   Michael E. Nugent

By:                                     Trustee                            / /97
   ---------------------------
   John L. Schroeder

By:                                     Trustee                            / /97
   ---------------------------
   Marc I. Stern

By: /s/ Thomas F.  Caloia               Treasurer, Chief        November 7, 1997
   ---------------------------          Financial Officer and
   Thomas F. Caloia                     Chief Accounting Officer

                  TCW/DW EMERGING MARKETS OPPORTUNITIES TRUST
                                 EXHIBIT INDEX
                                 -------------

  1.(a)  --      Declaration of Trust of Registrant *

  1.(b)  --      Amended and Restated Declaration of Trust *

  2.     --      By-Laws of Registrant **

  3.     --      None

  4.     --      Not Applicable

  5.     --      Form of Investment Management Agreement between Registrant and
                 Dean Witter InterCapital Inc.

  6.     --      Form of Distribution Agreement between Registrant and
                 Dean Witter Distributors Inc.

  7.     --      None

  8.(a)  --      Form of Custodian Agreement *

  8.(b)  --      Form of Transfer Agency and Service Agreement between
                 Registrant and Dean Witter Trust FSB

  9      --      None

  10.(a) --      Opinion of Barry Fink, Esq.*

  10.(b) --      Opinion of Lane Altman & Owens LLP*

  11.    --      Consent of Independent Accountants

  12.    --      None

  13.    --      None

  14.    --      None

  15.    --      Form of Plan of Distribution between Registrant and Dean
                 Witter Distributors Inc.

  16.    --      Schedule for Computation of Performance Quotations

  18.    --      Form of Multiple-Class Plan Pursuant to Rule 18f-3

  27.    --      Financial Data Schedules

Other    --      Powers of Attorney

------------------------
*   To be filed by amendment.
** Previously filed as an exhibit to the Registrant's Initial Registration Statement (File No. 33-73386) filed on December 23, 1993.